As filed with the Securities and Exchange Commission on October 2, 2026.

Securities Act File No. [__]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐

Amplify ETF Trust

(Exact Name of Registrant as Specified in Charter)

3333 Warrenville Road, Suite 350

Lisle, Illinois 60532

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (855) 267-3837

Christian Magoon

Amplify ETF Trust

3333 Warrenville Road, Suite 350

Lisle, Illinois 60532

Name and Address for Service

Copy to:

Walter L. Draney, Esq. Morrison C. Warren, Esq. Chapman and Cutler LLP 320 South Canal Street Chicago, IL 60606	Practus, LLP 7001 N. Scottsdale Rd. Suite 2040 Scottsdale, AZ 85253

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered: Investment Company Shares. No filing fee is required because an indefinite number of common shares of beneficial interest of Amplify ETF Trust have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on November 1, 2026 upon filing pursuant to Rule 488 under the Securities Act of 1933.

AMPLIFY ETF TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting of Shareholders

Questions and Answers

Part A – Combined Proxy Statement and Prospectus

Part B – Statement of Additional Information

Part C – Other Information Signature Page

Exhibits

LETTER TO SHAREHOLDERS

Fairlead Tactical Sector ETF

a series of Capitol Series Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Dear Shareholder:

The Board of Trustees of Capitol Series Trust (the “Trust”) (the “CST Board”) is recommending that you approve a proposal intended to preserve the investment program in which you currently invest through the Fairlead Tactical Sector ETF (the “Target Fund” or the “Old Fund”), a series of the Trust, while positioning that investment program for future growth through a new ETF that will operate as a new series of Amplify ETF Trust (the “Amplify Trust”), and will be supported by a new distribution platform.

At a Special Meeting of Shareholders (the “Meeting”) scheduled to occur on [__], 2026, you will be asked to approve the Agreement and Plan of Reorganization (the “Plan”), which provides for the reorganization (the “Reorganization”) of the Target Fund into the Amplify Fairlead Tactical Sector ETF (the “Acquiring Fund” or the “New Fund”), a newly created series of the Amplify Trust.

Throughout this Proxy Statement/Prospectus, we refer to the proposed Reorganization as preserving the “continuity of the Target Fund’s investment program.” By that, we mean that although the New Fund’s investment adviser will change, shareholders are expected to continue investing in an exchange-traded fund managed by the same sub-adviser portfolio management team that has managed the Old Fund since its inception, and the New Fund will have an investment objective, principal investment strategies and principal investment risks that are the same in all material respects as those of the Old Fund.

The CST Board believes that the proposed Reorganization offers shareholders the opportunity to maintain continuity of the Old Fund’s investment program, while transitioning to an established ETF operating and distribution platform sponsored by Amplify Investments LLC (“Amplify”). If the Reorganization is completed:

•	the New Fund will continue to operate as an actively managed exchange-traded fund;

•	Cary Street Partners Asset Management LLC (“Cary Street”), the Target Fund’s current investment adviser, having determined that continuing to serve as investment adviser to a publicly offered investment company is no longer consistent with its strategic business objectives, will no longer be involved in servicing the Old Fund in any capacity; instead, Amplify, the investment adviser to each of the 46 ETFs that comprise Amplify ETF Trust as of October 2, 2026, will become the adviser to the New Fund;

•	Fairlead Asset Management LLC (“Fairlead”) is expected to continue serving as the New Fund’s investment sub-adviser;

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•	Katie Stockton, CMT®, is expected to continue serving as the New Fund’s portfolio manager;

•	the New Fund is expected to maintain an investment objective, principal investment strategies and principal investment risks that are the same in all material respects as those of the Old Fund;

•	shareholders will receive shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of their shares in the Old Fund immediately before the Reorganization; and

•	in addition, certain of the Old Fund’s service providers will change in connection with the Reorganization.

The principal changes resulting from the Reorganization are that Amplify will replace Cary Street as investment adviser, and that the New Fund will become part of an existing trust focused exclusively on exchange-traded funds that utilize unaffiliated sub-advisers. Fairlead believes that partnering with Amplify would provide the New Fund with distribution resources not currently available to the Old Fund, including sales, marketing and national accounts resources and established platform access, while preserving the continuity of the Target Fund’s investment program. Fairlead believes these additional resources should enhance the New Fund’s ability to expand investor access and achieve organic asset growth while preserving continuity of the Old Fund’s portfolio management team.

After careful consideration, the CST Board, including all of the Independent Trustees, unanimously determined that the proposed Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization. Accordingly, the CST Board unanimously recommends that shareholders vote FOR approval of the Reorganization.

The enclosed Proxy Statement/Prospectus describes the proposal in greater detail, including the reasons for the Reorganization, the CST Board’s considerations in approving the transaction and a comparison of the Target Fund and the Acquiring Fund. We encourage you to read it carefully before voting.

Your vote is important regardless of the number of shares you own. Please vote as soon as possible by following the instructions included with your proxy materials.

You can vote in one of four ways:

•	By mail with the enclosed proxy card, signed and dated;

•	by phone, by calling one of the toll-free numbers listed on your proxy card for an automated touchtone voting line or to speak with a live operator;

•	By internet through the website listed in the proxy voting instructions;

•	In person at the Meeting on [__], 2026.

On behalf of the Board of Trustees, thank you for your continued investment in the Fairlead Tactical Sector ETF.

Sincerely,

Matthew J. Miller
President
Capitol Series Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [__], 2026

Fairlead Tactical Sector ETF
A Series of Capitol Series Trust

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Fairlead Tactical Sector ETF (the “Target Fund”), a series of Capitol Series Trust (the “Trust”), will be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 on [__], 2026 at [__], and at any adjournments or postponements thereof, for the following purpose:

1.	To approve the Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Target Fund into the Amplify Fairlead Tactical Sector ETF (the “Acquiring Fund”) (the “Reorganization”), a newly created series of Amplify ETF Trust; and

2.	The transaction of such other business as may properly come before the Meeting or any continuations after an adjournment thereof.

The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on any other proposals raised at the Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), the Trust’s governing documents, and relevant provisions of state law, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the chairman of the Meeting may adjourn the Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal.

This Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus are available on the internet at www.fairleadfunds.com/tack, or by calling (877) 865-9549. On this webpage, you also will be able to access the Target Fund’s Prospectus, the Acquiring Fund’s Prospectus, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Board of Trustees of Capitol Series Trust (the “CST Board”) has fixed the close of business on September 30, 2026, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof.

The Board, including all of the Independent Trustees, unanimously recommends that shareholders vote FOR approval of the Agreement and Plan of Reorganization.

By Order of the Board of Trustees,

Tiffany Franklin
Secretary
Capitol Series Trust

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES PROMPTLY USING ONE OF THE METHODS DESCRIBED IN THE ACCOMPANYING PROXY MATERIALS.

Questions and Answers About the Reorganization

The following questions and answers are intended to address some of the questions that shareholders may have regarding the proposed Reorganization. This summary is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement/Prospectus and in the Agreement and Plan of Reorganization attached as Appendix A.

Why am I receiving this Proxy Statement/Prospectus?

You are receiving this Proxy Statement/Prospectus because you owned shares of the Fairlead Tactical Sector ETF (the “Target Fund” or the “Old Fund”) on the record date established for the Special Meeting of Shareholders (the “Meeting”). As a shareholder, you are being asked to vote on a proposal to approve the Agreement and Plan of Reorganization (the “Plan”), pursuant to which the Target Fund will reorganize into the Amplify Fairlead Tactical Sector ETF (the “Acquiring Fund” or the “New Fund”) (the “Reorganization”), a newly created series of Amplify ETF Trust (the “Amplify Trust”).

What am I being asked to approve?

You are being asked to approve the Plan providing for the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. Following the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund, and the Target Fund will be liquidated.

Why is the Reorganization being proposed?

Fairlead evaluated alternatives that would preserve continuity of the Target Fund’s investment program while addressing what Fairlead believes is the Target Fund’s need for additional distribution resources and broader investor access. Fairlead believes that the Target Fund has not experienced meaningful organic asset growth, excluding market performance, for several years and that additional sales, marketing, national accounts and platform-distribution resources are important to the Target Fund’s future growth. Fairlead has concluded that partnering with Amplify Investments LLC (“Amplify”) offered the best opportunity to achieve these objectives while preserving continuity of the Target Fund’s investment program.

In addition, Cary Street Partners Asset Management LLC (“Cary Street”), the Target Fund’s current investment adviser, determined that continuing to serve as investment adviser to a publicly offered investment company was no longer consistent with its strategic business objectives. Cary Street therefore will have no involvement with the Acquiring Fund following the Reorganization.

What are the principal benefits of the Reorganization?

The CST Board believes that the principal anticipated benefits of the Reorganization include:

•	preserving continuity of the Target Fund’s investment program;

•	maintaining Fairlead as the Acquiring Fund’s investment sub-adviser;

•	maintaining Katie Stockton, CMT®, as the Acquiring Fund’s portfolio manager;

•	transitioning the Target Fund to the Acquiring Fund to take advantage of Amplify’s established ETF operating and distribution platform;

•	providing the Acquiring Fund with access to Amplify’s sales, marketing, national accounts and distribution resources and established platform relationships, which Fairlead believes should enhance the Acquiring Fund’s ability to expand investor access and achieve organic asset growth;

•	reducing the Acquiring Fund’s contractual unitary management fee from 0.59% to 0.57% of average daily net assets and, assuming the same 0.10% level of Acquired Fund Fees and Expenses (“AFFE”) reflected in the Target Fund’s current fee table, reducing Total Annual Fund Operating Expenses from 0.69% to 0.67%; and

•	effecting the transaction on a tax-free basis for U.S. federal income tax purposes, if the requirements for tax-free treatment are satisfied.

What are the principal differences between the Old Fund and the New Fund following the Reorganization?

The CST Board expects that many of the characteristics of the Target Fund that are most important to shareholders will remain the same in all material respects for the Acquiring Fund following the Reorganization.

Among other things:

•	the Acquiring Fund’s name is expected to remain essentially the same as the Target Fund’s name, with only the word “Amplify” inserted at the beginning of the Acquiring Fund name;

•	the Acquiring Fund will continue to operate as an actively managed exchange-traded fund;

•	the Acquiring Fund’s investment objective is expected to remain the same in all material respects;

•	the Acquiring Fund’s principal investment strategies are expected to remain the same in all material respects;

•	the Acquiring Fund’s principal investment risks are expected to remain the same in all material respects;

•	Fairlead is expected to continue serving as investment sub-adviser; and

•	Katie Stockton, CMT®, is expected to continue serving as portfolio manager.

The principal changes that will occur if shareholders approve the Reorganization are that Amplify will become the Acquiring Fund’s investment adviser, which means that the Acquiring Fund will be a series of Amplify Trust, and certain service providers will change in connection with the Reorganization.

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Will the Acquiring Fund’s principal investment strategies change?

No. The New Fund is expected to pursue principal investment strategies that are the same as the Old Fund in all material respects.

Will the Acquiring Fund’s principal investment risks change?

No. The New Fund is expected to be subject to principal investment risks that are the same as the Old Fund in all material respects.

Will the Acquiring Fund’s investment objective change?

No. The investment objective of the New Fund is expected to be the same as the objective of the Old Fund in all material respects.

Will Fairlead continue to manage the Acquiring Fund?

Yes. Following the Reorganization, Fairlead is expected to continue serving as investment sub-adviser to the Acquiring Fund pursuant to a new sub-advisory agreement with Amplify. Fairlead will continue to be responsible for the day-to-day management of the Acquiring Fund’s investment portfolio, including making investment decisions consistent with the Acquiring Fund’s investment objective, principal investment strategies and investment policies.

The CST Board considered the continuation of Fairlead as investment sub-adviser to be an important factor in approving the Reorganization because it preserves continuity of the Target Fund’s investment program.

Will Katie Stockton continue to manage the Acquiring Fund?

Yes. Katie Stockton, CMT®, Founder and Managing Partner of Fairlead, is expected to continue serving as portfolio manager of the Acquiring Fund following the Reorganization. Accordingly, shareholders are expected to continue receiving portfolio management from the same investment professional responsible for managing the Target Fund prior to the Reorganization.

The CST Board considered continuity of portfolio management to be one of the principal benefits of the proposed Reorganization.

Why will Cary Street no longer serve as the Acquiring Fund’s investment adviser?

Cary Street has determined that continuing to serve as investment adviser to a publicly offered investment company is no longer consistent with its strategic business objectives. As a result, Cary Street and Fairlead evaluated alternatives that would permit the Target Fund’s investment program to continue while providing shareholders with an established platform for the operation and distribution of an actively managed exchange-traded fund.

Why was Amplify selected as the Acquiring Fund’s new investment adviser?

Fairlead’s goal in seeking to reorganize the Target Fund is to partner with a platform that would expand investor access and achieve organic asset growth, while allowing shareholders to continue investing in an investment program that is the same in all material respects. After evaluating available alternatives, Fairlead concluded that partnering with Amplify offered the best opportunity to achieve those objectives.

In considering and approving the proposed Reorganization, the CST Board reviewed information regarding Amplify’s experience in sponsoring and operating exchange-traded funds, its distribution and operational capabilities and the services it would provide as investment adviser to the Acquiring Fund following the Reorganization.

There can be no assurance that the Reorganization will result in increased assets or additional reductions in fund expenses.

Will there be changes to the Board of Trustees and service providers for the Acquiring Fund?

Capitol Series Trust and the Amplify Trust have different boards of trustees. Additionally, certain of the Target Fund and the Acquiring Fund service providers are different. A comparison of the Target Fund’s and the Acquiring Fund’s service providers is listed below.

	Target Fund	Acquiring Fund
Administrator and Fund Accounting Agent	Ultimus Fund Solutions, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	Brown Brothers Harriman & Co.	U.S. Bancorp Fund Services, LLC
Custodian	Brown Brothers Harriman & Co.	U.S. Bancorp Fund Services, LLC
Distributor and Principal Underwriter	Northern Lights Distributors, LLC	Foreside Fund Services, LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd	Cohen & Company, Ltd
Legal Counsel	Practus, LLP	Chapman and Cutler LLP

How will the Reorganization work?

As part of the Reorganization, the Acquiring Fund, a new series of Amplify Trust with investment policies and strategies that are the same in all material respects as the Target Fund, has been created. The Acquiring Fund is newly organized and has no assets or liabilities. If the Target Fund’s shareholders approve the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities as set forth in the Plan. Existing shareholders of the Target Fund will become shareholders of the Acquiring Fund and, immediately after the Reorganization, each shareholder will hold shares of the Acquiring Fund with a value equal to the aggregate net asset value of the Target Fund shares that the shareholder held immediately prior to the Reorganization. Subsequently, the Target Fund will be liquidated and terminated.

Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of the Target Fund at the Meeting, the Reorganization is expected to be effective on or about December [_], 2026.

What will happen to my shares if the Reorganization is completed?

If the Reorganization is completed, you will automatically receive shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of your shares of the Old Fund immediately before the Reorganization.

You will not be required to take any action to receive your new shares.

Following the Reorganization, you will own shares of the Acquiring Fund rather than shares of the Target Fund. Although the number of shares of the Acquiring Fund you receive may differ from the number of shares of the Target Fund that you hold, in exchange for your shares of the Target Fund, you will receive shares of the Acquiring Fund equal in value to the net asset value of your shares of the Target Fund immediately prior to the Reorganization.

Will the ticker symbol for the Acquiring Fund change?

The Acquiring Fund is expected to continue trading under the ticker symbol “TACK.” The Acquiring Fund is also expected to remain listed on NYSE Arca.

Will I recognize gain or loss for U.S. federal income tax purposes?

The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Assuming the requirements for tax-free treatment are satisfied, shareholders generally will not recognize gain or loss upon the exchange of their shares of the Old Fund for shares of the New Fund pursuant to the Reorganization.

A more complete discussion of the material U.S. federal income tax consequences of the Reorganization appears under “Material U.S. Federal Income Tax Consequences.”

Will my basis change as a result of the Reorganization?

No, your aggregate tax basis for federal income tax purposes of the Acquiring Fund shares that you receive in the Reorganization will be the same as the basis of the Target Fund shares that you held immediately before such Reorganization.

Why do I need to vote?

Your vote is needed to ensure that a quorum and sufficient votes are present at the Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Who is paying expenses related to the Meeting and the Reorganization?

Amplify and Fairlead have agreed to share the expenses associated with the Reorganization. Accordingly, the Reorganization expenses will not be borne by the Target Fund or its shareholders.

Will I incur any direct or indirect fees or expenses as a result of the Reorganization?

No commission or other direct transactional fees will be imposed on shareholders in connection with the Reorganization. However, following the Reorganization the Acquiring Fund may buy and sell securities as necessary or desirable to reposition its portfolio. The expense of any such repositioning will be borne by the Acquiring Fund and, indirectly, its shareholders, along with any other additional indirect costs, such as market impact costs associated with such transactions.

Will my Fund expenses change?

Yes. Fund expenses are expected to decrease if the Reorganization is approved by shareholders. The Acquiring Fund will pay Amplify a contractual unitary management fee of 0.57% of average daily net assets, compared with the Target Fund’s current contractual unitary management fee of 0.59%. Assuming the same 0.10% level of Acquired Fund Fees and Expenses (“AFFE”) reflected in the Old Fund’s current fee table, Total Annual Fund Operating Expenses are expected to decrease from 0.69% to 0.67%. “AFFE” reflects expenses of the ETFs and other pooled investment vehicles in which a fund invests and may vary over time. A complete comparison appears under “Comparison of the Target Fund and the Acquiring Fund - Fees and Expenses.”

When is the Reorganization expected to occur?

If shareholders approve the Agreement and Plan of Reorganization and the other conditions to closing are satisfied or waived, the Reorganization is expected to be completed on or about December [_], 2026.

What vote is required to approve the Reorganization?

Approval of the Agreement and Plan of Reorganization requires the affirmative vote of the holders of a majority of the outstanding voting securities of the Old Fund, as required by the Investment Company Act of 1940, as amended, and the governing documents of Capitol Series Trust.

What happens if the Target Fund does not obtain the votes required to approve the proposal?

If the shareholders of the Target Fund do not approve the proposal, then the Reorganization will not be implemented with respect to the Target Fund and the CST Board will consider what further actions to take with respect to the Target Fund, including an alternative reorganization with a different acquiring fund and the liquidation of the Target Fund.

How does the CST Board recommend that I vote?

After careful consideration, the CST Board, including all of the Independent Trustees, unanimously determined that the proposed Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization.

Accordingly, the CST Board unanimously recommends that shareholders vote FOR approval of the Agreement and Plan of Reorganization.

How do I vote?

You may vote by telephone, through the Internet, by completing and returning the enclosed proxy card or, if you attend the Meeting, by voting in person.

Specific voting instructions are included with your proxy materials.

Whom should I call if I have questions?

If you have questions concerning the proposed Reorganization or need assistance voting your shares, please call EQ Fund Solutions, LLC the Target Fund’s proxy solicitor, at (800) 399-1581, weekdays from 9:00 a.m. Eastern Time to 10:00 p.m. Eastern Time.

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The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

October 2, 2026

PART A - COMBINED PROXY STATEMENT AND PROSPECTUS

[____], 2026

For the Reorganization of

Fairlead Tactical Sector ETF

a series of Capitol Series Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(513) 587-3400

INTO

Amplify Fairlead Tactical Sector ETF

a series of Amplify ETF Trust

3333 Warrenville Road, Suite 350,

Lisle, Illinois 60532

(855) 267-3837

[____], 2026

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Capitol Series Trust (the “CST Board”), an Ohio business trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), for use at a Special Meeting of Shareholders (the “Meeting”) of the Fairlead Tactical Sector ETF (the “Target Fund” or the “Old Fund”) at the principal executive offices of Ultimus Fund Solutions, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on [__], 2026 at [__]. At the Meeting, shareholders of the Target Fund will be asked to consider and vote upon the following proposal:

To approve the Agreement and Plan of Reorganization approved by the Independent Trustees of the CST Board, which provides for the reorganization of the Fairlead Tactical Sector ETF, a series of Capitol Series Trust, into the Amplify Fairlead Tactical Sector ETF, a newly created series of Amplify ETF Trust (the “Amplify Trust”).

After careful consideration, the CST Board recommends that shareholders of the Target Fund vote ”FOR” the proposal.

Amplify Trust is a Massachusetts business trust registered under the 1940 Act as an open-end management investment company. The Agreement and Plan of Reorganization between Capitol Series Trust and the Amplify Trust (the “Plan”) provides that all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of beneficial interest (“shares”) of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities as set forth in the Plan. If shareholders of the Target Fund vote to approve the Plan, shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of their shares of the Target Fund held immediately prior to the Reorganization in complete liquidation and termination of the Target Fund.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Meeting or any adjournments or postponements thereof. This Proxy Statement sets forth concisely the basic information you should know before voting on the proposal. You should read it and keep it for future reference.

The following documents containing additional information about the Target Fund and the Acquiring Fund, each having been filed with the SEC, are incorporated by reference into, and legally considered to be part of, this Proxy Statement:

•	the Statement of Additional Information dated [__], 2026, relating to this Proxy Statement (the “Proxy Statement SAI”)(File No. _____).

•	the Prospectus of the Target Fund, dated May 31, 2026, as amended and supplemented (the “Target Fund’s Prospectus”) (File No. 801-22895).

•	the Statement of Additional Information of the Target Fund, dated May 31, 2026, as amended and supplemented (the “Target Fund’s SAI”) (File No. 801-22895).

•	the Annual Report for the Target Fund for the fiscal period ended January 31, 2026, (the “Target Fund’s Annual Report”) (File No. 801-22895).

This Proxy Statement will be mailed on or about [__], 2026 to shareholders of record of the Target Fund as of September 30, 2026.

The Target Fund’s Prospectus and the Target Fund’s Annual Report have previously been delivered to shareholders of the Target Fund. Additional information about the Acquiring Fund will be included in the Acquiring Fund’s Prospectus, when available, and is included in Appendix C to this Proxy Statement. The Acquiring Fund is newly organized and currently has no assets or liabilities. The Acquiring Fund has been created in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the Target Fund as set forth in the Plan and will not commence operations until the date of the Reorganization.

Copies of the Proxy Statement, Proxy Statement SAI, and any of the foregoing documents relating to the Target Fund are available upon request and without charge by visiting the Target Fund’s website https://www.fairleadfunds.com/tack, by contacting the Target Fund’s distributor, Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Elkhorn, Nebraska 68022, or by calling (855) 891-0091. Copies of documents relating to the Acquiring Fund, when available, may be obtained upon request and without charge by writing to the Acquiring Fund, Amplify ETF Trust c/o Amplify Investments LLC, 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532, by calling at 1-855-267-3837 or by visiting www.amplifyetfs.com. The principal listing exchange for the Target Fund is NYSE Arca, Inc., and the principal listing exchange for the Acquiring Fund will be NYSE Arca, Inc. The aforementioned documents, including all proxy materials are available for inspection at the offices of NYSE Arca, Inc.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Target Fund or the Acquiring Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any fund involves investment risk, including the possible loss of principal.

PROPOSAL - APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

At the Meeting, shareholders of the Fairlead Tactical Sector ETF (the “Target Fund” or the “Old Fund”), a series of Capitol Series Trust (“CST”), will be asked to approve the Agreement and Plan of Reorganization (the “Plan”), pursuant to which the Target Fund will reorganize into the Amplify Fairlead Tactical Sector ETF (the “Acquiring Fund” or the “New Fund”), a newly created series of Amplify ETF Trust (the “Amplify Trust”) (the “Reorganization”).

A copy of the Plan is attached to this Proxy Statement/Prospectus as Appendix A. Shareholders are encouraged to read the Plan carefully because it is the legal document governing the Reorganization.

A. Overview

If shareholders approve the Plan and the other conditions to closing are satisfied or waived:

•	substantially all of the assets of the Target Fund will be transferred to the Acquiring Fund;
•	the Acquiring Fund will assume all of the liabilities of the Target Fund;
•	shareholders of the Target Fund will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of their shares immediately before the Reorganization;
•	the Target Fund will be liquidated; and
•	shareholders thereafter will own shares of the Acquiring Fund rather than shares of the Target Fund.

No sales charge, redemption fee or other transaction fee will be imposed on shareholders in connection with the exchange of shares pursuant to the Reorganization.

Continuity of the Target Fund’s Investment Program

A principal objective of the Reorganization is to preserve continuity of the Target Fund’s investment program.

Although the Acquiring Fund’s investment adviser will change to Amplify Investments LLC (“Amplify”) from Cary Street Partners Asset Management LLC (“Cary Street”), the Board of Trustees of Capitol Series Trust (the “CST Board”) expects that shareholders will continue investing in an investment program that is the same in all material respects following the Reorganization.

Among other things:

•	the Acquiring Fund will continue to operate as an actively managed exchange-traded fund;
•	the Acquiring Fund’s investment objective is expected to remain the same in all material respects;
•	the Acquiring Fund’s principal investment strategies are expected to remain the same in all material respects;
•	the Acquiring Fund’s principal investment risks are expected to remain the same in all material respects;
•	Fairlead Asset Management LLC (“Fairlead”) is expected to continue serving as investment sub-adviser; and
•	Katie Stockton, CMT®, is expected to continue serving as the Acquiring Fund’s portfolio manager.

Accordingly, although the organizational structure through which the Acquiring Fund operates will be different from that of the Target Fund, the CST Board expects shareholders to continue participating in an investment program that is the same in all material respects following completion of the Reorganization.

Reasons for the Reorganization

Cary Street determined that continuing to serve as investment adviser to a publicly offered investment company was no longer consistent with its strategic business objectives.

1

Fairlead evaluated alternatives that would preserve continuity of the Target Fund’s investment program while positioning it for future growth through an established ETF sponsor.

Following that evaluation, Fairlead concluded that partnering with Amplify offered the best opportunity to preserve the Target Fund’s existing investment program while benefiting from Amplify’s ETF operating, capital markets, marketing and distribution capabilities.

The CST Board considered these factors, together with the additional considerations discussed under “Board Considerations,” in determining to approve the Plan and recommend that shareholders approve the Reorganization.

Board Recommendation

After considering the information presented by Cary Street, Fairlead, fund counsel and other service providers, and after evaluating the factors discussed under “Board Considerations,” the CST Board, including all of the Independent Trustees, unanimously determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization.

Accordingly, the CST Board unanimously recommends that shareholders vote:

FOR

approval of the Plan.

Vote Required

Approval of the Plan requires the affirmative vote of a majority of the outstanding voting securities of the Target Fund, as required by the Investment Company Act of 1940, as amended, and the governing documents of Capitol Series Trust.

Additional Information

The foregoing discussion is only a summary of certain material provisions of the Plan.

Shareholders should read the entire Plan, which is attached as Appendix A, together with the more detailed discussions contained under “Background of the Reorganization,” “Reasons for the Reorganization,” “Board Considerations,” and “Description of the Reorganization.”

B. Comparison of the Target Fund and the Acquiring Fund

The following discussion compares certain material features of the Target Fund with those of the Acquiring Fund. The discussion is intended to highlight the principal similarities and differences that may be important to shareholders in considering the proposed Reorganization.

Overview

The Reorganization is intended to preserve continuity of the Target Fund’s investment program while changing the underlying trust and investment adviser.

The investment objective, principal investment strategies and principal investment risks of the Acquiring Fund will be the same in all material respects as those of the Target Fund. Fairlead will continue to serve as investment sub-adviser, and the portfolio management team will remain unchanged. Katie Stockton, CMT®, will continue to serve as portfolio manager and will continue to be primarily responsible for the day-to-day management of the Acquiring Fund.

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The principal changes resulting from the Reorganization include the following:

•	the Acquiring Fund will be a series of Amplify Trust rather than CST;
•	Amplify will replace Cary Street as investment adviser;
•	certain service providers will change, including the administrator and fund accounting agent, transfer agent, custodian, distributor and principal underwriter and legal counsel;
•	shareholders will become subject to the governing documents of Amplify Trust and Massachusetts law rather than the governing documents of CST and Ohio law; and
•	the Acquiring Fund’s fees and expenses are expected to be lower than those of the Target Fund.

The Acquiring Fund is expected to continue listing its shares on NYSE Arca, Inc., and to continue using the ticker symbol “TACK.”

The Target Fund and the Acquiring Fund have investment policies and strategies which are the same in all material respects, as described in the table below.

The Acquiring Fund has been created as a new series of the Amplify Trust solely for the purpose of acquiring the Target Fund’s assets and continuing its business and will not conduct any investment operations until after the closing of the Reorganization. Because the Acquiring Fund has investment policies and strategies which are the same in all material respects to those of the Target Fund, if the Reorganization is approved, all of the Target Fund’s portfolio holdings will be transferred to the Acquiring Fund.

Investment Objective

The investment objective of the Acquiring Fund will be the same as the investment objective of the Target Fund.

	Old Fund	New Fund
Investment Objective

The Fund seeks capital appreciation with limited drawdowns. A drawdown is the amount of investment value loss during a significant market decline, here related to the equity market, measured from the peak to trough.

The Fund seeks to limit drawdowns to preserve capital, such that a greater amount can be reinvested once the market has bottomed.

The investment methodology attempts to proactively identify market declines. Once successful, this process should position the fund into more defensive sectors and assets before market declines become worse, thereby limiting drawdown.

Same

Principal Investment Strategies

The principal investment strategies of the Acquiring Fund will be the same in all material respects as the principal investment strategies of the Target Fund.

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Accordingly, the Reorganization is not intended to change the manner in which Fairlead manages the Target Fund’s portfolio or the investment exposure shareholders receive through their investment in the Target Fund.

	Old Fund	New Fund
80% Policy / Fund Structure	The Fund is a diversified, actively managed ETF that, under normal circumstances, invests more than 80% of net assets in passive domestic equity sector ETFs and ETFs investing respectively in gold and U.S. Treasuries.	Same in all material respects.
Technical Analysis	The strategy employs a systematic approach to technical analysis focused on identifying important trends. The portfolio management team uses technical indicators derived from historical price and volume data to help determine purchases and sales.	Same in all material respects.
Rules-Based Indicators	The technical indicators are mathematical and rules-based and are designed to identify market trends and potential buying and selling opportunities. Fairlead has refined multiple indicators into a proprietary investment methodology.	Same in all material respects.
Sector Rotation / Investable Universe	The investable universe consists of the 11 sectors of the S&P 500®, as represented by the State Street Select Sector SPDR® ETFs. The strategy tactically rotates among those sector ETFs.	Same in all material respects.
Eligible Sector ETFs	State Street® Communication Services Select Sector SPDR® ETF; State Street® Consumer Discretionary Select Sector SPDR® ETF; State Street® Consumer Staples Select Sector SPDR® ETF; State Street® Energy Select Sector SPDR® ETF; State Street® Financial Select Sector SPDR® ETF; State Street® Health Care Select Sector SPDR® ETF; State Street® Industrial Select Sector SPDR® ETF; State Street® Materials Select Sector SPDR® ETF; State Street® Real Estate Select Sector SPDR® ETF; State Street® Technology Select Sector SPDR® ETF; and State Street® Utilities Select Sector SPDR® ETF	Same in all material respects.
Defensive / Risk-Off ETFs	When the model indicates a defensive posture is warranted, the portfolio may use SPDR® Gold MiniShares (GLDM), SPDR® Portfolio Long Term Treasury ETF (SPTL) and SPDR® Portfolio Short Term Treasury ETF (SPTS).	Same in all material respects.
Technical and Systematic Process	The investment process is 100% technical and generally 100% systematic. The rules-based system generally operates without human discretion, although portfolio managers may override the model in environments not comparable to the historical market data used to create it.	Same in all material respects.
Filters and Momentum Ranking	The portfolio managers monitor pricing data for the eligible ETFs and apply proprietary trend-following and overbought/oversold filters. ETFs passing the filters are subjected to a momentum calculation and the sector ETFs are assigned momentum rankings.	Same in all material respects.
Signals / Risk Management	Model signals are generated when filter results or momentum rankings change. The model may include U.S. Treasury or gold ETFs to manage risk.	Same in all material respects.

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Number and Weighting of Positions	The Fund anticipates holding approximately 5 to 8 ETF positions, consisting of approximately equally sized risk-on sector positions and occasional risk-off positions of varying sizes. Equal weighting of selected risk-on sectors can produce sector exposure materially different from the S&P 500®.	Same in all material respects.
Position Limits / Severe Risk-Off Conditions	The targeted maximum is approximately 20% of net assets for an individual risk-on sector ETF and 25% for a risk-off gold ETF position. In periods of substantial uncertainty representing severe risk-off conditions, up to 75% of the Fund may be invested in Treasury ETFs such as SPTS and SPTL.	Same in all material respects.
Rebalancing	The portfolio is rebalanced monthly.	Same in all material respects.

Principal Investment Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of the Acquiring Fund’s shares (the “Shares”) may be affected by its investment objective, principal investment strategies, and particular risk factors. The principal risks of investing in the Acquiring Fund are discussed below. However, other factors may also affect Acquiring Fund’s NAV. There is no guarantee that the Acquiring Fund will achieve its investment objective or that it will not lose principal value.

The principal risks of investing in the Acquiring Fund and the Target Fund are the same in all material respects, as their investment policies and the investment strategies are the same in all material respects. Because the Target Fund and the Acquiring Fund have investment policies and strategies are, except as described below, subject to principal risks that are the same in all material respects. However, because the Acquiring Fund has no operating history, it is subject to the “New Fund Risk.”

Each risk summarized below is considered a “principal risk” of investing in the Acquiring Fund, regardless of the order in which it appears. As with any investment, there is a risk you could lose all or a portion of your investment in the Acquiring Fund. Some or all of these risks may adversely affect the Acquiring Fund’s NAV, trading price, yield, total return and/or ability to meet its objectives.

	Old Fund	New Fund
Market Risk	Markets and portfolio investments may decline sharply or unpredictably due to economic, political, geopolitical, public-health, cybersecurity, natural-disaster and other market events.	Same in all material respects.
Equity Securities Risk	Equity values may decline because of broad market and economic conditions, industry developments, issuer-specific factors, interest rates, inflation or investor perceptions.	Same in all material respects.

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Momentum Investing Risk	The Fund favors sector ETFs with stronger recent price performance. Momentum can change quickly, and a momentum style may be out of favor or produce losses.	Same in all material respects.
Active Management Risk	The Fund’s performance depends significantly on successful implementation of its actively managed investment strategy and the skill and expertise of key investment personnel.	Same in all material respects.
Issuer Risk	Because the Fund may hold a limited group of sector and defensive ETFs, declines affecting particular ETF issuers or the investments held by defensive ETFs may reduce the Fund’s value.	Same in all material respects.
Authorized Participant Concentration Risk	A limited number of institutions may act as Authorized Participants. If they exit or cannot process creations/redemptions and others do not step in, Shares may trade at discounts, face wider spreads, trading halts or delisting risk.	Same in all material respects.
Cash and Cash Equivalents Risk	Cash allocations may limit participation in market advances, may fail to keep pace with inflation and are not guaranteed as to principal or interest.	Same in all material respects.
Cash Transactions Risk	Cash or partially cash creations and redemptions may require portfolio sales, potentially causing the Fund to recognize gains and making Shares less tax-efficient than fully in-kind ETFs.	Same in all material respects.
ETF Provider Risk	The strategy currently contemplates ETFs from the State Street SPDR family, which may create conflicts or result in use of ETFs with higher expenses or lower returns than alternatives.	Same in all material respects.
ETF Shares Trading Risk	Shares trade in the secondary market and may experience disrupted creation/redemption activity, market stress, limited liquidity, wide bid-ask spreads, trading halts, or premiums/discounts to NAV.	Same in all material respects.
Fixed Income Securities Risk	Defensive allocations to Treasury and other fixed-income exposures are subject to interest-rate, credit and related fixed-income market risks.	Same in all material respects.
Fund of Funds Risk	The Fund indirectly bears the investment risks and expenses of the underlying ETFs in which it invests, and its ability to achieve its objective depends substantially on those underlying ETFs.	Same in all material respects.

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Gold ETF Risks	Defensive investment in GLDM exposes the Fund to gold-price volatility and risks associated with the structure, trading, custody and regulation of the underlying gold vehicle.	Same in all material respects.
Investment Company Risk	Investment-company regulation and tax requirements may constrain investments; investments in other registered funds also expose the Fund to their losses, practices and expenses.	Same in all material respects.
Large-Capitalization Companies Risk	Large-cap companies may underperform smaller companies or the broader market and may respond less quickly to technological or competitive change.	Same in all material respects.
Limited Holdings Risk	A limited number of underlying ETF positions may produce greater volatility and market losses than a more broadly diversified portfolio.	Same in all material respects.
Portfolio Fund Investment Risks	The Fund’s risks directly correspond to the risks of its underlying ETFs and vary with the Fund’s allocation among them.	Same in all material respects.
Sector Focus Risk	Concentrated exposure to one or more sectors can make the Fund more sensitive to developments affecting those sectors; the current prospectus separately describes risks for each of the 11 S&P 500 sectors used by the strategy.	Same in all material respects.
Communications Services Sector Risk	Communication services companies may be affected by technological obsolescence, competition, capital requirements, regulation, changing demand and cybersecurity events.	Same in all material respects.
Consumer Discretionary Sector Risk	Consumer-discretionary companies are sensitive to economic conditions, interest rates, consumer confidence and spending, competition and changing tastes.	Same in all material respects.
Consumer Staples Sector Risk	Consumer-staples companies may be affected by product regulation, consumer demand, marketing, competition and broader economic conditions.	Same in all material respects.
Energy Sector Risk	Energy companies are sensitive to commodity prices, supply and demand, regulation, geopolitical events, capital requirements and environmental liabilities.	Same in all material respects.

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Financial Sector Risk	Financial companies are highly regulated and sensitive to interest rates, capital availability, competition and deterioration in credit markets.	Same in all material respects.
Health Care Sector Risk	Health-care companies face government regulation and reimbursement risk, patent and intellectual-property risk, product-liability litigation, competition and regulatory-approval risk.	Same in all material respects.
Industrial Sector Risk	Industrial companies are sensitive to economic cycles, supply and demand, regulation, exchange rates, technological developments and environmental and other liabilities.	Same in all material respects.
Materials Sector Risk	Materials companies are sensitive to commodity prices, exchange rates, worldwide competition, environmental policies, economic cycles, resource depletion and regulation.	Same in all material respects.
New Fund Risk	N/A	The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
Real Estate Sector Risk	Real-estate companies are exposed to property-value declines, interest rates, economic conditions, casualty and condemnation, environmental liabilities, zoning, taxes and operating costs.	Same in all material respects.
Technology Sector Risk	Technology companies are vulnerable to rapid technological change and obsolescence, regulation, intense competition, intellectual-property risk and volatile growth rates.	Same in all material respects.
Utilities Sector Risk	Utilities may be concentrated among relatively few issuers and are sensitive to regulation, financing, fuel supply and demand, tax rules and environmental matters.	Same in all material respects.
Underlying ETFs Expense Risk	Shareholders indirectly bear the management fees and other expenses of underlying ETFs, which can make Fund expenses higher than direct investment in securities.	Same in all material respects.

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Fund Performance and Portfolio Turnover

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Target Fund. For the performance history and portfolio turnover rates for the Target Fund see the Prospectus of the Target Fund, dated May 31, 2026.

Portfolio Holdings Information

Information about the Target Fund’s daily portfolio holdings is available on the Target Fund’s website. A complete description of the Target Fund’s policies and procedures with respect to the disclosure of the Target Fund’s portfolio holdings is available in the Target Fund’s SAI, which is incorporated by reference into this Proxy Statement. Information about the Acquiring Fund’s daily portfolio holdings will be available at www.amplifyetfs.com. In addition, the Acquiring Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. No later than 30 days after the end of each fiscal quarter, the Acquiring Fund files with the SEC on Form N-PORT a complete list of its portfolio holdings as of each month-end during the relevant quarter. You can find the SEC filings on the SEC’s website at www.sec.gov. A summarized description of the Acquiring Fund’s policies and procedures with respect to the disclosure of the Acquiring Fund’s portfolio holdings is included in the Proxy Statement SAI.

Investment Adviser

Cary Street currently serves as investment adviser to the Target Fund. Following the Reorganization, Amplify will serve as investment adviser to the Acquiring Fund.

Subject to the oversight of the Board of Trustees of Amplify ETF Trust, Amplify will be responsible for the overall management of the Acquiring Fund and for overseeing Fairlead in its capacity as investment sub-adviser.

Cary Street concluded that the existing Target Fund would benefit from an investment adviser with greater resources devoted specifically to the operation, marketing and distribution of exchange-traded funds. In particular, Fairlead identified the Target Fund’s need for additional distribution resources, including a sales organization, national sales management, marketing resources, a national accounts function and established platform access.

Cary Street believes that Amplify’s ETF platform and distribution resources should allow the Acquiring Fund to expand investor access and achieve organic asset growth. Fairlead also believes that growth in the Acquiring Fund’s assets may provide opportunities to realize economies of scale and potentially reduce shareholder costs over time.

These anticipated benefits are not guaranteed, and there can be no assurance that the Reorganization will result in increased Acquiring Fund assets or additional reductions in Acquiring Fund expenses.

Investment Sub-Adviser

Fairlead currently serves as investment sub-adviser to the Target Fund and will continue to serve as investment sub-adviser to the Acquiring Fund following the Reorganization.

Fairlead will therefore continue to be responsible for the day-to-day management of the Acquiring Fund’s investment portfolio, subject to the oversight of Amplify and the Board of Trustees of Amplify ETF Trust.

Pursuant to an investment sub-advisory agreement between Amplify and Fairlead, the Sub-Adviser receives a sub-advisory fee based upon the Acquiring Fund’s average daily net assets. The Acquiring Fund does not directly pay the Sub-Adviser. The Adviser is responsible for paying the entire amount of the Sub-Adviser’s fee for the Acquiring Fund.

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Portfolio Management

There will be no change in Fairlead’s portfolio management team as a result of the Reorganization.

Katie Stockton, CMT®, will continue to serve as portfolio manager and will continue to be primarily responsible for the day-to-day portfolio management of the Acquiring Fund.

Accordingly, although the Acquiring Fund’s investment adviser will change, the investment professionals responsible for implementing the Acquiring Fund’s investment program will remain the same.

Fees and Expenses

Following the Reorganization, the contractual unitary management fee and Total Annual Fund Operating Expenses of the Acquiring Fund are expected to be lower than those of the Target Fund.

Amplify will receive a contractual unitary management fee of 0.57% of the Acquiring Fund’s average daily net assets, compared with the Target Fund’s current contractual unitary management fee of 0.59%.

The following table compares the fees and expenses of the Target Fund with the expected fees and expenses of the Acquiring Fund. The 0.10% AFFE shown for the Acquiring Fund assumes the same level reflected in the Target Fund’s current fee table because the Acquiring Fund is expected to pursue the same investment program in all material respects. AFFE is not a contractual fee paid to the Adviser and may vary over time.

Shareholder Fees / Annual Fund Operating Expenses	Target Fund	Acquiring Fund
Shareholder Fees (fees paid directly from your investment)	None	None
Management Fee	0.59%	0.57%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.10%	0.10%*
Total Annual Fund Operating Expenses	0.69%	0.67%*
* The Acquiring Fund AFFE and Total Annual Fund Operating Expenses are comparative estimates that assume AFFE remains at 0.10%. AFFE may change as the expenses and portfolio weights of underlying ETFs and other pooled investment vehicles change.

The CST Board considered the expected reduction in shareholder expenses in determining to approve the Reorganization.

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Service Providers

Certain service providers will change as a result of the Reorganization, while others remain the same.

Function	Target Fund	Acquiring Fund
Listing Exchange	NYSE Arca	NYSE Arca
Legal Counsel	Practus LLP	Chapman and Cutler LLP
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Administrator/Fund Accountant	Ultimus Fund Solutions, LLC	U.S. Bancorp Fund Services, LLC
Chief Compliance Officer	Martin Dean, Northern Lights Compliance Services, LLC	Jodie Crotteau, Chief Compliance Officer of Both Amplify Investments LLC and Amplify ETF Trust
Distributor	Northern Lights Distributors, LLC	Foreside Fund Services, LLC
Custodian	Brown Brothers Harriman & Co.	U.S. Bancorp Fund Services, LLC
Transfer Agent	Brown Brothers Harriman & Co.	U.S. Bancorp Fund Services, LLC

Expenses of the Reorganization

Amplify and Fairlead have agreed to share the expenses associated with the Reorganization. Accordingly, the Reorganization expenses will not be borne by the Target Fund or its shareholders.

Shareholder Rights

The Target Fund is a series of CST, an Ohio business trust. The Acquiring Fund will be a series of Amplify Trust, a Massachusetts business trust. As a result, following the Reorganization shareholders will be subject to the governing documents of Amplify Trust and applicable Massachusetts law rather than the governing documents of CST and applicable Ohio law.

The following table summarizes certain material differences in shareholder rights. The summary is qualified in its entirety by the governing documents of CST and Amplify Trust and by applicable law.

Topic	Capitol Series Trust / Target Fund	Amplify ETF Trust / Acquiring Fund
Organization / governing law	The Target Fund is a series of Capitol Series Trust (“CST”), an Ohio business trust. CST is governed by its Amended and Restated Agreement and Declaration of Trust dated November 18, 2021, its By-Laws dated September 18, 2013, as amended, Chapter 1746 of the Ohio Revised Code, and applicable federal law.	The Acquiring Fund will be a series of Amplify ETF Trust (“Amplify Trust”), a Massachusetts business trust organized January 6, 2015. Amplify Trust is governed by its Amended and Restated Declaration of Trust dated November 5, 2015, its By-Laws dated November 5, 2015, applicable Massachusetts law governing business trusts, and applicable federal law.

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Voting rights / series voting	Annual meetings are not required. Each whole share is entitled to one vote and each fractional share to a proportionate fractional vote. Shareholders vote on matters provided in the CST Trust Instrument and required by the 1940 Act, including, as applicable, election or removal of Trustees, advisory contracts, certain reorganizations or terminations, certain amendments, and derivative/class actions. Shares may be voted in person or by proxy. Unless a greater vote is required, a majority of shares voted at a meeting at which a quorum is present decides a matter; a plurality elects a Trustee. Separate Series/Class voting applies where required or where only that Series/Class is affected.	Amplify Trust’s Declaration generally requires a shareholder vote only where the 1940 Act requires one, or where the Trustees determine a vote is necessary or desirable. Each whole share has one vote and a fractional share a proportionate vote. Shares generally vote together, except where the 1940 Act requires separate Series/Class voting or the Trustees determine that a matter affects only one or more Series or Classes.
Shareholder meetings	CST is not required to hold annual shareholder meetings. A majority of shares entitled to vote constitutes a quorum, including separately for a Series or Class where separate voting applies. Any lesser number may adjourn the meeting, and an adjourned session may be held within a reasonable time without further notice.	Amplify Trust is not required to hold annual shareholder meetings. The Trustees may call special meetings when required or permitted by the 1940 Act or the governing documents. Shareholders holding one-third of the voting power entitled to vote on the requested matter may request a meeting if they pay the reasonably estimated cost of preparing and mailing the notice. The Declaration requires the By-Laws to set a quorum of not less than 30% of shares entitled to vote.

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Election, term and removal of Trustees	Under the CST Trust Instrument, each Trustee serves during the lifetime of CST until death, resignation, retirement or removal; CST’s current SAI provides for retirement as of December 31 of the year a Trustee turns 78, subject to limited emeritus service. Trustees may fill vacancies subject to the 1940 Act’s shareholder-election requirements. A Trustee may be removed by shareholders holding not less than two-thirds of CST’s outstanding shares.	The Amplify Trustees determine the number of Trustees and may fill vacancies, except when shareholder election is required by the 1940 Act. Trustees elected by shareholders are elected by plurality at a meeting with a quorum. A Trustee may be removed, with or without cause, by the holders of at least two-thirds of the Outstanding Shares of Amplify Trust or by two-thirds of the remaining Trustees.
Shareholder liability	CST’s Trust Instrument generally provides that shareholders are not personally liable for the acts, omissions or obligations of CST or a Series. If a shareholder is charged or held personally liable solely because of shareholder status, CST must, upon proper request, assume the defense and indemnify the shareholder; where the claim relates to a particular Series, recovery is limited to that Series’ assets.	Massachusetts business trust shareholders historically may face personal liability in limited circumstances. Amplify Trust’s Declaration expressly disclaims personal shareholder liability and provides indemnification from Trust or applicable Series assets to a shareholder held liable solely by reason of shareholder status; upon request, the Trust will assume the defense of such a claim and satisfy any judgment.
Trustee/officer liability and indemnification	CST’s Trust Instrument provides that Trustees and officers generally are not personally liable for claims against CST or a Series absent willful misfeasance, bad faith, gross negligence or reckless disregard of duties. CST indemnifies Trustees and officers against liabilities and expenses, subject to the limitations of the 1933 Act and 1940 Act and the same disqualifying-conduct standard.	Amplify’s trust instruments provide that Trustees generally have no personal liability by reason of serving as a Trustee and are indemnified to the fullest extent permitted by law, subject to applicable limitations, including for willful misfeasance, bad faith, gross negligence or reckless disregard of duties. Amplify’s trust instrument also contains an express disclaimer of shareholder liability and related indemnification protections.

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Series liability	Each CST share represents an equal proportionate interest in the assets and liabilities belonging to its Series. CST’s governing structure allocates assets and liabilities by Series, and creditors of a Series generally look to the assets belonging to that Series.	Each Amplify Trust share represents a beneficial interest only in the net assets belonging to its Series. Assets and liabilities are separately recorded by Series, and liabilities belonging to a Series are enforceable only against assets belonging to that Series, not against assets of another Series or the Trust generally (subject to allocation of general liabilities as provided in the Declaration).
Inspection rights	CST’s Declaration of Trust provides that the records of the Trust shall be open to inspection by shareholders to the same extent as is permitted for stockholders of an Ohio business corporation. Ohio law also makes CST’s filed trust instrument and other information filed with the Ohio Secretary of State public records.	Except as otherwise required by law, Amplify Trust’s Declaration provides that shareholders have only such rights to inspect the Trust’s records, documents, accounts and books as the Trustees may grant from time to time. The original or a copy of the Declaration and its amendments must be kept at the Trust’s office and may be inspected by any shareholder.
Derivative actions	CST shareholders have the same power regarding derivative or class actions as stockholders of an Ohio business corporation. A derivative complaint must be verified, allege contemporaneous share ownership, and state with particularity the efforts made to obtain the requested action from directors and, if necessary, shareholders, or explain why those efforts were not made. The plaintiff must fairly and adequately represent similarly situated shareholders, and dismissal or compromise requires court approval.	Amplify Trust’s Declaration requires a shareholder to make a detailed written demand on the Trustees before bringing a derivative action. The Trustees generally have 90 days, extendable by 60 days, to consider the demand. If a majority of independent Trustees determines in good faith that maintaining the suit is not in the applicable Fund’s best interests, the demand is rejected and the shareholder may proceed only by carrying the burden of showing that the decision was not a good-faith exercise of business judgment. The Declaration also contains cost-allocation provisions for certain noncompliant or improper actions.

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Amendments to governing documents	CST’s Trust Instrument reserves the right to amend the instrument, but an amendment may not repeal the limitations on personal liability of shareholders or Trustees or the prohibition on assessments without the affected person’s express consent. Subject to those limits, a majority of Trustees may amend the Trust Instrument without shareholder approval so long as the amendment does not adversely affect applicable shareholder rights and is not contrary to law, including the 1940 Act.	Amplify Trust’s Declaration may generally be amended by a majority of the Trustees without a shareholder vote, except in limited circumstances. An amendment to Article V (Trustees) requires approval of two-thirds of the Trustees then in office. The Declaration’s provisions concerning election and removal of Trustees likewise may not be amended without approval of two-thirds of the Trustees.
Reorganization / merger / termination	CST or any Series or Class may be terminated by an instrument executed by a majority of Trustees upon prior written notice to shareholders. Upon liquidation, shareholders of a Series or Class receive the excess of assets belonging to that Series or Class over its liabilities, proportionately according to their holdings. Shareholder approval of a reorganization is required to the extent provided in the CST Trust Instrument or applicable law, including the 1940 Act.	Amplify Trust or any Series may be terminated at any time by the Trustees upon written notice to shareholders. The Trustees also may authorize a merger, consolidation, sale or other disposition of all or substantially all assets of the Trust or a Series/Class on terms they determine, without shareholder approval unless the 1940 Act or other applicable law requires a shareholder vote.

C. Comparison of Investment Restrictions

The Target Fund’s fundamental investment restrictions address borrowing, senior securities, underwriting, real estate, commodities, lending and concentration. Its investment objective is non-fundamental, and it also has non-fundamental restrictions relating to short sales, purchases on margin, investments in other investment companies and illiquid securities. The Acquiring Fund is expected to adopt restrictions that are the same in all material respects and are not expected to change the universe of permissible investments or the manner in which Fairlead implements the Acquiring Fund’s investment program.

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Restriction	Target Fund	Acquiring Fund
Borrowing	Permitted only to the extent allowed by applicable law, subject to the Target Fund’s stated limits and 1940 Act asset-coverage requirements.	Same in all material respects.
Senior Securities	Prohibited except as permitted by the 1940 Act and applicable SEC rules or interpretations.	Same in all material respects.
Underwriting	Prohibited, subject to customary exceptions for dispositions of portfolio securities.	Same in all material respects.
Real Estate	No direct purchase or sale of real estate, subject to customary securities and real-estate-instrument exceptions.	Same in all material respects.
Commodities	Restricted subject to stated exceptions, including derivatives and commodity-related instruments as permitted by law.	Same in all material respects.
Loans	Restricted subject to customary securities-lending, repurchase and debt-security exceptions.	Same in all material respects.
Concentration	May not invest 25% or more of total assets in a particular industry or industry group, subject to stated exclusions.	Same in all material respects.

D. Comparison of Investment Advisory and Sub-Advisory Agreements

Cary Street currently serves as investment adviser to the Target Fund and Fairlead serves as investment sub-adviser. Following the Reorganization, Amplify will serve as investment adviser to the Acquiring Fund and Fairlead will continue as investment sub-adviser pursuant to a new sub-advisory agreement with Amplify.

Item	Target Fund	Acquiring Fund
Investment Adviser	Cary Street Partners Asset Management LLC	Amplify Investments LLC
Investment Sub-Adviser	Fairlead Asset Management LLC	Fairlead Asset Management LLC

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Contractual Unitary Management Fee	0.59% of average daily net assets	0.57% of average daily net assets
Adviser Expense Responsibility	Cary Street pays the regular and recurring expenses specified in the current advisory agreement, subject to stated exclusions including AFFE, taxes, transaction expenses, certain custody expenses, borrowing costs, Trustee fees and extraordinary expenses.	Amplify is expected to pay all of the expenses of the Acquiring Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, but excluding the management fee payable under the Investment Management Agreement, distribution and service fees payable pursuant to a Rule 12b-1 plan (if any), interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, and extraordinary expenses.
Portfolio Management	Cary Street delegates day-to-day portfolio management to Fairlead, subject to Board oversight.	Amplify will oversee Fairlead; Fairlead will continue day-to-day portfolio management, subject to Amplify Board oversight.
Standard of Care	Current agreement generally limits Cary Street liability except for willful misfeasance, bad faith, gross negligence or reckless disregard, among other applicable limitations.	Under the Investment Management Agreement, Amplify is not liable for any loss sustained by reason of the purchase, sale or retention of any asset if the recommendation was selected with due care and in good faith, except for loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Amplify in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.
Termination / Assignment	Subject to the 1940 Act and the agreement; terminates automatically upon assignment.	The Investment Management Agreement is terminable without penalty upon sixty (60) days’ written notice by either party. The Fund may effect termination by action of the Amplify Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Agreement terminates automatically in the event of its assignment.
Sub-Advisory Fee	Paid under the current Cary Street/Fairlead agreement.	Expected to be paid by Amplify from its management fee and not directly by the Acquiring Fund.

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E. Comparison of Distribution, Purchase, Redemption and ETF Trading Arrangements

The Target Fund and Acquiring Fund are each designed to operate as exchange-traded funds. The Target Fund currently trades on NYSE Arca under the ticker “TACK,” and the Acquiring Fund is expected to continue listing on NYSE Arca under the same ticker. Both the Target Fund and the Acquiring Fund issue and redeem shares at NAV only in Creation Units through Authorized Participants, while individual investors generally buy and sell shares in secondary-market transactions at market prices. The Target Fund generally effects creations and redemptions in kind, although cash or partially cash transactions may be used. The Acquiring Fund is expected to use substantially similar procedures under Rule 6c-11.

The principal distributor will change from Northern Lights Distributors, LLC to Foreside Fund Services, LLC. The Reorganization is not expected to alter the ability of shareholders to buy or sell Acquiring Fund shares throughout the trading day at then-prevailing market prices, although ordinary ETF trading risks will continue to apply.

F. Background of the Reorganization

The following discussion summarizes the events leading to the proposed Reorganization. This discussion is intended to provide shareholders with additional information regarding the background of the transaction and the process undertaken by the CST Board in evaluating the proposed Reorganization.

During the second half of 2024, Cary Street Partners Asset Management LLC (“Cary Street”), the investment adviser to the Fairlead Tactical Sector ETF (the “Target Fund”), first determined that continuing to serve as investment adviser to a publicly offered investment company may no longer be consistent with its strategic business objectives. Cary Street therefore informed Fairlead, the Target Fund’s investment sub-adviser, that it wished to explore alternatives that would allow the Target Fund’s investment program to continue while permitting Cary Street to discontinue serving as the investment adviser.

Following those discussions, Fairlead evaluated alternatives for preserving continuity of the Target Fund’s investment program while addressing what Fairlead believed was a need for additional distribution resources and broader investor access. Fairlead noted that the Target Fund had not experienced meaningful organic growth, excluding market performance, for several years and believed that additional sales, marketing, national accounts and platform-distribution resources were important to future growth. Fairlead’s objectives also included maintaining continuity of portfolio management and preserving the Target Fund’s investment objective, principal investment strategies and principal investment risks.

After evaluating available alternatives, Fairlead concluded that partnering with Amplify Investments LLC (“Amplify”) offered the best opportunity to achieve those objectives. Fairlead believed that Amplify’s ETF platform and distribution resources could result in expanded investor access and help achieve organic asset growth, while allowing shareholders to continue investing in an investment program that is the same in all material respects.

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Representatives of Cary Street, Fairlead and Amplify subsequently negotiated the principal terms of the sale of books and records relating to the Reorganization, as well as the proposed advisory and sub-advisory arrangements that would become effective upon completion of the transaction.

On June 17, 2026, the CST Board met to reassess the proposed Reorganization. Prior to the meeting, the Trustees reevaluated extensive written materials describing the proposed transaction, including:

•	the proposed Agreement and Plan of Reorganization;
•	information concerning Cary Street’s decision to discontinue serving as investment adviser to the Target Fund;
•	information concerning Amplify and its experience sponsoring and operating exchange-traded funds;
•	information concerning the anticipated advisory and sub-advisory arrangements following the Reorganization;
•	comparative information regarding the Target Fund and the proposed Acquiring Fund;
•	information concerning the anticipated tax consequences of the Reorganization;
•	information concerning the anticipated costs of the Reorganization; and
•	responses to the CST Board’s due diligence requests regarding the proposed transaction.

During the meeting, representatives of Cary Street, Fairlead, Fund counsel and other service providers reviewed the proposed transaction with the CST Board and responded to questions from the Trustees.

Among other things, the CST Board discussed:

•	Cary Street’s reasons for seeking to discontinue serving as investment adviser to the Target Fund;
•	Fairlead’s evaluation of alternatives for preserving the Target Fund’s investment program;
•	the reasons Amplify had been selected as the proposed successor investment adviser;
•	Amplify’s experience operating actively managed exchange-traded funds;
•	the anticipated continuity of the Target Fund’s investment objective, principal investment strategies and principal investment risks;
•	the anticipated continuation of Fairlead as investment sub-adviser;
•	the anticipated continuation of Katie Stockton, CMT®, as portfolio manager;
•	the expected effect of the Reorganization on fund expenses;
•	the anticipated federal income tax consequences of the Reorganization; and
•	the anticipated benefits and potential risks associated with the proposed transaction.

Following these discussions, the CST Board requested additional information regarding certain aspects of the proposed Reorganization. Representatives of Cary Street, Fairlead and Fund counsel subsequently provided supplemental information responsive to the Trustees’ requests.

After considering the information presented at the meeting and the supplemental information subsequently provided, the CST Board, including all of the Independent Trustees, unanimously approved the Agreement and Plan of Reorganization, determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization, and recommended that shareholders approve the Plan.

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The discussion below under “Board Considerations” describes in greater detail the principal factors considered by the CST Board in approving the proposed Reorganization.

G. Board Considerations and Recommendation

At a meeting held on June 17, 2026, the CST Board, including all of the Independent Trustees, considered the proposed Reorganization of the Target Fund into the Acquiring Fund, a newly created series of Amplify Trust.

In connection with its review of the proposed Reorganization, the CST Board received and considered extensive information provided by Cary Street, Fairlead, fund counsel and other service providers. The CST Board also received responses to its due diligence requests and reviewed the proposed Plan, comparative information regarding the Target Fund and the Acquiring Fund, and information regarding the anticipated advisory and sub-advisory arrangements following the Reorganization.

The CST Board considered the proposed Reorganization over the course of its deliberations and discussed the transaction with representatives of Cary Street, Fairlead and Fund counsel. In evaluating the proposed Reorganization, the CST Board considered numerous factors, including those described below. The CST Board did not identify any single factor as controlling, and individual Trustees may have attributed different weights to different factors.

1.	Continuity of the Target Fund’s Investment Program

The CST Board considered that a principal objective of the proposed Reorganization is to preserve continuity of the Target Fund’s investment program.

Among other things, the CST Board considered that, following completion of the Reorganization:

•	the Acquiring Fund is expected to continue operating as an actively managed exchange-traded fund;
•	the Acquiring Fund’s investment objective is expected to remain the same in all material respects;
•	the Acquiring Fund’s principal investment strategies are expected to remain the same in all material respects;
•	the Acquiring Fund’s principal investment risks are expected to remain the same in all material respects;
•	Fairlead is expected to continue serving as investment sub-adviser; and
•	Katie Stockton, CMT®, is expected to continue serving as portfolio manager.

The CST Board concluded that preserving continuity of the Target Fund’s investment program was an important consideration supporting approval of the Reorganization.

2.	Cary Street’s Strategic Decision

The CST Board reviewed Cary Street’s determination that continuing to serve as investment adviser to a publicly offered investment company was no longer consistent with its strategic business objectives.

The CST Board considered that Cary Street’s decision made it appropriate to evaluate alternatives that would allow shareholders to continue participating in an investment program that is the same in all material respects, but managed by a different investment adviser.

3.	Selection of Amplify

The CST Board reviewed information regarding Amplify, including its experience sponsoring and operating exchange-traded funds and the services it would provide as investment adviser following the Reorganization.

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The CST Board also considered Fairlead’s evaluation of alternatives and Fairlead’s conclusion that partnering with Amplify offered the best opportunity to preserve the Target Fund’s existing investment program while providing access to Amplify’s ETF operating, capital markets, sales, marketing, national accounts and distribution capabilities. The CST Board considered Fairlead’s assessment that broader distribution resources could enhance investor access, improve the prospect for organic asset growth and potentially facilitate economies of scale over time.

4.	Continuity of Investment Management

The CST Board considered it significant that Fairlead is expected to continue serving as investment sub-adviser following the Reorganization.

The CST Board also considered that Katie Stockton, CMT®, is expected to continue serving as portfolio manager and therefore continue directing the day-to-day management of the Acquiring Fund’s investment portfolio.

The CST Board concluded that continuity of investment management substantially reduces the impact of the Reorganization on shareholders’ investment experience.

5.	Fees and Expenses

The CST Board reviewed comparative information regarding the fees and expenses of the Target Fund and the anticipated fees and expenses of the Acquiring Fund.

The CST Board considered that the contractual unitary management fee will decrease from 0.59% of average daily net assets for the Target Fund to 0.57% for the Acquiring Fund. Assuming the same 0.10% level of AFFE reflected in the Target Fund’s current fee table, Total Annual Fund Operating Expenses are expected to decrease from 0.69% to 0.67%. The CST Board viewed the reduction in the contractual unitary management fee and the resulting expected reduction in Total Annual Fund Operating Expenses as benefits of the Reorganization.

6.	Federal Income Tax Consequences

The CST Board considered that the Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

The CST Board further considered that, assuming the applicable requirements are satisfied, shareholders generally are not expected to recognize gain or loss solely as a result of exchanging their shares pursuant to the Reorganization.

7.	Other Considerations

The CST Board also considered:

•	the terms and conditions of the Agreement and Plan of Reorganization;
•	the anticipated costs of the Reorganization and that such costs will not be borne by shareholders;
•	the operational transition associated with becoming a series of Amplify ETF Trust;
•	the expected continuity of shareholder services following the Reorganization; and
•	such other factors as the Trustees considered relevant under the circumstances.

8.	Conclusion

After considering the information presented and the factors discussed above, the CST Board, including all of the Independent Trustees, unanimously determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization.

Accordingly, the CST Board unanimously approved the Plan and recommends that shareholders vote FOR approval of the proposal.

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H. Description of the Reorganization

The following is a summary of the material provisions of the Plan. This summary is qualified in its entirety by reference to the Plan, which is attached to this Proxy Statement/Prospectus as Appendix A. Shareholders are encouraged to read the Plan carefully because it is the legal document governing the Reorganization.

1.	General

The Plan provides for the reorganization of the Target Fund, a series of Capitol Series Trust, into the Acquiring Fund, a newly created series of Amplify ETF Trust.

If the Reorganization is completed, the Acquiring Fund will succeed to the business and operations of the Target Fund, and shareholders of the Target Fund will become shareholders of the Acquiring Fund.

2.	Transfer of Assets and Assumption of Liabilities

At the closing of the Reorganization (the “Closing”), substantially all of the assets of the Target Fund will be transferred to the Acquiring Fund.

In exchange for those assets, the Acquiring Fund will:

•	issue shares of the Acquiring Fund to the Target Fund; and
•	assume all of the liabilities of the Target Fund.

Immediately thereafter, the shares of the Acquiring Fund received by the Target Fund will be distributed to shareholders of the Target Fund in complete liquidation of the Target Fund.

Following completion of the Reorganization, the Target Fund will be terminated.

3.	Exchange of Shares

Each shareholder of the Target Fund will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s shares of the Target Fund immediately before the Closing.

Accordingly, the Reorganization is not expected to change the aggregate value of a shareholder’s investment solely as a result of the exchange of shares.

Fractional shares of the Acquiring Fund will be issued, if necessary.

No sales charge, redemption fee or other transaction fee will be imposed in connection with the exchange of shares.

4.	Closing

The Closing of the Reorganization is expected to occur on or about [__], 2026, or on such other date as may be agreed upon by the parties.

Immediately prior to the Closing, the Target Fund will determine the value of its assets and liabilities in accordance with its then-current valuation procedures.

5.	Conditions to the Reorganization

Completion of the Reorganization is subject to the satisfaction or waiver of the conditions set forth in the Plan, including, among others:

•	approval of the Plan by shareholders of the Target Fund;
•	the effectiveness of the Registration Statement on Form N-14 of which this Proxy Statement/Prospectus forms a part;
•	receipt of required opinions, certificates and other closing documents;
•	receipt of an opinion of counsel regarding the intended federal income tax treatment of the Reorganization; and
•	the absence of any legal restraint or other event that would make completion of the Reorganization unlawful or inadvisable.

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I. Expenses of the Reorganization

Amplify and Fairlead have agreed to share the expenses associated with the Reorganization. Accordingly, the Reorganization expenses will not be borne by the Target Fund or its shareholders.

J. Termination and Amendment

The Plan may be amended or terminated at any time prior to the Closing in accordance with its terms.

The parties also may agree to waive certain conditions to the Reorganization to the extent permitted by applicable law and the Plan.

K. Effect of the Reorganization

Following completion of the Reorganization:

•	the Acquiring Fund will continue the Target Fund’s investment program;

•	Amplify will serve as the Acquiring Fund’s investment adviser;

•	Fairlead will continue serving as investment sub-adviser;

•	Katie Stockton, CMT®, is expected to continue serving as portfolio manager; and

•	shareholders will own shares of the Acquiring Fund rather than shares of the Target Fund.

Although the organizational structure through which the Acquiring Fund operates will be different from that of the Target Fund, the CST Board expects shareholders to continue participating in an investment program that is the same in all material respects following completion of the Reorganization.

L. Material U.S. Federal Income Tax Consequences

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of the Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganization.

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The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. As a condition to the Reorganization, the Target Fund and the Acquiring Fund have requested an opinion of Chapman and Cutler LLP substantially to the effect that with respect to the Reorganization, based on certain assumptions, facts, the terms of the Plan and representations set forth in the Plan or otherwise provided by the Target Fund and the Acquiring Fund and on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code;

2.	No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets (the “Acquired Assets”) to the Acquiring Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities, or upon the distribution of the Acquiring Fund shares to the Target Fund shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

3.	The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

4.	The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

5.	No gain or loss will be recognized by the Acquiring Fund upon receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the of the Target Fund as part of the Reorganization;

6.	No gain or loss will be recognized by any Target Fund shareholders upon the exchange of its Target Fund Shares for Acquiring Fund Shares as part of the Reorganization;

7.	The aggregate tax basis of the Acquiring Fund Shares that each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor;

8.	Each Target Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Target Fund Shareholder’s holding period for the Target Fund Shares exchanged therefor, provided that the Target Fund Shareholder held such Target Fund Shares as capital assets on the date of the exchange; and

9.	The taxable year of the Target Fund will not end as a result of the Reorganization.

An opinion of counsel is not binding on the IRS or the courts and neither the Target Fund nor the Acquiring Fund has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

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M. Capitalization

The following table presents the capitalization of the Target Fund as of July 31, 2026, the capitalization of the newly organized Acquiring Fund before the Reorganization, and pro forma capitalization assuming the Reorganization had occurred on that date. The actual capitalization at Closing will differ as a result of market movements and creation and redemption activity after August 31, 2026.

Fund	Net Assets	NAV Per Share	Shares Outstanding
Target Fund	$304,994,353	$32.54	9,370,000
Acquiring Fund before Reorganization	$0	$0	0
Acquiring Fund after Reorganization (pro forma)	$304,994,353	$32.54	9,370,000

The Target Fund is expected to be the accounting and performance survivor of the Reorganization.

N. Additional Information About the Target Fund and the Acquiring Fund

1. Past Performance of the Target Fund

The Acquiring Fund has not commenced operations and therefore has no performance history. If the Reorganization is completed, the Acquiring Fund is expected to assume the performance history of the Target Fund, which is expected to be the accounting and performance survivor of the Reorganization. Past performance is not necessarily indicative of future results.

Calendar Year	Target Fund Calendar Year Total Returns
2023	7.38%
2024	11.80%
2025	10.93%

For periods ended December 31, 2025, the Target Fund’s average annual total return before taxes was 10.93% for one year and 6.24% since inception on March 22, 2022. For the complete performance history of the Target Fund see the Prospectus of the Target Fund, dated May 31, 2026.

2. Portfolio Turnover

For the fiscal year ended January 31, 2026, the Target Fund’s portfolio turnover rate was 38% of the average value of its portfolio. The Acquiring Fund has not commenced operations and therefore has no portfolio turnover information. Following the Reorganization, the Acquiring Fund will continue an investment program that is the same in all material respects under Fairlead’s management.

3. Investment Adviser and Investment Sub-Adviser

Amplify Investments LLC, 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532, will serve as investment adviser to the Acquiring Fund. Amplify is a Delaware limited liability company and a subsidiary of Amplify Holding Company LLC. Subject to the oversight of the Amplify ETF Trust Board, Amplify will oversee the investment of the Acquiring Fund’s assets, supervise Fairlead and provide or arrange for administrative and other services contemplated by the Acquiring Fund’s unitary-fee structure.

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Fairlead Asset Management LLC, 4 Greenwich Office Park, Greenwich, Connecticut 06831, will continue to serve as investment sub-adviser. Fairlead is controlled by Katie Stockton. Subject to the oversight of Amplify and the Amplify Board, Fairlead will continue to have primary responsibility for the day-to-day management of the Acquiring Fund’s portfolio.

4. Portfolio Management

Katie Stockton, CMT®, Founder and Managing Partner of Fairlead, has managed the Target Fund since its inception in March 2022 and is expected to continue as portfolio manager of the Acquiring Fund. Ms. Stockton is primarily responsible for the day-to-day implementation of Fairlead’s technical and systematic investment process.

5. Trustees of Capitol Series Trust and Amplify ETF Trust

The business and affairs of each of CST and Amplify Trust are overseen by its respective board of trustees. Following the Reorganization, shareholders will become shareholders of a Fund overseen by the Amplify ETF Trust Board rather than the CST Board.

CST’s Board currently consists of four Independent Trustees. The following information is derived from the Target Fund’s Statement of Additional Information dated May 31, 2026.

Trustee	Position / Service	Principal Occupation During Past Five Years
Walter B. Grimm	Trustee and Chair; serving since November 2013	President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); President, Leigh Investments, Inc. (1988 to present); and Board member, Boys & Girls Club of Coachella (2018 to present)
Lori Kaiser	Trustee; serving since July 2018	Founder and CEO, Kaiser Consulting since 1992; Board Member, Fortuna Bank (currently in formation)
Janet Smith-Meeks	Trustee; serving since July 2018	Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015; President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015)
Mary Madick	Trustee; serving since November 2013	President, US Health Holdings, a division of Ascension Insurance (2020 to present); President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Health (2015 to 2016)

CST’s Board has an Audit Committee, Nominating Committee and Valuation Committee. All four CST Trustees are Independent Trustees.

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Amplify ETF Trust. Amplify ETF Trust currently has one Interested Trustee and three Independent Trustees. The following information is derived from Amplify ETF Trust’s current public registration statement disclosure and should be conformed to the Acquiring Fund’s final SAI.

Trustee	Status / Service	Principal Occupation During Past Five Years
Christian Magoon	Chairman of the Board of Trustees; Chief Executive Officer and President; serving since January 2015	Chief Executive Officer, Magoon Capital (2010 – present); Chief Executive Officer, YieldShares, LLC (2013 – present); Chief Executive Officer, Amplify Investments LLC (2015 – present); President of Amplify Investments LLC (2015 – 2018)
Michael DiSanto	Independent Trustee; serving since January 2015	Attorney, City of Naperville, Illinois (2007 – present); Member, Elder Board of the Compass Church, (2013 – present)
Rick Powers	Independent Trustee; serving since January 2015	Director, Department of Public Works, City of Peoria, Illinois (2019 – Present); Deputy Commissioner, Transportation, State of Indiana (2014 – 2019)
Mark Tucker	Independent Trustee; serving since January 2015	Sole member, Aspen Equity Partners, LLC (2009 – present); New Liberty Popcorn, LLC (2015 – present)

Amplify uses a unitary board structure under which the same Trustees oversee the funds in the Amplify Investments Fund Complex. Current Amplify public disclosure states that these Trustees oversee 46 portfolios.

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O. Voting Information

a.	General Information

Only shareholders of record of the Target Fund at the close of business on September 30, 2026 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. As of August 31, 2026, there were 9,370,000 shares outstanding. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Approval of the Plan requires the affirmative vote of a “majority of the outstanding voting securities” of the Target Fund as defined in the 1940 Act: the lesser of (i) 67% or more of the voting securities present at the meeting if holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

A majority of the shares entitled to vote constitutes a quorum under the CST governing documents. Abstentions will be counted for purposes of determining whether a quorum is present and, because approval requires an affirmative vote, will have the effect of votes against the proposal.

b.	Method and Cost of Solicitation

The solicitation of proxies will be made primarily by mail and may also be made by telephone, internet, personal contact or other lawful means. Amplify and Fairlead have agreed to bear the expenses of the Reorganization, with Fairlead bearing costs related to distribution (including mailing) of this Proxy Statement/Prospectus and proxy solicitation and tabulation services, as provided in the Plan.

c.	Right to Revoke Proxy

A shareholder may revoke a proxy at any time before it is exercised by submitting a later-dated proxy, by providing written notice of revocation, or by attending the Meeting and voting in person, subject to the procedures described in the proxy materials.

d.	Voting Securities and Principal Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. The table shows the percentage ownership of each person or “group” (as that term is used in Section 13(d) of the 1934 Act) who, as of August 31, 2026, owned of record, or is known by the Target Fund to have owned of record or beneficially, 5% or more of the shares of the Target Fund.

Name & Address	Percentage of Fund	Type of Ownership
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	28.47%	Record
UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	26.26%	Record
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	21.54%	Record
National Financial Services LLC 410 Park Avenue, 14th Floor New York, NY 10022	9.04%	Record
Stifel Nicolaus and Company Inc. 501 North Broadway St. Louis, MO 63102	7.89%	Record

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e.	Adjournment

CST Trust has fixed the Record Date for the purpose of determining the Shareholders of the Target Fund entitled to notice of and to vote at the Meeting and any adjournment thereof. The Record Date is a date and time not more than sixty (60) days prior to the date of the Meeting. If the Meeting is adjourned, CST Trust does not expect to change the Record Date solely as a result of such adjournment. Accordingly, only Shareholders of record of the Target Fund as of the Record Date will be entitled to vote at the Meeting or any adjournment thereof. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

f.	Interest of Certain Persons in the Transaction

Cary Street will cease serving as investment adviser if the Reorganization is completed. Amplify will become investment adviser and will receive the 0.57% contractual unitary management fee. Fairlead will continue as investment sub-adviser and will receive compensation from Amplify pursuant to the new sub-advisory agreement. Amplify and Fairlead have agreed to bear the expenses of the Reorganization as described under “Expenses of the Reorganization.”

P. Miscellaneous Information

a.	Other Business

The CST Board knows of no business other than the proposal described in this Proxy Statement/Prospectus that is expected to come before the Meeting. If any other matter properly comes before the Meeting, the persons named as proxies intend to vote in accordance with their judgment.

b.	Future Meetings of Shareholders

The Target Fund is not required to hold annual meetings of shareholders. Any shareholder proposal intended to be presented at a future meeting must satisfy applicable federal law and CST’s governing documents. If the Reorganization is completed, shareholders will thereafter be subject to the meeting and proposal provisions applicable to Amplify ETF Trust.

c.	Independent Registered Public Accounting Firms

Cohen & Company, Ltd. serves as the independent registered public accounting firm for the Target Fund and is expected to serve as the independent registered public accounting firm for the Acquiring Fund.

d.	Legal Counsel

Practus LLP serves as legal counsel to CST. Chapman and Cutler LLP serves as legal counsel to Amplify ETF Trust. Troutman Pepper Locke LLP serves as counsel to the Independent Trustees of Amplify Trust.

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e.	Administrator/Fund Accountant

Ultimus Fund Solutions, LLC serves as the administrator and fund accountant to CST. U.S. Bancorp Fund Services, LLC serves as the administrator and fund accountant to Amplify Trust.

f.	Custodian

Brown Brothers Harriman & Co. serves as the custodian to CST. U.S. Bancorp Fund Services, LLC serves as the custodian to Amplify Trust.

g.	Transfer Agent

Brown Brothers Harriman & Co. serves as the transfer agent to CST. U.S. Bancorp Fund Services, LLC serves as the transfer agent to Amplify Trust.

h.	Information About the Target Fund and the Acquiring Fund

Additional information regarding the Target Fund is contained in its Prospectus and Statement of Additional Information dated May 31, 2026 and its most recent shareholder reports, which are incorporated by reference to the extent stated in this Proxy Statement/Prospectus. Additional information regarding the Acquiring Fund will be contained in its Prospectus and Statement of Additional Information when filed. Copies may be obtained without charge using the contact information appearing on the cover of this Proxy Statement/Prospectus and are also available through the SEC’s EDGAR database.

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APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION

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AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of ____, 20__, by and among Capitol Series Trust (“Capitol Series”), an open-end investment company established under the laws of Ohio, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on behalf of Fairlead Tactical Sector ETF (the “Acquired Fund”), Amplify ETF Trust (the “Amplify Trust”), a Massachusetts business trust, with its principal place of business at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532, on behalf of the series Amplify Fairlead Tactical Sector ETF (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) and, solely with respect to Article IX, each of Amplify Investments LLC (“Amplify”), with its principal place of business at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532 and Fairlead Asset Management LLC, with its principal place of business at 4 Greenwich Office Park, Greenwich, Connecticut 06831 (“Fairlead”).

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a): of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. Such transactions will consist of: (i) the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for (A) shares of beneficial interest, par value of $0.01 per share, of shares of the Acquiring Fund (the “Acquiring Fund Shares”) and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund other than the Excluded Liabilities (as defined in paragraph 1.3 below) of the Acquired Fund; followed by (ii) the distribution of the Acquiring Fund Shares pro rata to the shareholders of the Acquired Fund in exchange for their shares in the Acquired Fund (the “Acquired Fund Shares”) in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of Capitol Series or any other series of Amplify Trust or the assets of any other series of Capitol Series or any other series of Amplify Trust be held liable with respect to the breach or other default by an obligated Fund or Amplify of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Fund and Acquiring Fund is a separate series of Capitol Series and Amplify Trust, respectively, Capitol Series and Amplify Trust are open-end, registered management investment companies, and the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of Capitol Series have determined that the Reorganization is in the best interests of the Acquired Fund’s shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of Amplify Trust have determined that the Reorganization is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Reorganization will not result in dilution of the Acquiring Fund shareholders’ interests;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

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ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE
ACQUIRED FUND LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1       THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1; and (b) to assume the liabilities of the Acquired Fund other than the Excluded Liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2       ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, cash equivalents, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold, any intellectual property rights owned or licensed by the Acquired Fund necessary or desirable for the Acquiring Fund to implement its investment objective and investment strategy as described in the N- 14 Registration Statement (as defined in paragraph 5.6), and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, creation and redemption transactions of the Acquired Fund shares with authorized participants, payment of normal operating expenses and the payment of dividends and capital gains distributions. The Acquired Fund reserves the right to sell any of such securities or other investments in accordance with the investment strategy described in the current prospectus and statement of additional information included in the registration statement of the Acquired Fund (the “Acquired Fund Prospectus”).

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1.3       LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of the Acquired Fund Prospectus in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding Reorganization Expenses (as defined in Article IX) borne by Amplify and Cary Street Partners pursuant to Article IX), and investment contracts entered into in accordance with the terms of the Acquired Fund Prospectus, including options, futures, forward contracts, and swap agreements. Notwithstanding anything to the contrary in this Agreement, the Acquiring Fund shall not assume or be bound by any of the liabilities of the Acquired Fund listed on Exhibit A attached hereto (the “Excluded Liabilities”).

1.4       LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). The Acquired Fund Shareholder will receive the number of Acquiring Fund Shares that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by the Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective numbers of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. The Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date. The Acquired Fund shall be responsible for the payment of any dividends or other distributions declared by the Acquired Fund prior to the Effective Time, and such obligations shall be discharged by the Acquired Fund prior to the Closing Date. Any such dividends or distributions that remain unpaid as of the Closing Date shall not constitute liabilities assumed by the Acquiring Fund.

1.5       OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6       TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be transferred.

1.7       TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Ohio law, and termination of its registration with the Securities and Exchange Commission (“SEC”) and NYSE Arca, Inc. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

1.8       REPORTING. Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the SEC or other regulatory authority, the exchange on which the Acquired Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund or its duly appointed agent.

1.9       BOOKS AND RECORDS. The Acquired Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Acquired Fund’s books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder.

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ARTICLE II

VALUATION

2.1       VALUATION OF ASSETS. The value of the Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately preceding Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of Acquired Fund Shares shall be determined in the manner set forth in Capitol Series’ Amended and Restated Agreement and Declaration of Trust, or By-Laws, the Acquired Fund’s then-current prospectus and statement of additional information and the procedures adopted by Capitol Series’ Board of Trustees. On the Closing Date, the Acquired Fund shall record the value of the Acquired Assets, as valued pursuant to this paragraph 2.1, on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 p.m. (Eastern time) on the Closing Date, or as soon as practicable thereafter. The NAV per share of the Acquiring Fund shares issued in connection with the Reorganization shall be the NAV per share of the Acquired Fund as of the close of business on the business day immediately preceding the Closing Date. All Acquiring Fund shares delivered to an Acquired Fund Shareholder will be delivered at NAV without the imposition of a sales load, commission, transaction fee or other similar fee.

All computations of value with respect to the Acquired Fund shall be made by the Acquired Fund administrator and fund accounting agent and confirmed by USB Fund Services. All such calculations are subject to the review by the Acquiring Fund and/or its administrator and fund accounting agent, and upon request, by its independent registered public accountant. Amplify Trust and Capitol Series agree to use commercially reasonable efforts to resolve prior to the Valuation Date any material valuation differences with respect to portfolio securities of the Acquired Fund that will be transferred to the Acquiring Fund.

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ARTICLE III

CLOSING AND CLOSING DATE

3.1       CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about ___, 20__, or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business at 4:00 p.m. Eastern Time (the “Effective Time”) at the offices of Capitol Series at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2       CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. Brown Brothers Harriman & Co. (“BBH”), as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3       EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4       TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause BBH, as its transfer agent, as of the Closing Date to deliver at the Closing to the Secretary of Amplify Trust a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding Acquired Fund Shares owned by the Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“USB Fund Services”), its transfer agent, to issue and deliver to the Secretary of Capitol Series a confirmation evidencing the number of Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1            REPRESENTATIONS OF THE ACQUIRED FUND. Capitol Series and the Acquired Fund represent and warrant to Amplify Trust and the Acquiring Fund as follows:

(a)       The Acquired Fund is a separate series of Capitol Series, an open-end investment company duly organized, validly existing and in good standing under the laws of the State of Ohio. Capitol Series has the power to own all of its properties and assets and, subject to approval by the Acquired Fund’s shareholders, to perform its obligations under this Agreement.

(b)       The Acquired Fund is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act, is in full force and effect.

(c)       The Acquired Fund Prospectus conforms in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)       The Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of the Amended and Restated Agreement and Declaration of Trust of Capitol Series or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)       The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund. Any initial Acquired Fund Shares issued to a seed capital investor (including Acquired Fund Shares issued to the investment advisors of the Acquiring Fund or an affiliate thereof) have been redeemed.

(f)       The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g)       Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h)       The financial statements of the Acquired Fund for the most recently completed fiscal year are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of such fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

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(i)       Since the end of the Acquired Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or creating or redemption activity by authorized participants shall not constitute a material adverse change.

(j)       All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquired Fund. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made and properly accounted therefor. To the knowledge of Capitol Series, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of Capitol Series, there are no deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of the Acquired Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem, escheat, unclaimed property or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, pending or threatened in writing with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). The Acquired Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

(k)       All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, and there are no outstanding securities convertible into any Acquired Fund Shares.

(l)       At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund’s Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to and accepted by the Acquiring Fund.

(m)       The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

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(n)       The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o)       From the mailing of each proxy statement/prospectus contained in the N-14 Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by Capitol Series with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement Amendment (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p)       Capitol Series has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of Capitol Series under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q)       The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r)       The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s)       No consents, approvals, authorizations or filings from any governmental entity or FINRA are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Ohio law for the execution of this Agreement by Capitol Series, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-1A Registration Statement Amendment and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund’s shareholders as described in paragraph 5.2.

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(t)       The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(u)       The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v)       The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w)       The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), (u), and (v) of this Section 4.1.

4.2       REPRESENTATIONS OF THE ACQUIRING FUND. Amplify Trust and the Acquiring Fund represent and warrant to Capitol Series and the Acquired Fund as follows:

(a)       The Acquiring Fund is a separate series of Amplify Trust, a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. Amplify Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b)       Amplify Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)       The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and does not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)       The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Amended and Restated Agreement and Declaration of Trust of Amplify Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which they are bound.

(e)       Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

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(f)       There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment advisor of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory and sub-advisory contracts, distribution and service plan under Rule 12b-1 of the 1940 Act, and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

(g)       All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h)       The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)       The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j)       From the mailing of each proxy statement/prospectus contained in the N-14 Registration Statement through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by Amplify Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement Amendment or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l)       No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by Amplify Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by Amplify Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement Amendment and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

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(m)       Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, Amplify Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n)       The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund other than any Excluded Liability of the Acquired Fund, and, prior to the Closing, (i) will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations); (ii) will not have held any property, and immediately following the Reorganization, the Acquiring Fund will possess solely assets and liabilities, other than Excluded Liabilities of the Acquired Fund, that were possessed by the Acquired Fund immediately prior to the Reorganization and (iii) will not have prepared books of account and related records or financial statements or issued any shares. Immediately following the liquidation of the Acquired Fund on the Closing Date, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares.

4.3            REPRESENTATIONS OF AMPLIFY TRUST. Amplify Trust represents and warrants to Capitol Series as follows:

(a) Amplify Trust has filed one or more post-effective amendments to its registration statement on Form N-1A (“N-1A Registration Statement Amendment”) for the purpose of registering the Acquiring Fund under the 1940 Act.

(b) Amplify Trust has adopted compliance policies and procedures that are reasonably designed to prevent violation of the federal securities laws.

4.4           REPRESENTATIONS OF CAPITOL SERIES. Capitol Series represents and warrants to Amplify Trust that Capitol Series has adopted compliance policies and procedures that are reasonably designed to prevent violation of the federal securities laws.

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ARTICLE V

COVENANTS

5.1            OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that (a) such ordinary course of business may include payment of customary dividends and distributions in the case of the Acquired Fund, and (b) redemptions of the Initial Shares in the case of the Acquiring Fund. The Acquiring Fund shall take such actions as are customary in organizing a new series of a registered investment company prior to commencing investment operations, and in connection with the Reorganization.

5.2           APPROVAL OF SHAREHOLDERS. Capitol Series will call a special meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4            FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and Acquired Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5           STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund, as well as any capital loss carryovers that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by Capitol Series’ Treasurer.

5.6            PREPARATION OF N-14 REGISTRATION STATEMENT. Amplify Trust will prepare and file with the SEC one or more registration statements on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.7           INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

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(b) (i) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, and (ii) Cary Street Partners agrees to indemnify and hold harmless the Acquiring Fund Indemnified Persons from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on Excluded Liabilities of the Acquired Fund (“Capitol Series Losses”), it being understood that with respect to each such indemnification obligation, all Capitol Series Losses shall be net of any unaffiliated third-party insurance or indemnity, contribution or similar proceeds that have been actually recovered by the Acquiring Fund Indemnified Person from such unaffiliated third-party in connection with the facts giving rise to the right of indemnification, and the Acquiring Fund Indemnified Person shall use, and cause its affiliates to use, commercially reasonable efforts (with no obligation to litigate) to seek full recovery under all unaffiliated third-party insurance and indemnity, contribution or similar provisions covering such Capitol Series Loss. With respect to any indemnification regarding an Excluded Liability described in subpart (b) of Exhibit A, the Amplify Trust and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) thereof shall also be deemed Acquiring Fund Indemnified Persons.

5.8           TAX RETURNS. Capitol Series covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9           CLOSING DOCUMENTS. At the Closing, Capitol Series will provide Amplify Trust with the following:

(a)       A certificate, signed by the President and the Treasurer or Assistant Treasurer of Capitol Series on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b)       A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c)       A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each such shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder; and such information as Amplify Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by Capitol Series’ transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d)       All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

5.10          TAX TREATMENT. The Acquiring Fund and Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1)(F) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization described in Section 368(a)(1)(F) of the Code.

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ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1           All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by Amplify Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2           Amplify Trust, on behalf of the Acquiring Fund, shall have executed and delivered to Capitol Series an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Agreement other than the Excluded Liabilities of the Acquired Fund.

6.3           The Acquired Fund shall have received on the Closing Date an opinion of Chapman and Cutler LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(i)        this Agreement has been duly authorized, executed, and delivered by Amplify Trust, on behalf of the Acquiring Fund, and, assuming due authorization, execution, and delivery of the Agreement by Capitol Series, on behalf of the Acquired Fund, is a valid and binding obligation of Amplify Trust, on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms; and

(ii)     to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Amplify Trust or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under those Acts (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining thereon).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

6.4            In connection with the opinions contemplated by Section 6.3, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of Amplify Trust.

6.5           The N-1A Registration Statement Amendment filed by Amplify Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.6           As of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement Amendment.

6.7           The Amplify Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of Amplify Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

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ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1       All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by Capitol Series’ President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2       Capitol Series, on behalf of the Acquired Fund, shall have duly executed and delivered to Amplify Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Acquired Assets.

7.3       The Acquiring Fund shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(i) this Agreement has been duly authorized, executed, and delivered by Capitol Series, on behalf of the Acquired Fund, and, assuming due authorization, execution, and delivery of the Agreement by Amplify Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of Capitol Series, on behalf of the Acquired Fund, enforceable against Capitol Series and the Acquired Fund in accordance with its terms; and

(ii) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Capitol Series or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under those Acts (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining thereon).

7.4       In connection with the opinions contemplated by Section 7.3, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of Capitol Series.

7.5       The Acquired Fund shall have delivered to the Acquiring Fund the documents and information described in Article III and in paragraphs 5.5 and 5.9 as well as any other certificates or documents as may be deemed necessary or desirable by the Acquiring Fund in connection with the Closing.

7.6       The Capitol Series Board of Trustees, including a majority of Trustees who are not “interested persons” of Capitol Series as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

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ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1           This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Ohio law and the provisions of the Amended and Restated Agreement and Declaration of Trust of Capitol Series. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2           On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4           The N-1A Registration Statement Amendment and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           Capitol Series and Amplify Trust shall have received the opinion of Chapman and Cutler LLP dated as of the Closing Date and addressed to Amplify Trust and Capitol Series, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a)       The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Acquired Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code;

(b)       No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund other than the Excluded Liabilities, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c)       The tax basis in the hands of the Acquiring Fund of the Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d)       The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

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(e)       No gain or loss will be recognized by the Acquiring Fund upon receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund other than the Excluded Liabilities as part of the Reorganization;

(f)       No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g)       The aggregate tax basis of the Acquiring Fund Shares that the Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h)       The Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held the Acquired Fund Shares as capital assets on the date of the exchange; and

(i)       The taxable years of the Acquired Fund will not end as a result of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

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ARTICLE IX

EXPENSES

9.1       Amplify shall pay the following costs and expenses incurred in respect of the proposed reorganization of the Fund, per the following schedule: (a) Amplify and Capitol Series counsels’ preparation review and filing of the proxy statement/prospectus on Form N-14 (legal, audit and filing fees), including all fees and expenses associated with the Capitol Series Board’s approval of such plan; (b) distribution (mailing) of the proxy statement/prospectus and costs of proxy solicitation and tabulation services; and (c) costs to prepare and execute closing documents in in relation to the Fund reorganization as well as required legal and tax opinions.

With respect to (b) and (c) above, Fairlead Asset Management LLC, the Acquiring Fund’s sub-adviser, shall bear costs with respect to (b) and with respect to (c) the expenses from Capitol Series related to the reorganization to the extent they exceed on a combined basis $50,000.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1       Amplify Trust, on behalf of the Acquiring Fund, and Capitol Series, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2       The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under Section 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

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ARTICLE XI

TERMINATION

11.1         This Agreement may be terminated by the mutual agreement of Amplify Trust and Capitol Series. In addition, either Amplify Trust or Capitol Series may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees that it will not or cannot be met; or

(c) a determination by the terminating party’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2         In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, Amplify Trust or Capitol Series, but paragraph 9.1 shall continue to apply.

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ARTICLE XII

AMENDMENTS

12.1         This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund’s shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

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ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1       The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3       This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the conflicts of laws provisions thereof.

13.4       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5       It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of Amplify Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of Amplify Trust which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Trustees of Amplify Trust on behalf of the Acquiring Fund and signed by authorized officers of Amplify Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in Amplify Trust’s Amended and Restated Agreement and Declaration of Trust.

13.6       It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of Capitol Series personally, but shall bind only the trust property of the Acquired Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of Capitol Series. The execution and delivery of this Agreement have been authorized by the Trustees of Capitol Series on behalf of the Acquired Fund and signed by authorized officers of Capitol Series, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in Capitol Series’ Amended and Restated Agreement and Declaration of Trust.

13.7       Except as provided in Section 5.7(b), each of Amplify Trust, on behalf of the Acquiring Fund, and Capitol Series, on behalf of the Acquired Fund, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund and that no other series of Amplify Trust or Capitol Series shall be liable with respect thereto.

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ARTICLE XIV

CONFIDENTIALITY

14.1       Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

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ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1       Capitol Series and Amplify Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and the Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2       Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows***

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

CAPITOL SERIES TRUST on behalf of the Acquired Fund		AMPLIFY ETF TRUST on behalf of the Acquiring Fund

By:		By:

Name:	[__________]	Name:	William Belden

Title:	[__________]	Title:	Vice President

AMPLIFY INVESTMENTS LLC solely with respect to Article IX		FAIRLEAD ASSET MANAGEMENT LLC solely with respect to Article IX

By:		By:

Name:	William Belden	Name:	[__________]

Title:	President	Title:	[__________]

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EXHIBIT A

Excluded Liabilities

(a) Expenses of the Acquired Fund to be paid by Cary Street Partners under the Amended and Restated Capitol Series Trust Investment Advisory Agreement dated as of March 8, 2022, as amended, by and between Capitol Series and Cary Street Partners (the “Advisory Agreement”).

(b) Any liability, loss, damages, claim, action, complaint, debt, suit, cause of action, investigation, or proceeding of any kind whatsoever, including arising out of or relating to third-party claim or any investigation, examination, or action by the Securities and Exchange Commission or any other governmental authority, by reason of or arising out of Cary Street Partners willful misfeasance, bad faith or gross negligence generally in the performance of its duties under the Advisory Agreement or its reckless disregard of its obligations and duties under the Advisory Agreement, whether asserted, instituted, or commenced prior to or after the Closing.

A-26

APPENDIX B – FINANCIAL highlights OF THE TARGET FUND

The Acquiring Fund will adopt the financial statements of the Target Fund, the accounting survivor of the Reorganization. The audited financials of the Target Fund are included in the Target Fund’s Annual Report, and the unaudited financials of the Target Fund are included in the Target Fund’s Semi-Annual Report, which are incorporated herein by reference.

The financial highlights table is intended to help you understand the Target Fund’s financial performance for the period of the Target Fund’s operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Target Fund (assuming reinvestment of all dividends and distributions). Information for the periods ended January 31 has been audited by Cohen & Company, Ltd., the Target Fund’s independent registered public accounting firm, whose report, along with the Target Fund’s financial statements for such period, is included in the Target Fund’s annual report, which is available upon request.

B-1

APPENDIX C – SHAREHOLDER INFORMATION FOR THE ACQUIRING FUND

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units.

Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market prices and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund, and are currently paid by the Fund monthly. To distribute more consistent levels of dividends, the Fund intends to estimate annual income for the year and pay such amount in approximately even monthly installments. In doing so, some portion of the distribution may be considered a return of capital for tax purposes, the consequences of which are described further below. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summaries does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions,

•	You sell Shares listed on the Exchange, and

•	You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into three categories, exempt-interest dividends, ordinary income distributions and capital gain dividends. Dividends that qualify as “exempt-interest dividends” generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Fund are generally not included in your net investment income for purposes of this tax.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. If you hold a Share for six months or less, any loss incurred by you related to the disposition of such Share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares. Further, if you hold your Shares for six months or less, any loss incurred by you related to the disposition of such a Share will be disallowed to the extent of the exempt-interest dividends you received, except as otherwise described in the prior paragraph.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses. If the Fund pays exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Shares.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and, other than exempt-interest dividends, will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Amplify Investments’ “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify Investments (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify Investments, and approved by, subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” See the SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify Investments determines that the closing price of the security is unreliable, Amplify Investments will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may adversely affect the Fund’s ability to track the Index.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, custodian and fund accounting and transfer agent for the Fund.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 875 E Wisconsin Ave, Suite 210, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. The SEC adopted Rule 12d1-4 under the 1940 Act, which outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS—HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

October 2, 2026

Statement of Additional Information

[___], 2026

FOR THE REORGANIZATION OF

Fairlead Tactical Sector ETF a series of Capitol Series Trust	into	Amplify Fairlead Tactical Sector ETF a series of Amplify ETF Trust

Capitol Series Trust 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (877) 865-9549		Amplify ETF Trust 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532 (855) 267-3837

_________________________________________

This Statement of Additional Information (the “SAI”) is not a prospectus, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated [__], 2026, as may be amended from time to time, (the “Prospectus”) for the Special Meeting of Shareholders of the Fairlead Tactical Sector ETF (the “Target Fund”), a series of Capitol Series Trust, an Ohio business trust, to be held on [__], 2026. A copy of the Combined Proxy Statement/Prospectus is available by calling [__]. Please retain this document for future reference.

This SAI, relating specifically to the proposed reorganization of the Target Fund into the Amplify Fairlead Tactical Sector ETF (the “Acquiring Fund”), a newly established series of Amplify ETF Trust (the “Trust”), a Massachusetts business trust, consists of this document and the following documents of the Target Fund, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this SAI (which means these documents are considered legally to be part of this SAI):

1. Statement of Additional Information of the Target Fund dated May 31, 2026;

2. Annual Report to Shareholders of the Target Fund for the fiscal year ended January 31, 2026 (File No. 811-22895).

The Acquiring Fund currently has no assets or liabilities. The Acquiring Fund will commence operations upon the completion of the Reorganization and will continue the operations of the Target Fund. For this reason, the financial statements of the Acquiring Fund and the pro forma financial statements of the Acquiring Fund have not been included herein.

The term “Fund” as used in this SAI, refers to the Acquiring Fund. The term “Predecessor Fund” as used in this SAI, refers to the Target Fund.

x

General Description of the Trust and the Funds

The Trust was organized as a Massachusetts business trust on January 6, 2015 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund, a series of the Trust, is classified as a “diversified company” as such term is defined under the 1940 Act. The Trust currently offers shares in 46 separate series, including the Fund.

This SAI relates to the Fund. On or about [__], 2026, the Fund will acquire all the assets and liabilities of the Fairlead Tactical Sector ETF, a series of the Capitol Series Trust (the “Predecessor Fund”). The Fund will adopt the prior performance and financial history of the Predecessor Fund. The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series; and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval.

The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Fund. The provisions of the Declaration state that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or the Fund with any service provider or other agent to or contractor with the Trust or the Fund including, without limitation, any third party beneficiary rights. In addition, under the Declaration, shareholders do not have appraisal rights with respect to their shares and, except as the Trustees may determine from time to time, shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund that it may issue or sell, or have any preference, preemptive, conversion or exchange rights. The provisions of the Declaration, any By-laws of the Fund and any contract or agreement entered into by the Trust or the Fund governed by applicable state law do not affect the rights of any shareholder under any provision of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), or the 1940 Act, or any rule, regulation or order of the U.S. Securities and Exchange Commission (the “SEC”) thereunder.

The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

The holders of the Fund’s shares are required to disclose information on direct or indirect ownership of the Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders, and provides that actions that are derivative in nature may not be brought directly, in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee.

If a demand is rejected as set forth above, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). This may make it more difficult or inconvenient for a shareholder to bring an action. Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court, then such shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law. As a result of these provisions, shareholders may have to bring suit in an inconvenient and less favorable forum.

The Declaration provides that no provision of the Declaration may require a waiver of compliance with any provision of the 1933 Act, the 1934 Act or the 1940 Act, or any rule, regulation or order of the SEC thereunder. These provisions of the Declaration are not intended to restrict any shareholder rights under the federal securities laws and the Declaration specifically provides that no provision of the Declaration shall be effective to require a waiver of compliance with any provision of, or restrict any shareholder rights expressly granted by, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the 1940 Act, or of any valid rule, regulation, or order of the Commission thereunder. The provisions of the Declaration are severable, and if the Trustees determine, with the advice of counsel, that any such provision, in whole or in part, conflict with applicable laws and regulations, the conflicting provisions, or part or parts thereof, will be deemed to be not part of the Declaration (provided, that any such determination will not render any of the remaining provisions invalid or improper).

The Trust is not required to and does not intend to hold annual meetings of shareholders.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.

The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its series in connection with the affairs of the Trust or for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Information about the Fund

The Fund is advised by Amplify Investments LLC (the “Adviser” or “Amplify Investments”). Fairlead Asset Management LLC (“Fairlead” or the “Sub-Adviser”) serves as investment sub-adviser to the Amplify Fairlead Tactical Sector ETF. The Fund seeks capital appreciation with limited drawdowns. A drawdown is the amount of investment value lost during a significant market decline, here related to the equity market, measured from peak to trough. The Fund seeks to limit drawdowns to preserve capital, such that a greater amount can be reinvested once the market has bottomed. Our methodology attempts to proactively identify market declines. When successful, this process should position the Fund into more defensive sectors and assets before market declines become worse, thereby limiting drawdowns.

The Fund’s shares list and principally trade on NYSE Arca, Inc. (the “Exchange”). Shares will trade on the Exchange at market prices that may be below, at or above net asset value (“NAV”). ETFs, such as the Fund, do not sell or redeem individual shares of the Fund. Instead, the Fund offers, issues and redeems shares at NAV only in aggregations of a specified number of shares (each a “Creation Unit”). Financial entities known as “authorized participants” (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem shares directly with the Fund in Creation Units in exchange for the securities comprising the Fund and/or cash, or some combination thereof. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above, or below the Fund’s NAV. Shares are only redeemable in Creation Units by authorized participants. Creation Units are typically a specified number of shares, generally 10,000, 25,000 or multiples thereof, except in the event of the liquidation of the Fund, where the Trust may lower the number of shares in a Creation Unit. An authorized participant that purchases a Creation Unit of shares deposits with the Fund a “basket” of securities and other assets identified by the Fund that day, and then receives the Creation Unit of shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of shares for a basket of securities and other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) if applicable, the value of the Fund’s Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Fund shares and sells such shares directly to customers or if it chooses to couple the creation of new Fund shares with an active selling effort involving solicitation of secondary market demand for Fund shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Fund shares, whether or not participating in the distribution of Fund shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Fund shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange generally is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on a national securities exchange, a trading facility, or an alternative trading system.

Amplify or its affiliates, or a fund for which Amplify or an affiliate serves as investment adviser, (each, as applicable, a “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) the Fund as it is launched or thereafter, or may purchase shares of the Fund through a broker-dealer or other investors, including in secondary market transactions. Because the Selling Shareholder may be deemed to be affiliates of the Fund, the shares of the Fund are being registered to permit the resale of these shares from time to time after any such purchase. The Fund will not receive any of the proceeds from the resale of such shares of the Fund.

Investment Objective and Policies

The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.

(2)	The Fund may not borrow money, except as permitted under the 1940 Act.

(3)          The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

(4)          The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)         The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)        The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(7)        The Fund will not concentrate its investments in securities of issuers in any industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except to the extent the Index concentrates in an industry or group of identified industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (5) above, the Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund’s total assets.

The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

Investment Strategies

The following information supplements the discussion of the Fund’s investment objective, policies and strategies that appears in the prospectus. Under normal circumstances the Fund will invest at least 80% of the Fund’s net assets in passive domestic equity sector ETFs and ETFs investing respectively in gold and U.S. Treasuries. Fund shareholders are entitled to 60 days’ written notice prior to any change in this non-fundamental investment policy.

Types of Investments

Equity Securities

Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, convertible securities, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

•	Common Stock. The Fund invests in common stock. Common stock represents an ownership position in a company. Common stock may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

•	Convertible Securities. Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the Fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

•	Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

•	Rights and Warrants. Certain of the underlying funds in which the Fund invests may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive. An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Investment Companies

The Fund may invest in securities of other investment companies to the extent permitted by applicable law. Additionally, the Fund may invest in other funds for which Amplify Investments serves as investment adviser. An investment company is a financial entity (corporation, business trust, partnership or limited liability company) that is primarily in the business of investing the pooled capital of investors and issuing securities. Each investor shares in the profits and losses in proportion to the investor’s interest in the investment company. The investment company’s performance is based primarily on the performance of the securities and other assets the investment company owns or invests in. Investment companies are registered with and regulated by the SEC. The three main types of investment companies include: closed-end funds, open-end funds (i.e., mutual funds) and unit investment trusts (UITs). Each of these three investment companies have their own unique features but all are regulated under the Investment Company Act of 1940 and subject to the Securities Act of 1933 and the Securities Exchange Act of 1934. When the Fund invests in and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear its proportionate share of the fees and expenses of such other investment company, including advisory fees, in addition to both the management fees payable directly to the Fund and the Adviser, and the other expenses that the Fund bears directly in connection with its own operations. Amplify Investments has agreed to waive any acquired fund fees incurred by the Fund with respect to its investment in such other affiliated Fund for which Amplify Investments serves as investment adviser.

Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with the respect to investment companies in the aggregate. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. The SEC adopted Rule 12d1-4 under the 1940 Act which allows, subject to certain conditions, the Fund to invest in other registered investment companies beyond the limits contained in Section 12(d)(1) of the 1940 Act. Pursuant to Rule 12d1-4, exemptive relief was rescinded effective January 19, 2022, and the Fund is required to comply with the conditions of Rule 12d1-4 to the extent it invests in registered investment companies or other registered investment companies invest in the Fund beyond the limits prescribed in Section 12(d)(1).

•	Closed-End Funds. A closed-end fund is a pooled investment vehicle that issues a fixed number of shares during its initial offering period and lists its shares on an exchange. The funds’ investment portfolios are generally managed by separate entities known as “investment advisers.” After its initial offering of shares, the fund does not continuously offer shares for sale and will not create additional shares. Additionally, a closed-end fund’s shares are not redeemable by the fund, meaning the fund will not buy back shares from investors. Instead, the shares must be bought and sold on the secondary market through the exchange the fund is listed on. Since the fund is listed on an exchange, the price per share is determined by market forces, which may cause the share price to be different from the net asset value (NAV) of the fund’s underlying securities. Closed-end funds that are publicly sold must be registered under the Securities Act of 1933 and the Investment Company Act of 1940.

•	Mutual Funds. Mutual funds are open end investment companies and issue new shares continuously and redeem shares daily at their net asset value. The net asset value per share of an open end fund will fluctuate daily depending upon the performance of the securities held by the fund.

•	Exchange-Traded Funds. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. The Fund’s investments in ETFs involves duplication of advisory fees and other expenses since the Fund will be investing in another investment company. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Foreign Securities

The Fund may have exposure to non-U.S. securities. Non-U.S. securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. Non-U.S. securities may also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in OTC capital markets. Investing in foreign companies may involve risks not typically associated with investing in United States companies.

Certain of the Fund’s investment in foreign securities may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (“REITS”). REITS are typically publicly traded corporations or trusts that invest in residential or commercial real estate. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code. The Internal Revenue Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. REITs can generally be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs.

Fixed Income Securities

The Fund may invest in mortgage backed securities (including collateralized mortgage obligations of U.S. issuers), asset back securities, municipal securities and corporate debt securities of U.S. and foreign issuers; commercial paper, zero coupon securities, loan participations and inflation index securities of U.S. issuers, U.S. Government Securities and U.S. short term money market instruments.

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by the Fund may be supported by credit and liquidity enhancements such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, general domestic and foreign banks.

•	Corporate Fixed Income Securities. Corporate fixed income obligations include corporate bonds, debentures (an unsecured loan certificate issued by a company, backed by general credit rather than by specified assets), notes (similar to bonds but have shorter maturities), commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.

Derivatives

A derivative is a contract that derives its value from an underlying agreed-upon asset or set of assets. The underlying asset can be a stock, bond, commodity, currency, interest rate or market index, among others. Derivatives are used for a variety of purposes, including insuring against movements in price (also called “hedging”), increasing exposure to movements in price for speculation or gaining access to assets or markets that are traditionally difficult to trade in. The majority of derivatives are traded either on an exchange or over-the-counter (“OTC”)—privately traded products that do not trade on an exchange. Commonly used types of a derivatives include forward contracts, futures contracts, options contracts and swaps. To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

•	Covered Call Options. The Fund may invest in covered call options. A covered call, also called a “buy-write,” is generally considered an investment strategy in which an investor buys a stock or basket of stocks and sells call options that correspond to the stock or basket of stocks. In return for a premium, the Fund gives the right to the purchaser of the option written by the Fund to receive a cash payment equal to the difference between the value of the underlying security and the exercise price, if the value on the expiration date is above the exercise price. In addition, covered call options partially hedge against a decline in the price of the securities on which they are written to the extent of the premium the Fund receives. The Fund will write U.S. exchange-traded options and will cover such options by holding the securities underlying the options written.

•	Futures Contracts. The Fund may invest in futures contracts. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Fund or an Underlying Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund or the Underlying Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

•	Option Contracts. The Fund sells call option contracts. An option is a contract in which the buyer (the owner or holder of the option) has the right, but not the obligation, to purchase an underlying asset as a specified price (called the strike price) prior to or on a specified date. If the buyer exercises the option, the seller (the writer of the option) has a corresponding obligation to fulfill the transaction and sell the underlying asset. Options contracts essentially take on two forms of trading: (1) exchange-traded options and (2) OTC options. An exchange-traded option involves a standardized contract that is settled through a clearing house and is guaranteed. OTC options are traded between two private parties, are not standardized and are not necessarily guaranteed. Generally, a call option allows the holder of the option to buy the asset at a specific price. A put option gives the option holder the right to sell the asset at a specific price. Options are also classified by a number of styles—the most common of which include American and European options. An American-style options is one that may be exercised on any day before the expiration of the option. However, a European-style option may only be exercised on the specific date of the option’s expiration. The Fund anticipates utilizing FLEX Options for its sold call options. FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. The FLEX Options in which the Fund will invest are all European style option contracts (option contracts that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

•	Swap Agreements. The Fund may invest in swap agreements. A swap is a type of derivative in which two parties exchange cash flows of one party’s financial instrument for the cash flows of the other party’s financial instrument. Thus, a swap’s value is based on cash flow, instead of a specific asset like other derivative products. Each cash flow or stream is considered a “leg” of the swap. Typically, one cash flow is fixed, while the other is variable, such as a benchmark index price, floating currency exchange rate or index price. While swaps can be traded on exchanges of futures markets, most are traded OTC and tailored to the specific counterparties. The swap agreement defines the dates when cash flows are paid and the way in which they are accrued and calculated. Swap agreements are primarily entered into by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a basket of securities representing a particular index.

The Fund may enter into swap agreements, including, but not limited to, total return swaps. The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two-party contracts which may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. the Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If a swap counterparty defaults, the Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

•	Options on Indices. The Fund may purchase and write (sell) put and call options on indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices operate consistent with options on a specific asset except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on changes in the value of an individual asset. If the exercise price of a call option is less than the value of the index, the purchaser may exercise the option and receive a cash amount from the seller equal to the difference between the exercise price and the closing price of the index, multiplied by a factor (typically $100), on the date of exercise. If the strike price of a put option exceeds the value of the index, the purchaser may exercise the option and receive a cash amount from the seller equal to the difference between the exercise price and the closing price of the index, multiplied by a factor (typically $100), on the exercise date. Options on indices give the holder the right to receive an amount of cash upon exercise of the option.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that the Fund may buy or sell.

Municipal Securities

The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed-income securities in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law that pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds also generally are revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds usually are related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, certain underlying funds held by the Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of a fixed rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls.

Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

The market for municipal bonds may be less liquid than for non-municipal bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult to value accurately than securities of public corporations. Investing a significant portion of a portfolio in municipal securities may result in greater exposure to liquidity risk versus a portfolio that invests in non-municipal securities.

Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, an underlying fund held by the Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Lease obligations may have risks normally not associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected, and the investment objective and policies of certain underlying funds held by the Fund might need to be reevaluated. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There also is the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect municipal securities in the same manner. Any of these effects could have a significant impact on the prices of such municipal securities.

There is no guarantee that any of the income of the underlying funds will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the underlying fund held by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

•	Municipal Insurance. A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance). Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer and cover a municipal security to its maturity, thereby enhancing its credit quality and value. Municipal security insurance does not insure against market fluctuations or fluctuations in the share price of an underlying fund held by the Fund. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity. Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Securities Lending

The Fund may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

U.S. Government Securities

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

•	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Treasury Receipts (“TRs”) and Separately Traded Registered Interest and Principal Securities (“STRIPS”)are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero-coupon securities.

•	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

•	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero-coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•	U.S. Treasury Securities. U.S. Treasury securities are government debt instruments, including bills, notes and bonds, issued by the United States Department of the Treasury that are backed by the full faith and credit of the United States Government.

Mortgage-Backed Securities

Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed rate, fixed term mortgages, the Fund may purchase pools of adjustable-rate mortgages. Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-backed securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities’ effective maturities. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long term interest rates for the investors.

Although the principal and interest payments of certain mortgage-backed securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. If the Fund purchases a mortgage related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral.

•	Government and Agency Mortgage-Backed Securities. There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities themselves. “Ginnie Maes” are Mortgage Pass Through Certificates issued by GNMA, which is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA’s guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA’s guarantee. Mortgage related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA. FNMA is a government sponsored organization. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In September 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC into conservatorship, and FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. The U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $200 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise; this agreement contains various covenants that severely limit each enterprise’s operation. The U.S. Treasury also announced the creation of a new secured lending facility that is available to FNMA and FHLMC as a liquidity backstop and announced the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

•	Privately Issued Mortgage-Backed Securities. Mortgage backed securities offered by private issuers include pass through securities consisting of pools of conventional residential mortgage loans; mortgage backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multifamily or of commercial mortgage loans. Privately issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for mortgage backed securities issued by U.S. government issuers.

•	Collateralized Mortgage Obligations. The Fund may invest in collateralized mortgage obligations (“CMOs”) issued by U.S. state and local governments and U.S. private issuers. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass through securities guaranteed by GNMA, FHLMC or FNMA (“Mortgage Assets”). CMOs are multiple class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranche is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semiannual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranche until all other tranches with earlier stated maturity or distribution dates have been paid in full.

Asset-Backed Securities

Asset backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Regular payments received on asset backed securities include both interest and principal.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset backed securities have structures and characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

Loan Participations.

The Fund may purchase participations in commercial loans. These participations may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by U.S. banks or other U.S. financial institutions or lending syndicates.

Inflation-Indexed Securities

Inflation protected securities are fixed income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index for All Urban Consumers). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward, and, consequently, the interest payable on these securities will be reduced. U.S. Treasury Inflation Protected Securities, also known as “TIPs,” are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

Variable and Floating Rate Securities

The Fund may invest in variable and floating rate securities. Fixed income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Zero-Coupon Securities

Zero coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero coupon securities must be included ratably in the income of the holder as the income accrues, even though payment has not been received. The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

Zero coupon securities may be securities that have been stripped of their unmatured interest stream. Zero coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government security. These certificates or receipts have the same general attributes as zero coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government security. The risks associated with stripped securities are similar to those of other zero coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Short-term Money Market Instruments

Short term money market instruments include short term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A 1 or A 2 by S&P or Prime 1 or Prime 2 by Moody’s (or paper of comparable quality as determined by the Adviser) or in similar other money market securities, and repurchase agreements. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period.

Certificates of Deposit

Certificates of deposit are issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

Bankers’ Acceptances

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are “accepted” by a bank, meaning, in effect, that the issuing bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers’ acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements).

Commercial Paper

Commercial paper consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Unless deemed liquid by the Adviser, variable and floating rate notes with a demand notice period exceeding seven days generally are considered illiquid and, therefore, subject to the Trust’s prohibition on illiquid investments (see “Investment Limitations” below).

Repurchase Agreements

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In repurchase agreement transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian (as defined below) until repurchased. Investments in repurchase agreements may be subject to the Fund’s illiquid investments restrictions.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a party can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases such party is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund may intend only to use the reverse repurchase technique when its Sub-Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. A fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Leverage

The Fund may engage in various forms of leverage. Leverage can be employed in a variety of ways including using margin (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy equity and fixed income securities), selling short equity and fixed income securities, using derivatives and participating in other forms of direct or indirect borrowings.

Short Selling

The Fund may engage in short selling. The Fund may use short selling to limit its exposure to a possible market decline in its portfolio investments or to take advantage of anticipated market declines of certain securities. Short selling involves selling securities, which may or may not be owned, by borrowing the securities and delivering them to a purchaser, with an obligation to return the borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. After the Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities.

Dollar Roll Transactions

Dollar roll transactions are transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from the Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Exchange-Traded Notes

The Fund may invest in Exchange Traded Notes (“ETNs”). An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publicly traded on a U.S. securities exchange.

Illiquid Securities

The Fund may invest in illiquid securities (any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset). For purposes of this restriction, illiquid securities may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Adviser and/or Sub-Adviser, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act.

Short-Term Instruments and Temporary Investments

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity, in connection with collateral received by the Fund in its securities lending activities, or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global, Inc., or if unrated, of comparable quality as determined by the Adviser and/or Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser and/or Sub-Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment securities with maturities of less than one year, cash or cash equivalents and the SOFR ETF will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.

CFTC Regulation – Commodity Pool Exclusion and Registration

The 2010 enactment of the Dodd-Frank Act resulted in historic and comprehensive statutory reform of derivatives, including swaps, futures and forward contracts, and the manner in which they are designed, negotiated, reported, executed, settled (or “cleared”) and regulated. Title VII of the Dodd-Frank Act creates a framework for the regulation of OTC derivatives, such as swaps. In particular, it makes broad changes to the OTC derivatives market and grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants. The legislation and the related regulations developed by the CFTC, SEC, and other federal regulators that have been and may be promulgated in the future may negatively impact the Fund’s ability to meet its investment objective either through investment limits or requirements imposed on it or any of its counterparties. In particular, capital requirements and requirements related to the mandatory clearing of OTC derivatives transactions have impacted and may impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund.

In February 2012, the CFTC announced substantial amendments to the exclusion in its Regulation 4.5 for registered investment companies from registration as a commodity pool operator (“CPO”). Under these amendments, if the Fund uses commodity interests (such as CFTC-regulated futures, options on futures and swaps) other than for bona fide hedging purposes (as defined by the CFTC) and seeks to claim the Regulation 4.5 exclusion from registration, the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s NAV. Alternatively, the aggregate net notional value of these positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). The Fund intends to comply with the requirements enumerated above to be excluded from registration as a CPO.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes.

Investment Risks

An investment in the Fund should be made with an understanding of the risks that an investment in the Fund shares entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the securities markets may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.

Affiliated Acquired Funds Risk

The Fund may invest in equity securities of other ETFs for which Amplify Investments serves as investment adviser. Amplify Investments has agreed to waive any acquired fund fees incurred by the Fund with respect to its investment in such other affiliated fund. Such waiver notwithstanding, it is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated underlying fund, the Fund will be subjected to the investment risks of such underlying fund. Further, if the Adviser determines to no longer waive any acquired fund fees associated with the Fund’s investment in an affiliated fund, the Fund will bear the expenses of such investment.

Asset-Backed Securities Risk

Like mortgage-backed securities, the collateral underlying asset backed securities are subject to prepayment, which may reduce the overall return to holders of asset backed securities. Asset backed securities present certain additional and unique risks. Asset backed securities typically have no U.S. government backing. Additionally, the ability of an issuer of asset backed securities to enforce its security interest in the underlying assets may be limited. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset backed securities is greater for asset backed securities than for mortgage backed securities.

Borrowing and Leverage Risk

When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Cyber Security Risk

As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.

Derivatives Risk

The Fund utilizes derivatives instruments, specifically sold call option contracts. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. To the extent the Fund enters into derivatives transactions, it is required to do so pursuant to Rule 18f-4 of the 1940 Act. Rule 18f-4 requires, among other things, a fund to comply with limitations on risks relating to its derivatives transactions. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to pursue its investment objective.

Futures Contracts Risk. The Fund may invest in futures contracts. Positions in futures contracts may be closed out only on an exchange which provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund may be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Option Contracts. The Fund sells call option contracts. The use of options involves investment strategies and risks which differ from those associated with ordinary portfolio securities transactions. Investing in options and other instruments with option-type elements may increase the volatility and/or transaction expenses of the Fund. The prices of options are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As a seller (writer) of a put option, the seller will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the seller will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the buyer risks losing the entire premium invested in the option if the buyer does not exercise the option. An option may expire without value, resulting in a loss of the Fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. Options may also involve the use of leverage, which could result in greater price volatility than other markets. The Fund anticipates utilizing FLEX Options for its sold call options. FLEX Options are guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted. The FLEX Options utilized by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Options on Indices Risk. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out of the money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Swap Agreements Risk. The Fund may invest in swap agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that a party is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the non-defaulting party will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the such party’s rights as a creditor (e.g., the non-defaulting party may not receive the net amount of payments that it contractually is entitled to receive).

The Fund may invest in interest-rate and index swaps. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The Fund may invest in total return swaps. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. A party may lose money in a total return swap if the counterparty fails to meet its obligations.

Dollar Roll Transactions Risk

In the event that the value of the securities decline between the purchase and settlement date, the Fund will incur a loss. The Fund shall maintain a segregated account containing cash, U.S. government securities or high quality debt instruments (“Liquid Assets”) equal to the value of the purchase commitments associated with all transactions conducted on a when issued, forward commitment or delayed delivery basis (“Purchase Commitments”). If the value of the Liquid Assets decreases during the period between the commitment and settlement dates, the Fund will add additional Liquid Assets to the segregated account to the Fund’s outstanding purchase commitments. A seller’s failure to complete a transaction may cause the Fund to miss a desired price or yield. In a TBA Transaction, the Fund assumes the risk that the security to be delivered will not be as favorable as originally anticipated.

Equity Securities Risk

The Fund invests in equity securities. The value of shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market. Additionally, holders of an issuer’s common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.

Common Stock Risk. Common stocks are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Amplify Investments cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the equity securities and other factors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation, which are senior to those of common stockholders.

Convertible Securities Risk. The Fund may invest in convertible securities. Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Preferred Stocks Risk. The Fund may invest in preferred stocks. Preferred stocks are subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Many preferred stocks pay dividends at a fixed rate; therefore, a preferred stock’s market price may be sensitive to changes in interest rates in a manner similar to bonds - that is, as interest rates rise, the value of the preferred stock is likely to decline. Many preferred stocks and trust preferred securities also allow holders to convert the preferred stock into common stock of the issuer; the market price of such preferred stocks may be sensitive to changes in the value of the issuer’s common stock. In addition, the ability of an issuer of preferred stock to pay dividends may deteriorate or the issuer may default (i.e., fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer), which would negatively affect the value of any such holding. Dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. Preferred stock is also subject to market volatility and the price of preferred stock will fluctuate based on market demand. Preferred stock often has a call feature which allows the issuer to redeem the security at its discretion. Therefore, preferred stocks having a higher than average yield may be called by the issuer, which may cause a decrease in the yield of the Fund that invested in the preferred stock.

Rights and Warrants Risk. Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

ETNs Risk.

An ETN incurs certain expenses not incurred by its index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

Failure to Qualify as a Regulated Investment Company Risk

If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If the Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Foreign Securities Risk

The Fund may have exposure to non-U.S. securities. The Fund’s non-U.S. investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Non-U.S. investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or non-U.S. deposits (in which an underlying fund could lose its entire investments in a certain market) and the possible adoption of non-U.S. governmental restrictions such as exchange controls. Unless the Fund has hedged its non-U.S. securities risk, non-U.S. securities risk also involves the risk of negative non-U.S. currency rate fluctuations, which may cause the value of securities denominated in such non-U.S. currency (or other instruments through which an underlying fund has exposure to non-U.S. currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

Inflation Risk

Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Inflation-Indexed Securities Risk

Interest payments on inflation indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.

While these securities adjust positively in response to inflation, their value may under certain circumstances decline or underperform relative to other fixed income securities. The value of these securities generally may still decline in response to an increase in real interest rates. Real interest rates are measured by subtracting the expected rate of inflation from the nominal interest rate of fixed income securities. The value of inflation indexed securities may also fall if there is a decline in the price index (deflation), which generally will reduce any previous adjustments made to the inflation indexed securities. Inflation indexed securities may also underperform other fixed income securities if inflationary expectations exceed the rate of inflation measured by the price index.

Any increase in principal value of inflation indexed securities caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code. Also, to the extent that the Fund invests in inflation indexed securities, income distributions are more likely to fluctuate. There is no assurance that the rate of inflation measured by the relevant price index will correspond to the inflation experienced by an investor.

Interest Rate Risk

As interest rates rise, the value of a fixed income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly. An increase in interest rates may lead to heightened volatility in the fixed income markets and adversely affect the liquidity of certain fixed income investments. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. Policy set by the Federal Reserve is uncertain moving forward and dependent, in part, on market conditions.

Investment Companies Risk

The Fund may invest in securities of other investment companies. As a shareholder in securities of another investment company, the Fund will bear its ratable share of that investment company’s expenses, and would be subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the Fund will incur brokerage costs when purchasing and selling shares of exchange-traded investment companies.

Exchange-Traded Funds. The Fund may invest in exchange-traded funds. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. The Fund’s investments in ETFs, if any, may involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more (a premium) or less (a discount) than its net asset value per share. The Fund’s investments in ETFs is expected to be limited to other ETFs for which Amplify Investments serves as investment adviser. Amplify Investments has agreed to waive any acquired fund fees incurred by the Fund with respect to its investment in such other affiliated fund.

Issuer Risk

The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Legislation and Litigation Risk

Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed in both the United States and in other countries which may have a negative impact on the Fund. Additionally, litigation regarding any of the issuers of securities to which the Fund has exposure either directly or indirectly, or industries represented by these issuers, may have a negative impact on the value of these securities. Such legislation or litigation may cause the Fund to lose value.

Leverage Risk

Generally, leverage creates the risk of magnified capital. Leverage may involve the creation of a liability that requires the payment of interest (or the creation of a liability that does not entail any interest costs (for instance, a futures contract)). The risks of leverage include a higher volatility of the NAV of the Fund and the relatively greater effect on the NAV caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income than if the portfolio was not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the use of leverage would result in a lower rate of return than if leverage was not employed. In an extreme case, if the Fund’s investment income was not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Listing Standards Risk

The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted. Non-compliance with the listing standards of the Exchange may result in the Fund’s shares being delisted by the Exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Liquidity Risk

Whether or not the securities held by the Fund are listed on a securities exchange, the principal trading market for certain of the securities may be in the OTC market. As a result, the existence of a liquid trading market for such securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for such securities will be maintained or that there will be sufficient liquidity of the securities in any markets made. The price at which such securities are held by the Fund will be adversely affected if trading markets for the securities are limited or absent.

Loan Participants Risk

When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The loan participations in which the Fund may invest may not be Investment Grade Securities. A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions, which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. If assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing repayment and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise. Investors in loan participations depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the net asset value of the Fund may decline. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of nonpayment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan. Loans participations may not be readily marketable and may be subject to restrictions on resale. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, which could result in significant variations in the Fund’s daily share price.

Market Events Risk

The value of the securities in which the Fund invest may go up or down due to changes in, among other items, general market conditions, economic trends or events that may or may not be specifically related to a particular issuer, or factors that affect a particular issuer or issuers, exchange, country, region, market, industry, sector or asset class. Price changes may be temporary or last for extended periods of time. Turbulence in the economic, political and financial system has historically resulted, and may result, in an unusually high degree of volatility in the capital markets. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their NAV.

Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests and negatively impact the Fund’s investment return.

For example, an outbreak of a respiratory disease designated as “COVID-19” was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. The COVID-19 pandemic also greatly increased market volatility. Preventative health measures enacted, along with the general uncertainty caused by this pandemic, emerging variants, and the efficacy of vaccines, resulted in, and may result in the future, a decline in consumer demand, disruptions to healthcare systems and the supply chain, ratings downgrades, defaults and has imposed significant costs on governmental and business entities. The future potential economic impact of the COVID-19 pandemic, or any future public health crisis, is impossible to predict and could result in adverse market conditions which may negatively impact the performance of the Fund. In addition, the operations of the Fund, the Adviser and the Fund’s other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

Mortgage-Backed Securities Risk

The value of mortgage backed securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage backed securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some mortgage backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage backed securities.

In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage backed security will influence the yield of that security, affecting the Fund’s yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of fixed income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on mortgage assets to make payments, CMOs and other mortgage backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage backed securities, although the credit enhancement may increase the costs of the mortgage backed securities.

Real Estate Investment Trusts Risk

The Fund may invest in REITs. REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including but not limited to, rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent such REIT may concentrate investments in particular geographic regions or property types. In addition, distributions received from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions however will not generally qualify for favorable treatment as qualified dividend income.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements Risk

The Fund may enter into repurchase agreements. Repurchase agreements are subject to the risk of failure. If the fund’s counterparty defaults on its obligations and the fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the fund may realize a loss. The investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under a repurchase agreement. Additionally, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund, not within control of such party, and therefore, the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements Risk

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund lose money if it is unable to recover the securities and the value of the collateral held by such fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Securities Lending Risk

The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Short Selling Risk

To the extent that the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities results in a loss. Possible losses from short sales differ from losses on long positions because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the losses from short sales. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

When-Issued, Delayed Delivery and Forward Commitment Securities Risk

Securities purchased on a forward commitment, or when issued or delayed delivery basis are subject to changes in value, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates and/or credit spreads. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when issued or delayed delivery basis when the Fund is fully or almost fully invested increases the Fund’s leverage which would magnify losses. In addition, there is a risk that securities purchased on a when issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Forward commitment transactions may also be conducted on a “to be announced” basis (“TBA Transaction”). In a TBA Transaction, the approximate purchase price is typically disclosed at the time of commitment, not the identity of the underlying security.

U.S. Treasury Securities Risk

The Fund invests in U.S. government securities. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

Management of the Fund

Trustees and Officers

The general supervision of the duties performed for the Fund under the Investment Management Agreement (as defined below) is the responsibility of the Board of Trustees of the Trust (the “Board”) There are four trustees of the Trust (each a “Trustee” and collectively, the “Trustees”), one of whom is an “interested person” (as the term is defined in the 1940 Act) (“Interested Trustees”) and three of whom are Trustees who are not officers or employees of Amplify Investments or any of its affiliates (each an “Independent Trustee” and collectively, the “Independent Trustees”). The Board sets broad policies for the Fund, chooses the Trust’s officers and hires the Fund’s investment adviser. The Trustees serve for indefinite terms until their resignation, death or removal. The Trust has not established a lead Independent Trustee position. Each Trustee, except for Christian Magoon, is an Independent Trustee. Mr. Magoon is deemed an Interested Trustee of the Trust due to his positions as Chief Executive Officer and President of Amplify Investments and the Trust. The officers of the Trust manage its day-to-day operations, are responsible to the Board and serve indefinite terms. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable.

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Amplify Investments Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Christian Magoon(1) c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1974	Chairman of the Board of Trustees; Chief Executive Officer and President	• Indefinite term • Since January 2015	Chief Executive Officer, Magoon Capital (2010 - present); Chief Executive Officer, YieldShares, LLC (2013 – present); Chief Executive Officer, Amplify Investments LLC (2015 – present); President of Amplify Investments LLC (2015 – 2018).	46	None

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Amplify Investments Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Michael DiSanto c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1979	Trustee	• Indefinite term • Since January 2015	Attorney, City of Naperville, Illinois (2007 - present); Member, Elder Board of the Compass Church, (2013 - present)	46	None
Rick Powers c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1957	Trustee	• Indefinite term • Since January 2015	Director, Department of Public Works, City of Peoria, Illinois (2019 – Present); Deputy Commissioner, Transportation, State of Indiana (2014 - 2019)	46	None

Mark Tucker c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1963	Trustee	• Indefinite term • Since January 2015	Sole member, Aspen Equity Partners, LLC (2009 - present); New Liberty Popcorn, LLC (2015 - present)	46	None

Officers of the Trust
Jodie L. Crotteau c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1972	Chief Compliance Officer	• Indefinite term • Since 2026	Chief Compliance Officer, Amplify Investments LLC 2026 - present); Executive Director and Chief Compliance Officer, Harris Associates LP (2022-2025); Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-2022); Chief Compliance Officer, Harbor Funds Distributors, Inc. (2021-2022); Chief Compliance Officer, Harbor Services Group, Inc. (2017-2022); Chief Compliance Officer, Harbor Trust Company, Inc. (2019-2022)	N/A	N/A

Bradley H. Bailey c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1967	Chief Financial Officer	• Indefinite term • 2016	Chief Financial Officer, Amplify Investments LLC (2016 - present)	N/A	N/A

William H. Belden c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1965	Vice President	• Indefinite term • 2020	President, Amplify Investments LLC (2018 – present); Managing Director, Guggenheim Investments (2009 – 2018)	N/A	N/A

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Amplify Investments Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
David Wilding c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1970	Secretary	• Indefinite term • 2023	Chief Operating Officer, Amplify Investments LLC (2018 – present); General Counsel and Chief Compliance Officer, Performance Trust Capital Partners (1996-2022); General Counsel and Chief Compliance Officer, PT Asset Management, LLC (1996-2022)	N/A	N/A

____________________

(1)	Mr. Magoon is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of Amplify Investments LLC and Chief Executive Officer and President of the Trust.

Unitary Board Leadership Structure

It is anticipated that each Trustee will serve as a trustee of all funds in the Amplify Investments Fund Complex (as defined below), which is known as a “unitary” board leadership structure. The same four persons serve as a trustee of the Fund, and are anticipated to serve as a trustee for future funds advised by Amplify Investments (each, an “Amplify Fund” and collectively, the “Amplify Investments Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, have ever been a director, officer or employee of, or consultant to, Amplify Investments or any of its affiliates. Mr. Magoon, an Interested Trustee, serves as the Chair of the Board for each fund in the Amplify Investments Fund Complex.

The unitary board structure was adopted for the Amplify Funds because of the efficiencies it achieves with respect to the governance and oversight of the Amplify Funds. Each Amplify Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the Amplify Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the Amplify Funds, including among any such exchange-traded funds, the Board of the Amplify Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all Amplify Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board that the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Fund’s business.

Annually, the Board of Trustees will review its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance over the business of the Amplify Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the Amplify Investments Fund Complex as a whole.

Board Committees

The Board of Trustees has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet frequently throughout the year to oversee the activities of the Fund, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board of Trustees acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board of Trustees are the Nominating and Governance Committee and the Audit Committee.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. DiSanto, Powers and Tucker are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Nominating and Governance Committee will not consider new trustee candidates who are 70 years of age or older or will turn 70 years old during the initial term. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to David Wilding, Secretary of the Trust, at the Trust’s address, 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act; (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. DiSanto, Powers and Tucker serve on the Audit Committee.

Risk Oversight

As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including, if applicable, oversight of any sub-adviser, is performed primarily at the Board level in conjunction with the Adviser’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”), Jodie L. Crotteau.

Oversight of other risks also occurs at the committee level. The Adviser’s investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Adviser and its operations and processes. The Board of Trustees reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Adviser the Fund’s major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, the Sub-Advisers, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Independent Trustees

Michael DiSanto has served as an attorney with the City of Naperville, Illinois since 2007, and currently serves as the City Attorney of Naperville. In this capacity, Mr. DiSanto oversees municipal matters for the city. Since 2013, Mr. DiSanto has served on the Elder Board of the Compass Church. Additionally, in 2012, Mr. DiSanto held the position of adjunct professor at Aurora University in Aurora, Illinois. Mr. DiSanto has served as a College Scholarship Board Member for the National Student Leadership Conference since 2018. Mr. DiSanto has served as a Trustee of the Amplify Funds since 2015. He currently serves as Chair of the Nominating and Governance Committee (since 2015) of the Amplify Funds.

Rick Powers is the Director, Department of Public Works, City of Peoria, Illinois, a position he has held since 2019. Previously, from 2014 to 2019, Mr. Powers served as Deputy Commissioner, Transportation with the State of Indiana, a position he has held since 2014. Additionally, from 2001 to 2014, Mr. Powers served as Director, Code Enforcement with the City of Indianapolis, Indiana. Mr. Powers has served as a Trustee of the Amplify Funds since 2015.

Mark Tucker is the sole member of Aspen Equity Partners, LLC, a company he founded in 2009 to serve as the managing member of several single-purpose limited liability companies that own and operate commercial property in Illinois, Wisconsin and Minnesota. Mr. Tucker has served as a Trustee of the Amplify Funds since 2015. He currently serves as Chair of the Audit Committee (since 2015) of the Amplify Funds.

Interested Trustees

Christian Magoon is Chair of the Board of Trustees of the Amplify Funds and Chief Executive Officer and President of Amplify Investments. Mr. Magoon has served as Chief Executive Officer of Magoon Capital and YieldShares, LLC, which he participated in founding in 2010 and 2013, respectively. Mr. Magoon has served as a Trustee of the Amplify Funds since 2015.

Trustee Compensation and Ownership of Shares of the Fund

Independent Trustee Compensation

Effective January 1, 2026, the Independent Trustees are paid a fixed amount in four three-month periods (ending the prior March 31, June 30, September 30 and December 31, respectively) of $110,000 per Independent Trust. Each three-month retainer will be allocated equally among each of the Amplify Funds in the Amplify Investments Fund Complex. Trustees are also reimbursed for travel and out-of-pocket expenses incurred in connection with all meetings.

The following table sets forth the estimated compensation to earned by each Independent Trustee (including reimbursement for travel and out-of-pocket expenses) for services to the Fund and the aggregate compensation paid to them for services to the Amplify Investments Fund Complex, for the fiscal year ended September 30, 2026. The Trust has no retirement or pension plans. The officers and Trustees who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by Amplify Investments.

Name of Trustee	Estimated Compensation from the Fund	Estimated Total Compensation from the Amplify Investments Fund Complex
Michael DiSanto	$3,367	$165,000
Rick Powers	$3,367	$165,000
Mark Tucker	$3,367	$165,000

Ownership of Fund Shares

The following table sets forth the dollar range of equity securities beneficially owned by the Interested and Independent Trustees in the Fund and all funds overseen by the Trustees in the Amplify Investments Fund Complex as of December 31, 2025:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Amplify Investments Fund Complex
Interested Trustees
Christian Magoon	None	$10,001 – $50,000
Independent Trustees
Michael DiSanto	None	$1 - $10,000
Rick Powers	None	None
Mark Tucker	None	None

As of October 2, 2026, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of October 2, 2026, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. Control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. Because the Fund has not yet commenced operations, as of the date of this Statement of Additional Information there were no control persons or principal holders owning any outstanding shares or beneficial interest of the Fund.

Investment Adviser and Other Service Providers

Investment Adviser

Amplify Investments LLC, 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532, serves as the investment adviser to the Fund. Amplify Investments is a Delaware limited liability company with a sole member, Amplify Holding Company LLC. Amplify Investments discharges its responsibilities subject to the policies of the Board of Trustees. Amplify Investments also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to an investment management agreement between Amplify Investments and the Trust, on behalf of the Fund (the “Investment Management Agreement”), Amplify Investments oversees the investment of the Fund’s assets and is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay Amplify Investments an annual management fee equal to a percentage of 0.57% of its daily net assets, as detailed in the table below.

Management Fee
Fund	Fee
Amplify Fairlead Tactical Sector ETF	0.57%

The Predecessor Fund paid its investment adviser, Cary Street Partners Asset Management LLC (“Cary Street”), an annual management fee of 0.59% of the Fund’s average daily net assets:

For services rendered during the fiscal periods set forth below, the following tables set forth the management fee paid by each Predecessor Fund to Fairlead.

Fairlead Tactical Sector ETF Advisory Fees
Fiscal period ended	Management Fees Paid (net of fee waivers)
January 31, 2024	$ 1,315,754
January 31, 2025	$ 1,259,176
January 31, 2026	$1,498,718

Under the Investment Management Agreement, Amplify Investments shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Amplify Investments in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement is in place for the original two year term, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to Amplify Investments, or by Amplify Investments on 60 days’ written notice to the Fund.

Investment Sub-Adviser

The Adviser has retained Fairlead Asset Management LLC to serve as investment Sub-Adviser to the Fund. Fairlead is located at 4 Greenwich Office Park, 2nd Floor, Greenwich, CT 06831.

The Board of Trustees of the Trust, including the Independent Trustees, has approved investment sub-advisory agreements among Amplify Investments, the Trust, on behalf of the Fund, and the Sub-Adviser (the “Sub-Advisory Agreement”). The Board of Trustees determined that the Sub-Advisory Agreement is in the best interests of the Fund in light of the services, expenses and such other matters as the Board of Trustees considered to be relevant in the exercise of its reasonable business judgment. Pursuant to the Sub-Advisory Agreement, Amplify Investments has agreed to pay for the services provided by the Sub-Adviser through sub-advisory fees. Amplify Investments is responsible for paying the entire amount of the Sub-Adviser’s fee for the Fund. The Fund does not directly pay the Sub-Adviser. The following table sets forth the sub-advisory fees paid by Cary Street, the Predecessor Fund’s adviser, to Fairlead for the specified periods.

Fiscal period ended	Sub-Advisory Fees Paid to Fairlead
January 31, 2024	$384,835
January 31, 2025	$340,798
January 31, 2026	$522,818

Portfolio Managers

The portfolio manager is primarily responsible for the day-to-day management of the Fund. There is currently one portfolio manager, as follows:

Katie Stockton, CMT®, Managing Partner and Chief Compliance Officer at Fairlead.

Compensation

Ms. Stockton is compensated by Fairlead with a fixed salary and discretionary bonus based on the financial performance and profitability of Fairlead and not based on the performance of the Fund for which she acts as portfolio manager.

Ownership of Fund Securities

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of October 2, 2026:

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Katie Stockton	Over $1,000,000

Accounts Managed by the Portfolio Managers

In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of January 31 2026.

Portfolio Manager	Registered Investment Companies Number of Accounts ($ assets)	Other Pooled Investment Vehicles Number of Accounts ($ assets)	Other Accounts Number of Accounts ($ Assets)
Katie Stockton	0	0	0

Conflicts

The portfolio managers have day-to-day management responsibilities with respect to other investment accounts and, accordingly, may be presented with potential or actual conflicts of interest.

The management of other accounts may result in the portfolio manager devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Investment Advisory Agreement and Sub-Advisory Agreement, the Board was satisfied that the portfolio managers would be able to devote sufficient attention to the management of the Fund and that the Adviser and the Sub-Adviser seek to manage such competing interests for the time and attention of the portfolio managers.

With respect to securities transactions for the Fund, the Sub-Adviser determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. For buy or sell transactions considered simultaneously for the Fund and other accounts, orders are placed at the same time. The Sub-Adviser uses its best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions. The Sub-Adviser generally allocates trades on the basis of assets under management so that the securities positions represent equal exposure as a percentage of total assets of each client. The Fund and client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in fulfilling investment opportunities are to some extent minimized. If an aggregated trade order is not substantially filled, it will generally be allocated pro rata.

Fund Administration

General Information

The administrator, fund accountant and transfer agent for the Fund is U.S. Bancorp Fund Services, LLC (“USBFS”, “Administrator”, “Fund Accountant” or “Transfer Agent”), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. USBFS performs these services pursuant to three separate agreements, a fund administration servicing agreement, a fund accounting servicing agreement and a transfer agent servicing agreement.

Administration Agreement

Pursuant to the fund administration servicing agreement with the Trust (“Administration Agreement”), USBFS provides all administrative services necessary for the Fund, other than those provided by Amplify Investments, subject to the supervision of the Board of Trustees. USBFS employees generally will not be officers of the Amplify Funds for which they provide services.

The Administration Agreement is terminable by the Board or Amplify Investments on ninety (90) days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement initially remains in effect for three years from the date of its initial approval, unless amended, and its continued renewal is subject to approval of the Board for periods thereafter. The Administration Agreement provides that in the absence of the USBFS’ refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of USBFS, USBFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreement, USBFS provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund’s custodian, as applicable; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing the Fund’s tax returns, and preparing reports to the Fund’s shareholders and the SEC; (iv) calculation of yield and total return for the Fund; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund; (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (vii) preparing notices and agendas for meetings of the Fund’s Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

Accounting Agreement

Pursuant to the fund accounting servicing agreement with the Trust (the “Fund Accounting Agreement”), USBFS provides the Fund with all accounting services, including, without limitation: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the custodian and Amplify Investments.

For the administrative and fund accounting services rendered to the Fund by USBFS, USBFS is paid an annual fee based on the average net assets of the Fund, subject to a minimum annual fee. Pursuant to the Fund’s unitary management fee structure, Amplify Investments is responsible for paying for the services provided by USBFS, and the Fund does not directly pay USBFS.

Transfer and Dividend Agent

USBFS acts as the Fund’s transfer and dividend agent. The Fund pays USBFS for its services as its transfer and dividend agent.

Custodian

USBFS serves as custodian (the “Custodian”) for the Fund’s cash and securities. Pursuant to a custodian servicing agreement with the Fund (the “Custodian Agreement”), it is responsible for maintaining the books and records of the Fund’s portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving the assets of the Fund.

The Fund has not paid any fees to USBFS as Amplify Investments has assumed responsibility for payment of these fees as part of the management fee arrangement.

Securities Lending Agent

The Fund may participate in securities lending arrangements whereby the Fund lends certain of its portfolio securities to brokers, dealers, and financial institutions (not with individuals) to receive additional income and increase the rate of return of its portfolio. U.S. Bank, N.A. serves as the Fund’s securities lending agent and is responsible for (i) negotiating the fees (rebates) of securities loans within parameters approved by the Board; (ii) delivering loaned securities to the applicable borrower(s), a list of which has been approved by the Board; (iii) investing any cash collateral received for a securities loan in investments pre-approved by the Board; (iv) receiving the returned securities at the expiration of a loan’s term; (v) daily monitoring of the value of the loaned securities and the collateral received; (vi) notifying borrowers to make additions to the collateral, when required; (vii) accounting and recordkeeping services as necessary for the operation of the securities lending program, and (viii) establishing and operating a system of controls and procedures to ensure compliance with its obligations under the Fund’s securities lending program.

Distributor

General

Foreside Fund Services, LLC (the “Distributor”) serves as distributor and principal underwriter of the Creation Units of the Fund. Its principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described below under the heading “Creation and Redemption of Creation Units.”

Amplify Investments may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. Amplify Investments’ available resources to make these payments include profits from advisory fees received from the Fund. The services Amplify Investments may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

Since the inception of the Fund, there have been no underwriting commissions with respect to the sale of Fund shares, and the Distributor did not receive compensation on redemptions for the Fund for that period.

12b-1 Plan

The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets. The Fund does not currently pay, and the Fund has no current intention to pay, 12b-1 fees.

However, in the event 12b-1 fees are charged in the future, under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

Aggregations

Shares of the Fund in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international, operational, capabilities and place orders for Creation Units of the Fund’s shares. Participating Parties (as defined in “Procedures for Creation of Creation Units” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).

Exchange

The only relationship that the Exchange has with Amplify Investments or the Distributor in connection with the Fund is that the Exchange lists the shares of the Fund pursuant to its listing agreement with the Trust. The Exchange is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the net asset value of the Fund. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Brokerage Allocations

The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Amplify Investments to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to Amplify Investments and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Sub-Adviser consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the 1934 Act permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as “soft dollars.” Amplify Investments has advised the Board of Trustees that it does not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, the Sub-Adviser may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Sub-Adviser determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Adviser or the Trust. In addition, the Sub-Adviser must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless the Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to Amplify Investments under the Investment Management Agreement would not be reduced as a result of receipt by Amplify Investments of research services.

The Sub-Adviser places portfolio transactions for other advisory accounts advised by them, and research services furnished by firms through which the Fund effects securities transactions may be used by the Sub-Adviser in servicing all of their accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the amount the Predecessor Fund paid in brokerage commissions for the specified periods.

Fairlead Tactical Sector ETF Brokerage Commissions
Fiscal period ended	Brokerage Commissions Paid
January 31, 2024	$87,758
January 31, 2025	$64,291
January 31, 2026	$70,092

Additional Information

Book Entry Only System

The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares

Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and National Securities Clearing Corporation (“NSCC”) was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but the New York Stock Exchange (“NYSE”) and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of Shares of the Fund. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares of the Fund at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Policy Regarding Disclosure of Portfolio Holdings

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The Fund’s current portfolio holdings are also available on a daily basis at http://www.amplifyetfs.com. The Trust, Amplify Investments and the Distributor will not disseminate non-public information concerning the Trust.

Quarterly Portfolio Schedule

The Trust is required to disclose on a quarterly basis the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Trust is available on the SEC’s website at sec.gov. The Fund’s Form N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-PORT are available without charge, upon request, by calling 1-855-267-3837 or by writing to Amplify ETF Trust, 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532.

Codes of Ethics

In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, Amplify Investments, the Sub-Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.

The Board has delegated to Amplify Investments the proxy voting responsibilities for the Fund and has directed Amplify Investments to vote proxies consistent with the Fund’s best interests. In order to facilitate the proxy voting process, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) has been retained to provide access to a selection of third-party providers that are available to provide proxy vote recommendations and research. Votes are cast through the Broadridge ProxyEdge® platform (“ProxyEdge”). With the assistance of Broadridge, Egan-Jones Proxy Services (“Egan-Jones”) has been selected to provide vote recommendations based on its own internal guidelines. The services provided to Amplify Investments through Egan-Jones include access to Egan-Jones’ research analysis and their voting recommendations. Services provided to Amplify Investments through ProxyEdge include receipt of proxy ballots, vote execution based upon the recommendations of Egan-Jones, access to the voting recommendations of Egan-Jones, as well as reporting, auditing, working with custodian banks, and consulting assistance for the handling of proxy voting responsibilities. ProxyEdge also maintains proxy voting records and provides Amplify Investments with reports that reflect the proxy voting activities of client portfolios.

The fundamental guideline followed by Amplify Investments in voting proxies is to make every effort to confirm that the manner in which shares are voted is in the best interest of clients and the value of the investment. Absent special circumstances of the types described below, it is the policy of Adviser to exercise its proxy voting discretion in accordance with the Egan-Jones Proxy Voting Principles and Guidelines set forth in Exhibit A.

Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund’s website at amplifyetfs.com, by calling 1-855-267-3837 or by accessing the SEC’s website at sec.gov.

Creation and Redemption of Creation Units

General

ETFs, such as the Fund, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities, known as “Authorized Participants,” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on each business day, an ETF publishes through the NSCC the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition and Custom Baskets

Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

The Fund may utilize a pro-rata basket or a custom basket in reliance on Rule 6c-11. A “pro-rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.

A “custom basket” includes two categories of baskets under Rule 6c-11: (i) baskets containing a non-representative selection of an ETF’s portfolio holdings; and (ii) if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. Baskets containing a non-representative selection of an ETF’s portfolio holdings include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Separately, if an ETF exchanges a basket that reflects a representative sampling that differs from the initial basket used on such Business Day, that basket (and any such subsequent baskets) would constitute a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket.

Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency, improve trading and help an ETF avoid adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. The Adviser has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination

Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro rata, custom and forward-looking pro rata baskets are calculated by a fund’s investment adviser and disseminated by the ETF’s custodial bank through the NSCC process. Prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), the Fund publishes this information for the day (subject to correction of any errors) and is made available through the NSCC to effectuate creations or redemptions of Creation Units of the Fund until the next list is announced on the next Business Day.

Placement of Creation or Redemption Orders

All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. At its discretion, the Fund may also require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).

All orders from investors who are not Authorized Participants to create Creation Units shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments (as defined below) and Cash Component (as defined below). Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the end of the Order Window. Order for Creation Units that are effected outside of the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. The delivery of Creation Units created through the Clearing Process will occur no later than the first Business Day following the Transmittal Date (T+1). However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is, the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

A “Deposit Instrument” (an in-kind deposit of a designated portfolio of securities and other instruments) must be delivered to the Trust through DTC or NSCC, and Deposit Instruments which are non-U.S. securities, if applicable, must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. Deposit Instruments must be delivered to the Fund through the applicable processes set forth in the Participant Agreement.

Beneficial Owners of the Fund’s shares may sell their shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit to redeem through the Fund. The Fund will not redeem shares in amounts less than Creation Units and there can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of the Fund’s shares to constitute a redeemable Creation Unit. Redemption requests must be placed by or through an Authorized Participant. Creation Units will be redeemable at their NAV per Creation Unit next determined after receipt of a request for redemption by the Fund.

In connection with taking delivery of shares of non-U.S. Fund Securities, if applicable, upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 102% (105% for international securities), which Amplify Investments may change from time to time, of the value of the missing shares.

Purchase and Issuance of Creation Units

The consideration for purchase of a Creation Unit of shares of the Fund generally consists of Deposit Instruments and an amount of cash computed as described below (the “Cash Component” sometimes also referred to as the “Balancing Amount”). Together, the Deposit Instruments (and/or any cash with respect to cash purchases and cash-in-lieu amounts) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the “Deposit Amount” (an amount equal to the aggregate market value of the Deposit Instruments and/or cash in lieu of all or a portion of the Deposit Instruments).

A Creation Unit will generally not be issued until the transfer of good title to the Fund of the Deposit Instruments and the payment of the Cash Component, the Creation Transaction Fee (as discussed below) and any other required cash amounts have been completed. To the extent contemplated by the applicable Participant Agreement, Creation Units of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Instruments as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 102% (105% for international securities) which Amplify Investments may change from time to time of the value of the missing Deposit Instruments. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Fund to use such collateral to buy the missing Deposit Instruments at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the collateral.

Delivery of Redemption Proceeds

Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

The redemption proceeds for a Creation Unit generally consist of the Deposit Instruments—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares (per Creation Unit) being redeemed, as next determined on the Transmittal Date after receipt of a request in proper form on the Submission Date, and the aggregate market value of the Deposit Instruments (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee (as described below) and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Deposit Instruments have an aggregate market value greater than the net asset value of the Fund’s shares (per Creation Unit), a compensating cash payment equal to the difference plus the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes, is required to be made by or through an Authorized Participant by the redeeming shareholder.

Creation and Redemption Orders Outside the Clearing Process

As described above, the Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Submission Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor during the Order Window on the Submission Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created will occur no later than the first Business Day following the Transmittal Date (T+1).

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Instruments as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the Transmittal Date in proper form since in addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 102% (105% for international securities) of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Submission Date provided that the order is placed in proper form during the Order Window on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, on the Business Day following the Transmittal Date. If the order is not placed in proper form during the Order Window on the Submission Date or federal funds in the appropriate amount are not received by 11:00 a.m. on the Business Day following the Transmittal Date, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Instruments to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 102% (105% for international securities) of the daily marked to market value of the missing Deposit Instruments. To the extent that missing Deposit Instruments are not received by 1:00 p.m., Eastern Time, on the second Business Day following the Transmittal Date or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Instruments. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Instruments exceeds the market value of such Deposit Instruments on the Transmittal Date by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Instruments have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the second Business Day following the Transmittal Date. However, as discussed in the section below, the Fund reserves the right to settle Creation Unit transactions on a basis other than the second Business Day following the Transmittal Date to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator during the Order Window on the Submission Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following the Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within two Business Days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the Fund’s established evaluation procedures computed on the Transmittal Date. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant during the Order Window on the Submission Date, and the requisite number of shares of the Fund are delivered to the custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant during the Order Window on the Submission Date, but either (1) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Submission Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined on the Transmittal Date (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of shares of the Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions. The Trust also reserves the right to offer an “all cash” option for redemptions of Creation Units for the Fund.

Creation Transaction Fee

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket. The creation transaction fee charged by the Fund in connection with purchases of Creation Units is detailed below. The creation transaction fee listed below for the Fund is current as of the date of this SAI and is subject to change. In addition to this fee, the Fund may also charge up to a 2% variable fee on the creation of Creation Units.

Creation Transaction Fee
Fund	Fee
Amplify Fairlead Tactical Sector ETF	$300

Redemption Transaction Fee

The Fund imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed. The redemption transaction fee charged in connection with redemptions of Creation Units for the Fund is detailed below. The redemption transaction fee listed below for the Fund is current as of the date of this SAI and is subject to change. In addition to this fee, the Fund may also charge up to a 2% variable fee on the redemption of Creation Units.

Redemption Transaction Fee
Fund	Fee
Amplify Fairlead Tactical Sector ETF	$300

Suspension of Creations

The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. The Fund will accept all orders for Creation Units that are in good order. Circumstances under which the Fund may not accept a creation order include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; or (v) there exist circumstances outside the control of the Fund that make it impossible to process orders of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Adviser, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the Transfer Agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Suspension of Redemptions

An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units

Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Regular Holidays

The Fund generally intends to effect deliveries of Creation Units and securities in its portfolio (“Portfolio Securities”) on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open). The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than “T” plus two in order to accommodate local holiday schedules, to account for different treatment among foreign. and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Fund to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Fund from delivering securities within the normal settlement period.

The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund in certain circumstances. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver the redemption proceeds in any given year is not expected to exceed 14 days. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel may not have been asked to review, and may not have reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending September 30 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends that qualify as “exempt-interest dividends” generally are excluded from gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining the alternative minimum tax on individuals and may have other tax consequences (e.g., they may affect the amount of a shareholder’s social security benefits that are taxed). For tax years beginning after December 31, 2022, exempt-interest dividends may affect the corporate alternative minimum tax for certain corporations. Other dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund is generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The presence of covered call options in the portfolio may reduce the amount of dividends that are eligible for capital gains rates. In addition, dividends received by the Fund from REITs are qualifying dividends eligible for this lower tax rate only in certain circumstances.

The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend. Some portion of the ordinary income distributions that are attributable to dividends received by the Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Fund are generally not included in net investment income for purposes of this tax.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction. The presence of covered call options in the portfolio may reduce the amount of dividends that are treated as qualifying dividends.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund shares. The presence of covered call options in the portfolio may reduce the amount of dividends that would otherwise be treated as capital gain dividends. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. An election may be available to shareholders to defer recognition of capital gain if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be disallowed to the extent of the exempt-interest dividends the shareholder received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer the Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks), will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner.  This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. shareholders, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, generally not including exempt-interest dividends, and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Capital Loss Carryforward

Net capital gains of the Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward.

Other Taxation

Fund shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Determination of Net Asset Value

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Net Asset Value.”

The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Market value prices represent last sale or official closing prices from a national or non-U.S. exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Under normal circumstances, daily calculation of the net asset value will utilize the last closing price of each security held by the Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for the Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

(1) Common stocks and other equity securities listed on any national or non-U.S. exchange other than NASDAQ and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the business day as of which such value is being determined. Securities listed on NASDAQ or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on NASDAQ and AIM, the securities are valued at the midpoint between the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

(2) Securities traded in the OTC market are valued at the midpoint between the bid and asked price, if available, and otherwise at their closing bid prices.

In addition, the following types of securities will be valued as follows:

(1) Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair value is based on prices of comparable securities.

(2) Fixed income securities maturing within 60 days are valued by the fund accounting agent on an amortized cost basis.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The value of any portfolio security held by the Fund for which market quotations are not readily available will be determined by Amplify Investments in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount, that the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by other third parties, or in secondary market transactions.

Because foreign markets may be open on different days than the days during which a shareholder may purchase shares of the Fund, the value of the Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund.

The Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net assets is not reasonably practicable; or (iii) during any period when the SEC may permit.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies

Dividends from net investment income of the Fund, if any, are declared and paid at least annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of the Fund’s shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Miscellaneous Information

Counsel

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, is counsel to the Trust.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 875 E Wisconsin Ave, Suite 210, Milwaukee WI 53202, serves as the Fund’s independent registered public accounting firm. The firm audits the Fund’s financial statements and performs other related audit services. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Financial Statements

The Trust’s independent registered public accounting firm, Cohen & Company, Ltd., audits and reports on the Fund’s annual financial statements. The Fund has adopted the financial statements of the Predecessor Fund. The audited financial statements and notes thereto in the Predecessor Fund’s Annual Report to Shareholders for the fiscal year ended January 31, 2026 (the “Annual Report”) is incorporated by reference into this SAI. The financial statements include the “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the 2026 Annual Report have been audited by Cohen & Company Ltd., the Predecessor Fund’s independent registered public accounting firm, whose report thereon also appears in the 2026 Annual Report and is incorporated by reference into this SAI. A copy of the 2026 Annual Report may be obtained upon request and without charge by writing or by calling Cary Street, at the address and telephone number on the cover of the Prospectus.

Supplemental Financial Information

Tables showing the fees and expenses of the Target Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganizations, is included in the Prospectus.

The Reorganizations will not result in a material change to any of the Target Fund’s investment portfolios. As a result, a schedule of investments of the Target Fund modified to show the effects of such change is not required and is not included.

There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

Exhibit A - Proxy Voting Guidelines

Egan-Jones Proxy Services
Standard Proxy Voting
Principles and Guidelines

Egan-Jones Proxy Voting Principles

Introduction

Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:

•	the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission
•	revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules
•	corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules

In general:

•	Directors should be accountable to shareholders, and management should be accountable to directors.

•	Information on the Company supplied to shareholders should be transparent.

•	Shareholders should be treated fairly and equitably according to the principle of one share, one vote.

Principles

A.     Director independence

It is our view that:

•	A two-thirds majority of the board should be comprised of independent directors.
•	Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.
•	When the Chairman of the Board also serves as the Company’s Chief Executive Officer, the board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.
•	Committees of the board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.
•	No director should serve as a consultant or service provider to the Company.
•	Director compensation should be a combination of cash and stock in the Company, with stock constituting a significant component.

In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:

•	should not have been employed by the Company or an affiliate within the previous five years.
•	should not be an immediate family member of an individual who is, or at any time during the past five years was, employed by the company as an executive officer.
•	should not be the founder of the Company.
•	should not be a director of the Company serving in an ex officio capacity.
•	should not be a member of the Company’s Board of Directors for 10 years or more, however, a director who is a diverse nominee may be exempted from this rule on the case-by-case basis. Furthermore, a nominee whose tenure on the Board hasn’t reached 10 years by the date of the meeting or up to 90 days after and provided the company discloses exact appointment date, will be exempted from this rule.
•	should have no services contract regarding such matters as aircraft rental contract, real property lease or similar contract with the Company or affiliate, or with a member of the Company’s senior management or provide legal or consulting services to the Company within the previous three years.
•	should not be employed by a public company at which an executive officer of the Company serves as a director, and thereby be part of an interlocking relationship.
•	should not be a member of the immediate family (spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone other than domestic employees who share such person’s home) of any director described above.
•	a director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation (base salary plus cash bonus) from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.
•	a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (other than a utility) or non-profit organization that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of the recipient company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold. However, the existence of a credit agreement between a bank and the Company shall not affect the independence of a director who is an executive of that bank within the previous three years.

Alternate members of key committees will be subject to the same independence criteria as regular members.

B.     Board operating procedures

•	The board should adopt a written statement of its governance principles, and regularly re-evaluate them.
•	Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.
•	The independent directors should be provided access to professional advisers of their own choice, independent of management.
•	The board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.
•	Directors should have access to senior management through a designated liaison person.
•	The board should periodically review its own size, and determine a set number of directors between 5 and 15, instead of a range.

C.     Requirements for individual directors We recommend that:

•	The board should provide guidelines for directors serving on several Boards addressing competing commitments.
•	The board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the board and of committees of the board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.

D.     Shareholder rights

•	A simple majority of shareholders should be able to amend the Company’s bylaws, call special meetings, or act by written consent.
•	“Greenmail” should be prohibited.
•	Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan
•	Directors should be elected annually.
•	The board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.
•	Shareholders should have effective access to the director nomination process

Egan-Jones Proxy Voting Guidelines

Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.

Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.

Board of Directors

Election of Directors in Uncontested Elections

Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors’ investment in the Company, etc.

WITHHOLD votes from nominees who:

•	are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees.

•	are inside directors and sit on the Audit, Compensation, or Nominating committees.

•	are inside directors and the Company does not have Audit, Compensation, or Nominating committees.

•	are identified as not independent by the Company and sit on the Audit, Compensation, or Nominating committees.

•	attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•	ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•	fail to act on takeover offers where the majority of the shareholders have tendered their shares.

•	implement or renew a “dead-hand” or modified “dead-hand” poison pill.

•	sit on more than five other public boards.

•	serve as both Chairmen of the Board and CEOs and the Company receives a poor Board Score.

•	serve as CEOs and hold more than one outside public directorship.

•	serve as Chairmen of the Board and hold more than one outside public directorship.

•	sit on the existing board, which has failed to respond adequately to a say-on-pay vote in which the majority of votes cast voted AGAINST.

•	sit on the existing board, which has implemented a less frequent say-on-pay vote than the frequency option which received a majority of votes cast in the previous frequency vote.

Underperforming Board Policy

WITHHOLD votes from Compensation Committee members in cases when the Company obtains a questionable score on the Egan-Jones compensation rating model.*

*Recommendation is based on available data and subject to the analysts’ discretion to override in cases when a nominee has served as a member of the Compensation Committee for less than 6 months.

WITHHOLD votes from Compensation Committee members in cases when the Company’s Compensation Plans (Cash Bonus Plan or Stock Option Plan) receive an AGAINST recommendation from Egan-Jones.

WITHHOLD votes from Chairman of the Board in cases when the Company obtains the lowest score of Needs Attention on the Cyber Security Risk Rating.**

**Recommendation is based on available data and subject to the analysts’ discretion to override in cases when the Chairman has served in this capacity for less than 6 months.

WITHHOLD votes from Compensation Committee members due to insufficient disclosure on executive compensation.***

***Including cases when the Company has no employees or none of the executive officers are compensated by the Company and no management fees have been provided.

Board Accountability

Case-by-case basis for the following:

•	Evidence or belief of failure of the board to properly account and prepare for risk (i.e., carbon or cyber issues)
•	A low board score, coupled with poor performance
•	Legal or ethical problems in the Company or its management

In cases in which the Company has engaged in the practice commonly referred to as “options backdating,” Egan-Jones may recommend that votes be withheld from nominees serving on the Company’s compensation committee, the Company’s entire board of directors, and/or its chief executive officer. Such recommendations will be made on a case-by-case basis, taking into consideration such matters as intent of the individuals involved, scope and timing of the practice, significance of financial restatement required, and corrective action taken.

Furthermore, we may recommend withholding votes from either members of the Company’s compensation committee, its entire board of directors and/or its chief executive officer where the Company has engaged in what we judge to be other unsatisfactory compensation practices. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the Company.

FOR responsible shareholder proposals calling for the Company to name as directors only those who receive a majority of shareholder votes.

Separating Chairman and CEO

FOR shareholder proposals requiring that positions of Chairman and CEO be held separately.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that the board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent.

Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Egan-Jones strongly encourages diversity and Board turnover without embracing the controversial and problematic approach of term limits or a retirement age. As long as a director nominee, whose tenure exceeds 10 years, is not a member of a key committee we will not recommend a vote to withhold from the nominee.

Retirement Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

FOR management proposals requesting the approval to remove the mandatory retirement age for directors and trustees.

Director and Officer Indemnification and Liability

Case-by-case basis on management proposals regarding director and officer indemnification and liability, using Delaware law as the standard.

AGAINST management proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST management indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR only those management proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

AGAINST shareholder proposals regarding disclosure of charitable contributions.

Political Contributions

AGAINST shareholder proposals regarding disclosure of political contributions.

FOR management proposals regarding approval of political contributions.

Lobbying Expenditures

AGAINST shareholder proposals for disclosure of lobbying expenditures.

AGAINST shareholder proposals requesting a report of climate lobbying.

Proxy Contests and Other Contested Elections

Election of Directors in Contested Elections

Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

FOR plurality voting standard in contested elections.

Universal Proxy Card in a Contested Election

FOR proposals requesting that the company require the use of a universal proxy card in contested elections.

Reimbursement of Proxy Solicitation Expenses

Case-by-case basis for shareholder proposals for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.

Auditors

Ratifying Auditors

FOR management proposals to ratify appointment of independent auditor unless:

•	Auditor obtains a questionable score on the Egan-Jones Auditor Rating Model which takes into account a number of factors including but not limited to:
➢	Auditor rotation every seven years
➢	Non-audit fees exceeding 50% of total fees
➢	Significant and material disciplinary actions taken against the Company’s Auditor

•	Auditor has a financial interest in or association with the Company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the Company’s financial position.

Proxy Contest Defenses

Classified Board vs. Annual Election

AGAINST management proposals to classify the board.

FOR shareholder proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.

Removal of Directors

AGAINST management proposals that provide that directors may be removed only for cause.

FOR shareholder proposals to restore shareholder ability to remove directors with or without cause.

CASE-BY-CASE basis for shareholder proposal to remove a director, usually AGAINST unless there are compelling reasons to remove a director or a director does not fulfill Egan-Jones criteria examining independence, meetings attendance, other board memberships, then in such cases FOR.

AGAINST management proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR shareholder proposals that permit shareholders to elect directors to fill board vacancies.

Authorization of the Board to Fill (casual) Vacancies

FOR management proposals requesting that vacancies in the number of directors be designated as casual vacancies and that the Board of Directors be authorized to fill such vacancies as and when it deems fit. On condition that director appointed to fill such a casual vacancy shall hold office until the next annual meeting following his or her election or until his or her election or until his or her successor is elected.

Cumulative Voting

FOR management proposals to eliminate cumulative voting. AGAINST shareholder proposals to provide for cumulative voting.

Calling Special Meetings

AGAINST management proposals to restrict or prohibit shareholder ability to call special meetings.

FOR management proposals asking to permit shareholders of record who beneficially own, in the aggregate, at least 25% of the Company’s outstanding common stock to call a special meeting of shareholders.

FOR shareholder proposals to allow a shareholder holding a 25% or greater interest to call a special shareholder meeting.

Acting by Written Consent

Case by case for management proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR shareholder proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

Management proposals regarding any Board size changes must require shareholder approval.

FOR management proposals to fix the size of the board as long as the number of directors is between 5 and 15.

FOR management proposals to set range of directors as long as there are not less than 5 and more than 15 directors on the board.

AGAINST management proposals that give management the ability to alter size of the board without shareholder approval.

AGAINST management proposals to allow the Board to fix number of directors without shareholder approval.

AGAINST management proposals to allow the Board to set range of directors without shareholder approval.

Case-by-case management proposals to approve unusual board size.

Virtual-only Meeting

FOR management proposals to conduct virtual-only annual meeting, considering shareholders’ rights to participate electronically as they would have during an in-person meeting.

FOR proposals asking to allow the Company to hold a virtual meeting of shareholders along with an in-person meeting at a designated location.

Quorum Requirements

FOR proposals seeking approval of a lower quorum requirement if the reduced quorum is at least one-third of shares entitled to vote, either in person or by proxy.

Tender Offer Defenses

Poison Pills

FOR shareholder proposals that ask the Company to submit its “poison pill” for shareholder ratification.

AGAINST shareholder proposal requesting the Board authorize a self-tender offer.

Case-by-case basis for shareholder proposals to redeem a company’s existing “poison pill”.

Case-by-case basis for management proposals to ratify a “poison pill”.

Fair Price Provisions

Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

FOR proposals to adopt anti-“greenmail” charter or bylaw amendments or otherwise restrict the company’s ability to make “greenmail” payments.

Case-by-case basis for anti-“greenmail” proposals which are bundled with other charter or bylaw amendments.

Pale Greenmail

Case-by-case basis for restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Certificate of Incorporation or Bylaws

FOR management proposals requesting elimination of supermajority voting provisions for amendments to the certificate of incorporation and bylaws.

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

FOR shareholder proposals asking that each bylaw amendment adopted by the board of directors not become effective until approved by shareholders.

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Other Governance Proposals

Confidential Voting

FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

AGAINST shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Proxy Access

FOR binding shareholder proxy access proposals considering the following criteria:

•	0.5% ownership threshold
•	Number of board members that may be elected - cap of 1/3 of board or minimum 2 nominees, if the board size is being lowered the calculation is based upon the original board size, if it is being increased the calculation would be based upon the original board size, with each new slot added to the total, so two plus six if six new board positions are being created
•	We prefer no limit or caps on the number of shareowners in the nominations group
•	Loaned securities will count towards total
•	We prefer that all participants affirm that they intend to be “long term shareholders” of the company with at least 6 month ownership duration requirement
•	Proposals with no re-nominations restrictions are preferred

Bundled Proposals

Case-by-case basis for bundled or “conditioned” proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders’ best interests. FOR if the combined effect is positive.

Shareholder Advisory Committees

Case-by-case basis for shareholder proposals establishing a shareholder advisory committee.

Capital Structure

Common Stock Authorization

AGAINST management proposals increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

AGAINST management proposals to increase the number of authorized shares of common stock, or equivalents, that exceeds the maximum amount indicated by Egan-Jones model without any specified legitimate purpose.

FOR management proposals to increase the number of authorized shares of common stock, or equivalents, that does not exceed the maximum amount indicated by Egan-Jones model or are targeted for a specified legitimate purpose.

Case-by-case basis on other such management proposals considering the specified purposes of the proposed increase, any explanation of risks to shareholders of failing to approve the request, potential dilution, and recent track record for using authorized shares, in which case judgment is applied to weigh such factors. Factors which are normally weighed in making such judgments include prior performance of the issuer, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance. In general, we view the authorization of additional common shares to be ordinary and necessary and in the best long-term interests of the issuer and its shareholders.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company’s returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Case-by-case basis on management proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance taking into consideration stock price at the record date.

Preferred Stock

AGAINST management proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights).

Case-by-case basis on management proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and Company’s returns to shareholders.

Blank Check Preferred Stock

FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the company and shareholder characteristics.

Debt Restructurings

Case-by-case basis on management proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control

FOR management proposals that facilitate debt restructurings except where signs of self-dealing exist.

Share Repurchase Programs

FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Case-by-case basis for management proposals for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.

Stock buybacks

Case-by-case on management proposals requesting stock buybacks. AGAINST in cases when the Company receives a poor Board or Compensation score. FOR otherwise.

Compensation of Officers and Directors

Compensation of Officers and Directors

FOR compensation plans that result in an amount of dilution (or the equivalent value in cash) that is less than the total amount suggested by Egan-Jones compensation rating model’s maximum dilution function as determined by the Company’s compensation rating.

AGAINST compensation plans that result in an excess amount of dilution (or the equivalent value in cash) that is more than the total amount suggested by Egan-Jones compensation rating model’s maximum dilution function as determined by the Company’s compensation rating.

AGAINST compensation plans involving “pay for failure,” such as excessively long contracts, guaranteed compensation, excessive severance packages, or other problematic practice not accounted for in the Egan-Jones compensation rating.

Case-by-case (but generally FOR) plans that are completely “decoupled” from the CEOs compensation and thus have no impact on the CEO’s current or future total compensation.

Advisory Votes on Executive Compensation (“Say-on-Pay”)

Case-by-case basis on advisory votes on executive compensation (“Say-on-Pay”), based on the score obtained by the Company in Egan-Jones Compensation Rating. AGAINST a non-binding compensation advisory vote when the Company obtains a questionable score on the Egan-Jones Compensation Rating model, FOR otherwise.*

*In cases when the Company doesn’t have a CEO position Egan-Jones will use the Total Compensation and Salary paid to the highest paid NEO of the Company to calculate a Compensation Rating.

AGAINST say-on-pay proposal and compensation committee members when executive employment agreements include tax gross-ups.

Relative Compensation is based upon a number of quantitative and qualitative metrics which produce a final score that is both forward looking and based upon the prior performance metrics of the company’s wealth creation and market capitalization as compared to the CEO’s total compensation package. Higher wealth creation, market capitalization and lower CEO compensation all contribute to a higher score in this rating. Additional qualitative measures such as 162m compliance, executive pension plan status and other relevant factors are then used to calculate the final score.

Advisory Votes Regarding Frequency of Advisory Votes on Executive Compensation

FOR management proposals that recommend that advisory votes on executive compensation take place annually.

AGAINST management proposals that recommend that advisory votes on executive compensation take place every two years or triennially.

AGAINST shareholder proposals regarding advisory vote on directors’ compensation

Management Proposals Seeking Approval to Re-price Options

Case-by-case basis on management proposals seeking approval to re-price options.

Director Compensation

Case-by-case basis on stock-based plans for directors.

Employee Stock Purchase Plans

Case-by-case basis on employee stock purchase plans.

Amendments that Place a Maximum Limit on Annual Grants or Amend Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions under OBRA

Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

Approval of Cash or Cash & Stock Bonus Plans

Case-by-case basis on cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.

Golden Parachutes and Tin Parachutes

FOR shareholder proposals to have “golden and tin parachutes” submitted for shareholder ratification.

Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

State of Incorporation

State Takeover Statutes

Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).

Reincorporation Proposals

Case-by-case basis on proposals to change the Company’s state of incorporation.

Business Combinations and Corporate Restructurings

Charter Modification

Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

FOR approval of the amendments to the Company’s bylaws to adopt an exclusive forum for internal corporate claims.

Change of Domicile

Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

Mergers and Acquisitions

Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.

Corporate Restructuring

Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

Spin-offs

Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.

Asset Sales

Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.

Liquidations

Case-by-case basis on liquidations considering management’s efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.

Appraisal Rights

FOR providing shareholders with appraisal rights.

Mutual Fund Proxies

Election of Directors

Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

WITHHOLD votes for directors who:

•	are interested directors and sit on key board committees (Audit or Nominating committees)
•	are interested directors and the company does not have one or more of the following committees: Audit or Nominating.
•	attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•	ignore a shareholder proposal that is approved by a majority of shares outstanding
•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
•	serve as Chairman but are not independent (e.g., serve as an officer of the fund’s advisor)

Converting Closed-end Fund to Open-end Fund

Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

Change from Diversified to Non-Diversified Fund

FOR approval of change from diversified to non-diversified fund.

Proxy Contests

Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.

New Classes or Series of Shares

FOR creating new classes or series of shares.

Preferred Stock Authorization

Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 Act Policies

Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

Changing Fundamental Restriction to Non-fundamental

AGAINST on changing fundamental restriction to non-fundamental restriction.

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund’s fundamental investment objective to non-fundamental.

Changing Fundamental Investment Policy to Non-fundamental

AGAINST proposals to change the fund’s fundamental investment policy to non-fundamental.

Name Rule Proposals

Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund’s target market.

Disposition of Assets, Termination, Liquidation

Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, company’s past performance, and terms of liquidation.

Change in Sub-classification

Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

Authorizing Board to Hire and Terminate Sub-advisors without Shareholder Approval - “Manager of Managers” Structure

FOR approval of the use of a “Manager of Managers” structure to appoint and replace Sub-Adviser without obtaining prior shareholder approval, if proposal is asking to appoint and replace subadvisers that are not affiliated with the Fund.

Distribution Agreements

Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor’s reputation and past performance, and competitiveness of fund in industry.

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Mergers

Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

Advisory Vote on Merger Related Compensation

AGAINST “golden parachutes” which are abusive,

•	such as those that exceed 3x of the cash severance or
•	if the cash severance multiple is greater than 2.99x or
•	contain tax gross-ups or
•	provide for accelerated vesting of equity awards, (however, pro-rata vesting of awards based on past service is acceptable) or
•	are triggered prior to completion of the transaction or
•	if the payouts are not contingent on the executive’s termination.

Miscellaneous Shareholder Proposals

Independent Directors

FOR shareholder proposals asking that a three-quarters majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent.

Statement of the Purpose of a Corporation Review

AGAINST shareholder proposals requesting a review of the statement of the purpose of a corporation and make recommendations to shareholders on how the purpose of a corporation signed by the Chairman and Chief Executive Officer can be fully implemented.

Majority Voting in the Election of Directors

FOR shareholder proposals regarding majority voting in the election of Directors in uncontested meetings.

Election of Non-executive Directors

AGAINST shareholder proposals requesting election of non-executive directors.

Employee Representation on the Board of Directors

AGAINST shareholder proposals on employee representation on the Board of Directors.

Establish Director Ownership Requirement

AGAINST proposals establishing a director ownership requirement.

Reimbursement of Shareholder for Expenses Incurred

CASE-BY-CASE for proposals for reimbursing proxy solicitation expenses in contested meetings.

FOR proposals for reimbursing proxy solicitation expenses in contested meetings in cases where EGAN-JONES recommends in favor of the dissidents.

Terminate the Investment Advisor

CASE-BY-CASE basis for proposals for terminating the investment advisor, considering fund’s performance and history of shareholder relations.

Tax Payments on Restricted Awards

AGAINST shareholder proposals to adopt a policy that the Company will pay the personal taxes owed on restricted stock awards on behalf of named executive officers.

Recovery of Unearned Management Bonuses

AGAINST shareholder proposals to adopt an executive compensation recoupment policy.

Senior Executive Stock Retention

FOR shareholder proposals that request adoption of a policy requiring senior executives to retain a significant percentage of shares.

Deferral Period for Certain Compensation of Senior Executives

Shareholder proposals that request that the Compensation committee make the following changes to any annual cash incentive program (“Bonus Program”), as applicable to senior executives, in order to promote a longer-term perspective: an award to a senior executive under a Bonus Program that is based on one or more financial measurements whose performance measurement period is one year or shorter shall not be paid in full for a period following the award; and, the Committee shall develop a methodology for (a) determining the length of the Deferral Period and what proportion of a Bonus should be paid immediately; (b) adjusting the remainder of the Bonus over the Deferral Period in a manner that (i) allows accurate assessment of risks taken during the PMP that could have affected performance on the Financial Metric(s) and (ii) allows the Company to recoup Bonus compensation pursuant to its clawback policy; and (c) paying out the remainder of the Bonus at the end of the Deferral Period. Based on the Compensation score: FOR when the Company receives one of the lowest two scores on the Compensation Rating; AGAINST otherwise.

Sustainability Metrics and Executive Compensation

Shareholder proposals requesting a report on sustainability metrics and executive compensation. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Deduct Impact of Stock Buybacks from Executive Pay

Shareholder proposals that request the board of directors adopt a policy that the board will not utilize “earnings per share” (“EPS”) or its variations (e.g., diluted or operating EPS) or financial ratios (return on assets or net assets or equity) in determining a senior executive’s incentive compensation or eligibility for such compensation, unless the Board utilizes the number of outstanding shares on the beginning date of the performance period and excludes the effect of stock buybacks that may have occurred between that date and the end of the performance period. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Government Service Golden Parachute

AGAINST shareholder proposals on policy prohibiting the vesting of equity-based awards (including stock options, restricted stock and other stock awards granted under an equity incentive plan), for senior executives due to a voluntary resignation to enter government service.

Nonqualified Savings Plan Earnings

AGAINST shareholder proposals to adopt a policy that prohibits the practice of paying above-market earnings on the non-tax-qualified retirement saving or deferred income account balances of senior executive officers.

GAAP Financial Metrics for Purposes of Determining Executive Compensation.

Shareholder proposals asking to adopt a policy that when using performance metrics to calculate senior executive compensation, the Company shall not adjust performance metrics that are calculated in accordance with generally accepted accounting principles (GAAP). Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

ESG Metrics and Executive Compensation

Shareholder proposals asking that the Company prepare a report, at reasonable cost and omitting proprietary information, describing if, and how, it plans to integrate ESG metrics into the performance measures of named executive officers under the Company’s compensation incentive plans. Based on the Compensation Rating score: FOR when the Company receives one of the lowest two scores on the Compensation Rating; AGAINST otherwise.

Community Impacts and Company’s Executive Compensation Program

Shareholder proposals asking that the board of directors publish a report, at reasonable expense, within a reasonable time, and omitting confidential or propriety information, assessing the feasibility of integrating community stakeholder concerns and impacts into the Company’s executive compensation program. Based on the Compensation Rating score: FOR when the Company receives one of the lowest two scores on the Compensation Rating; AGAINST otherwise.

Target Amounts for CEO Compensation – Pay Disparity

Shareholder proposals requesting that the Company take into consideration the pay grades and/or salary ranges of all classifications of Company employees when setting target amounts for CEO compensation. Based on the Compensation Rating score: FOR when the Company receives one of the lowest two scores on the Compensation Rating; AGAINST otherwise.

Equity Ratio Disclosure in Executive Compensation

Shareholder proposals requesting that the Company disclose equity ratio disclosure used by the compensation committee to set executive compensation. Based on the Compensation Rating score: FOR when the Company receives one of the lowest two scores on the Compensation Rating; AGAINST otherwise.

AGAINST shareholder proposal on reform of executive compensation policy with social responsibility.

FOR shareholder proposals asking to ensure greater independence of compensation advisors.

AGAINST shareholder proposal regarding exclusion of legal or compliance costs from financial performance adjustments for executive compensation.

Incentive Compensation and Risks of Material Losses

Shareholder proposals asking that the Company prepare a report, at reasonable cost, disclosing whether and how the Company has identified employees or positions, individually or as part of a group, who are eligible to receive incentive-based compensation that is tied to metrics that could have the ability to expose the Company to possible material losses, as determined in accordance with generally accepted accounting principles. Based on the Compensation Rating score: FOR when the Company receives one of the lowest two scores on the Compensation Rating; AGAINST otherwise.

Advisory Vote on Executive Compensation

Shareholder proposals on adoption of advisory vote on executive compensation. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Drug Pricing Strategies in Incentive Compensation Plans

AGAINST shareholder proposals requesting report on the extent to which risks related to public concern over drug pricing strategies are integrated into incentive compensation arrangements. The report should include, but need not be limited to, discussion of whether incentive compensation arrangements reward, or not penalize, senior executives for (i) adopting pricing strategies, or making and honoring commitments about pricing, that incorporate public concern regarding the level or rate of increase in prescription drug prices; and (ii) considering risks related to drug pricing when allocating capital.

Executive Pay Confidential Voting

FOR shareholder proposals to adopt a bylaw provision restricting management’s access to vote tallies prior to the annual Meeting with respect to certain executive pay matters.

Clawback Provision Amendment

AGAINST shareholder proposals that request the board of directors amend the Company’s clawback policy for executive compensation.

Quantifiable Performance Metrics

CASE-BY-CASE on shareholder proposals that request the board adopt the policy regarding quantifiable performance metrics. FOR this proposal in cases when Egan-Jones compensation rating model results in an ‘Against’ recommendation on ‘Say-on-Pay’ proposal. AGAINST this proposal in cases of when Egan-Jones compensation rating model results in a ‘For’ recommendation on ‘Say-on-Pay’ proposal.

Accelerated Vesting

FOR shareholder proposals to implement double triggered with pro-rata vesting of awards.

Dividends

CASE-BY-CASE basis for shareholder proposals to increase dividends, but generally AGAINST in the absence of a compelling reason for.

Vote Tabulation

FOR shareholder proposals that request all matters presented to shareholders, other than the election of directors, shall be decided by a simple majority of the shares voted ‘For’ and ‘Against’ an item and abstentions from the vote count be excluded.

Proxy Voting Review

Shareholder proposal regarding proxy voting review report. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Disclosure of Voting Results

FOR shareholder proposals requesting separate disclosure of voting results by classes of shares.

Right to Convert a Limited Amount of Class B Common Stock into Class A Common Stock

FOR shareholder proposals on annual right to convert a limited amount of class B Common Stock (10 votes per share) into Class A Common Stock (1 vote per share).

Maryland’s Unsolicited Takeover Act

FOR shareholder proposals requesting that the Board opt out of MUTA, which allows the board of directors to make changes by board resolution only, without shareholder approval, to a company’s capital structure and charter/bylaws. These include, but are not limited to:

› the ability to re-classify a board;

› the exclusive right to set the number of directors;

› limiting shareholders’ ability to call special meetings to a threshold of at least a majority of shares.

Certification of Sound Commercial Practices Related to the Selling of Financial Products and Services

Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Risk Oversight Committee/Public Policy Committee

Shareholder proposals requesting a report, at reasonable cost, omitting proprietary or legally privileged information, discussing the merits of establishing a risk oversight board committee to oversee the Company’s policies including human rights, environment, domestic governmental regulations, foreign affairs and international relations affecting the Company’s business. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Creation of a New Technology Committee

Shareholder proposal that requests that the Company create a new technology committee. Based on the Cybersecurity Risk Rating, FOR in cases when the Company receives one of the lowest two scores on the Cybersecurity Risk Rating; AGAINST otherwise.

The Board’s Nominee Disclosure Policy/True Diversity Board Policy

Shareholder proposal requesting a policy to disclose to shareholders the following: a description of the specific minimum qualifications that the Board’s nominating committee believes must be met by a nominee to be on the board of directors; and each nominee’s skills, ideological perspectives, and experience presented in a chart or matrix form. Based on the Cybersecurity Risk Rating, FOR in cases when the Company receives one of the lowest two scores on the Cybersecurity Risk Rating; AGAINST otherwise.

Content Management Report/Content Enforcement Policies

Shareholder proposals requesting a report reviewing the efficacy of its enforcement of its terms of service related to content policies and assessing the risks posed by content management controversies. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Political Advertising and Posts

Shareholder proposals asking that the Board of Directors prepare, at a reasonable cost and excluding proprietary information, a report on the controversy surrounding political advertising and posts. Such report should evaluate the implications of the company’s policies that may exempt politicians’ posts and political advertisements from elements of platform rules such as the Company’s Community Standards and its fact-checking process. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Report on Takedown Requests

Shareholder proposals regarding a report (within a reasonable time frame, at reasonable cost, and excluding confidential information) assessing the feasibility of public disclosing on an annual basis, by jurisdiction, the list of delisted, censored, downgraded, proactively penalized, or blacklisted terms, queries or sites that the company implements in response to government requests. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Report on Whistleblower Policies and Practices

Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Competitiveness and Protection of Personal Information

AGAINST shareholder proposals requesting that the board of directors inform the shareholders of the investments the bank/company intends to make to update its computer systems so as to increase its competitiveness while enhancing privacy protection.

Mandatory Arbitration Bylaw

AGAINST shareholder proposals requesting that the Company adopt to a mandatory arbitration bylaw.

Shareholder Proposals on Social Issues

Energy, Environment and Health Issues

AGAINST shareholder proposals that request companies to follow the CERES Principles. Generally AGAINST proposals requesting reports that seek additional information, unless it appears that the Company has not adequately addressed shareholders’ relevant environmental concerns but FOR shareholder proposals requesting additional disclosure regarding hydraulic fracturing.

AGAINST shareholder proposals that requests that company develop and implement a comprehensive sustainable palm oil sourcing policy.

AGAINST shareholder proposals promoting recycling.

AGAINST shareholder proposals requesting a report on recyclable packaging.

AGAINST shareholder proposals requesting a report on electronic waste.

AGAINST shareholder proposals on proper disposal of pharmaceuticals.

AGAINST shareholder proposals requesting a report on nanomaterials.

Shareholder proposals requesting that a company adopt GHG emissions reductions goals and issue a report at reasonable cost and omitting proprietary information, on its plans to achieve these goals. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals to encourage energy conservation and the development of alternate renewable and clean energy resources and to reduce or eliminate toxic wastes and greenhouse gas emissions. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on renewable energy adoption. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on distributed - scale clean electricity. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals that request that the Board prepare, at reasonable expense and omitting proprietary information, a sustainability report. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting that the Company nominate environmental expert to the Board of Directors. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals on establishing a climate change committee. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on climate change. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on 2-degree scenario. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting that the Company suspend memberships of industry associations that are involved in lobbying inconsistent with the goals of the Paris agreement. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on deforestation impacts in supply chain. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on climate change and business model. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on public advocacy on climate change and energy by relevant industry associations. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on stranded assets due to climate change. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on risks of petrochemical investments. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on reduction of water pollution. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposal requesting a report on quantitative metrics identified by the Sustainability Accounting Standards Board (SASB) as providing material information on water resource risks for the meat, poultry and dairy sector at reasonable expense and excluding confidential information. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on environmental expenditures (voluntary climate-related activities) including incurred costs and associated significant and actual benefits that have accrued to shareholders, the public health and the environment, including the global climate, from the company’s environment-related activities that are voluntary and that exceed U.S. and foreign compliance and regulatory requirements. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals requesting a report on electrification of the transportation sector.

AGAINST shareholder proposals requesting a report on sugar and public health.

Shareholder proposals requesting a report on antibiotics in livestock. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals to adopt a policy to phase out the routine use of antibiotics in the meat and poultry supply chain.

AGAINST shareholder proposals on protein diversification.

AGAINST shareholder proposal on disclosure of pesticide management data, requesting that the Company disclose, at reasonable expense and omitting proprietary information, quantitative metrics demonstrating measurable progress toward the reduction of synthetic chemical pesticide use in the Company’s supply chain.

AGAINST shareholder proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products.

AGAINST shareholder proposals that request the Company prepare a report, at reasonable expense and omitting proprietary information, assessing actual and potential material financial risks or operational impacts on the Company related to these genetically modified organisms (GMO issues).

Shareholder proposals that request the Company prepare a report, on the social, health, and environmental effects of genetically modified organisms (GMOs). Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products.

Shareholder proposals that request the Company prepare a report disclosing the governance measures the Company has implemented to more effectively monitor and manage financial and reputational risks related to the opioid crisis in the U.S. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals that request the Compensation committee prepare a report on drug pricing. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals requesting a report on health risks of continued in-store tobacco sales.

AGAINST shareholder proposals seeking support for the descheduling of Cannabis.

AGAINST shareholders proposal requesting that the Company create a committee to prepare a report regarding the impact of plant closure on communities and alternatives to help mitigate the effects.

AGAINST shareholder proposals requesting a report on the company’s efforts, to identify and reduce environmental and health hazards associated with past, present and future handling of coal combustion residuals and how those efforts may reduce legal, reputational and financial risks to the company.

Northern Ireland

AGAINST proposals related to the MacBride Principles.

Military Business

AGAINST proposals on defense issues.

AGAINST proposals requesting reports that seek additional information on military related operations, unless the Company has been unresponsive to shareholder relevant requests.

Human Rights, Labor Issues and International Operations Policies

Shareholder proposals on establishing a human rights committee. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting that the Company nominate for election at least one director with human/civil rights expertise. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals seeking a human rights report or human rights due diligence process to assess, identify, prevent and mitigate actual and potential adverse human rights impacts. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals on policies of freedom of expression - to report annually to shareholders, at reasonable expense and excluding confidential and proprietary information, regarding the Company’s policies on freedom of expression and access to information, including whether it has publicly committed to respect freedom of expression as a human right; the oversight mechanisms for formulating and administering policies on freedom of expression and access to information. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals seeking reports on company activities affecting indigenous peoples. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposal regarding human and indigenous peoples’ rights and asking the Company to modify its committee charters, bylaws and/or articles of incorporation, to articulate the fiduciary duties of Board and management to ensure due diligence on human and indigenous peoples’ rights.

AGAINST shareholder proposals requesting the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

AGAINST shareholder proposals requesting report on business with conflict-complicit governments.

AGAINST shareholder proposals requesting a report on the Company’s activities related to safety measures and mitigation of harm associated with Company products.

Shareholder proposals requesting workplace safety reports: Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting that the Company issue a report, at reasonable cost and omitting proprietary information, to include key performance indicators on human capital management related to the company’s portfolio, including reporting on the number and types of complaints received from employees, including contractors and temporary workers, the remedies offered under its grievance mechanism and the percentage of complaints resolved. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals to report to shareholders on the company’s minimum requirements and standards related to workforce practices. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals regarding a slavery and human trafficking report.

Shareholder proposals requesting a report assessing the risk of increased sexual exploitation of children as the Company develops and offers additional privacy tools. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting that the Company prepare an annual report regarding sexual harassment complaints. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting that the Company issue a report on prison labor in supply chain. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

AGAINST proposals requesting reports on international operating policy issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

World Debt Crisis

AGAINST proposals dealing with Third World debt.

AGAINST proposals requesting reports on Third World debt issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

Equal Employment Opportunity and Discrimination

Shareholder proposals asking the Company to set a diversity target (of min of 40%) for the composition of its Board. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals relating to diversity report or policy. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting establishment of equal employment opportunity policy. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals on gender pay gap. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals requesting that the Company issue a report on ethical recruitment in global supply chains.

AGAINST proposals requesting reports that seek additional information about affirmative action efforts, unless the Company has a past history of issues.

Holy Land Principles

AGAINST shareholder proposals to approve the implementation of the Holy Land Principles.

Animal Rights

AGAINST proposals that deal with animal rights.

Product Integrity and Marketing

AGAINST proposals on ceasing production of socially questionable products.

AGAINST proposals requesting reports that seek additional information regarding product integrity and marketing issues, unless it appears the Company has been unresponsive to shareholder relevant requests.

Fair Practice/Business Ethics

Shareholder proposals requesting a policy to pause sourcing of cotton and other raw materials from China. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on external costs of disinformation in digital advertising. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Cybersecurity

Shareholder proposals requesting a report on cyber risk. Based on the Cyber Security Risk Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

In rare cases, Egan-Jones may choose to override the documented guideline recommendation when we believe it to be in the best long-term financial interest of shareholders.

Amplify ETF Trust

Part C – Other Information

Item 15.	Indemnification

Section 9.5 of the Registrant’s Amended and Restated Declaration of Trust provides as follows:

Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

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Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)	(a)	Amended and Restated Declaration of Trust and Establishment and Designation of Series Attached Thereto as Schedule A (1)

(b)	Amended and Restated Establishment and Designation of Series filed herewith

(2)	By-Laws of the Registrant (1)

(3)	Not Applicable

(4)	Form of Agreement and Plan of Reorganization (filed herewith as Appendix A to the Combined Proxy Statement/Prospectus) filed herewith

(5)	Rights of holders of securities being registered is contained in the Registrant’s Amended and Amended and Restated Declaration of Trust and Establishment and Designation of Series Attached Thereto as Schedule A, and the By-Laws of the Registrant

(6)	(a)	Form of Investment Management Agreement between Registrant and Amplify Investments LLC (2)

(b)	Amended Exhibit A to the Investment Management Agreement filed herewith

(c)	Investment Sub-Advisory Agreement by and between the Registrant and Fairlead Asset Management LLC (7).

(d)	Amended Exhibit A to the Sub-Advisory Agreement between Fairlead Asset Management LLC and Amplify Investments LLC filed herewith

(e)	Expense Reimbursement and Fee Waiver Agreement by and between the Registrant and Fairlead Asset Management LLC (6)

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(7)	(a)	Form of Distribution Agreement by and between the Registrant and Foreside Fund Services, LLC (3)

(b)	Amended Exhibit A to the Distribution Agreement filed herewith

(8)	Not Applicable

(9)	(a)	Form of Custodian Agreement (2)

(b)	Amended Schedule B to the Custodian Agreement filed herewith

(10)	Form of 12b-1 Service Plan (2)

(11)	Opinion and Consent of Morgan, Lewis, & Bockius LLP regarding the validity of the shares issued by the Registrant filed herewith

(12)	Form of Opinion as to Tax Matters and Consent filed herewith

(13)	(a)	Form of Subscription Agreement (2)

(b)	Form of Fund Accounting Servicing Agreement (2)

(c)	Revised Exhibit A to the Fund Accounting Servicing Agreement filed herewith

(d)	Form of Fund Administration Servicing Agreement (2)

(e)	Revised Exhibit A to the Fund Administration Servicing Agreement filed herewith

(f)	Form of Transfer Agent Servicing Agreement (2)

(g)	Revised Exhibit A to the Transfer Agent Servicing Agreement filed herewith

(14)	Consent of Cohen & Company, Ltd. with respect to Form N-14 filed herewith

(15)	Not applicable

(16)	Powers of Attorney filed herewith

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(17)	(a)	Amplify Investments LLC Code of Ethics (8)

(b)	Amplify ETF Trust Code of Ethics (6)

(c)	Fairlead Asset Management LLC Code of Ethics (9)

(d)	Form of Proxy Card

Form of Proxy Card

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on December 23, 2015.
(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.
(3)	Incorporated by Reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on July 8, 2019.
(4)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 16, 2018.
(5)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on June 11, 2018.
(6)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on March 9, 2026.
(7)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on June 27, 2026.
(8)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on July 8, 2026
(9)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on July 27, 2026

Item 17.	Undertakings

Not Applicable

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Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Lisle, and State of Illinois, on October 2, 2026.

Amplify ETF Trust

By:	/s/ Christian Magoon
Christian Magoon
Chairman of the Board of Trustees
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Christian Magoon	President and Chief Executive Officer	October 2, 2026
Christian Magoon

/s/ Bradley H. Bailey	Chief Financial Officer	October 2, 2026
Bradley H. Bailey
Michael DiSanto*	) Trustee)
	)	By:	/s/ Christian Magoon
Rick Powers**	) Trustee)		Christian Magoon Attorney-In-Fact
	)		October 2, 2026
Mark Tucker *	) Trustee)
)

* Original powers of attorney authorizing Bradley H. Bailey, Christian Magoon, William Belden and John Phillips to execute this Registration Statement on this Form N-14, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, are filed herewith.

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Index to Exhibits

(1)	(b)	Amended and Restated Establishment and Designation of Series.

(4)	Form of Agreement and Plan of Reorganization (filed herewith as Appendix A to the Combined Proxy Statement/Prospectus).

(6)	(b)	Amended Exhibit A to the Investment Management Agreement.

(d)	Amended Exhibit A to the Sub-Advisory Agreement between Registrant and Fairlead Asset Management LLC.

(7)	(b)	Amended Exhibit A to the Distribution Agreement.

(9)	(b)	Amended Schedule B to the Custodian Agreement.

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP regarding the validity of the shares issued by the Registrant.

(12)	Form of Opinion as to Tax Matters and Consent.

(13)	(c)	Revised Exhibit A to the Fund Accounting Servicing Agreement.

(e)	Revised Exhibit A to the Fund Administration Servicing Agreement.

(g)	Revised Exhibit A to the Transfer Agent Servicing Agreement.

(14)	Consent of Cohen & Company, Ltd. with respect to Form N-14.

(16)	Powers of Attorney.

(17)	(d)	Form of Proxy Card

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